SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     /x/

     Pre-Effective Amendment No. ----

     Post-Effective Amendment No. 33
                                 ----
                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   /x/


     Amendment No.  33
                   ----
                       (Check appropriate box or boxes.)

 COUNTRYWIDE STRATEGIC TRUST
-----------------------------
(Exact name of Registrant as Specified in Charter)

FILE NOS. 811-3651 and 2-80859
------------------------------
312 Walnut Street, 21st Floor, Cincinnati, Ohio  45202
------------------------------------------------------
(Address of Principal Executive Offices)      Zip Code

Registrant's Telephone Number, including Area Code (513) 629-2000
-----------------------------------------------------------------
Robert H. Leshner, 312 Walnut Street, 21st Floor,
-------------------------------------------------
Cincinnati, Ohio 45202
-----------------------
(Name and Address of Agent for Service)

It is proposed that this filing will become effective
(check appropriate box)

/X/  immediately upon filing pursuant to paragraph (b)
/ /  on (date) pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a)
/ /  on (date) pursuant to paragraph (a) of Rule 485

Registrant registered an indefinite number of securities under Rule 24f-2 by filing Registrant's initial registration statement effective April 14, 1983. Pursuant to paragraph (b)(1) of Rule 24f-2, Registrant filed a Rule 24f-2 Notice for the fiscal year ended March 31, 1997 on May 20, 1997.

TOTAL NUMBER OF PAGES:
EXHIBIT INDEX ON PAGE:

                          COUNTRYWIDE STRATEGIC TRUST
                       ------------------------
                                 FORM N-1A
                           CROSS REFERENCE SHEET
                          ----------------------

ITEM                          SECTION IN PROSPECTUS
----                          ---------------------
1...........................  Cover Page
2...........................  Expense Information
3...........................  Financial Highlights, Performance
                              Information
4...........................  Operation of the Funds, Investment
                              Objectives and Policies
5...........................  Operation of the Funds, Financial
                              Highlights
6...........................  Cover Page, Dividends and Distributions,
                              Taxes, Operation of the Funds
7...........................  How to Purchase Shares, Shareholder
                              Services, Exchange Privilege, Operation
                              of the Funds,  Calculation of Share
                              Price and Public Offering Price,
                              Distribution Plan(s), Application
8...........................  How to Redeem Shares, Shareholder
                              Services
9...........................  None

                              SECTION IN STATEMENT OF
ITEM                          ADDITIONAL INFORMATION
----                          -----------------------
10..........................  Cover Page
11..........................  Table of Contents
12..........................  The Trust
13..........................  Definitions, Policies and Risk
                              Considerations, Investment Limitations,
                              Portfolio Turnover
14..........................  Trustees and Officers
15..........................  Principal Security Holders
16..........................  The Investment Adviser and Underwriter,
                              Distribution Plans, Custodian,
                              Auditors, Transfer Agent
17..........................  Securities Transactions
18..........................  The Trust
19..........................  Calculation of Share Price and Public
                              Offering Price, Other Purchase
                              Information, Redemption in Kind
20..........................  Taxes
21..........................  The Investment Adviser and Underwriter
22..........................  Historical Performance Information
23..........................  Annual Report

                                                            PROSPECTUS
                                                             August 1, 1997


                           COUNTRYWIDE STRATEGIC TRUST
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094

                            GOVERNMENT MORTGAGE FUND

         The Government Mortgage Fund (the "Fund"), a series of Countrywide Strategic Trust, seeks high current income, consistent with the protection of capital, by investing primarily in mortgage-related securities issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities. Under normal circumstances, the Fund will invest at least 65% of its total assets in securities issued or guaranteed by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association.

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
AGENCY.

         Countrywide Investments, Inc. (the "Adviser") manages the Fund's investments and its business affairs.

         This Prospectus sets forth concisely the information about the Fund that you should know before investing. Please retain this Prospectus for future reference.  A Statement of Additional Information dated August 1,
1997 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety.  A copy of the
Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below.
-------------------------------------------------------------------------------
For Information or Assistance in Opening an Account, Please Call:
Nationwide (Toll-Free)  . . . . . . . . . . . . . . . . .  800-543-0407
Cincinnati  . . . . . . . . . . . . . . . . . . . . . . .  513-629-2050
-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION
-------------------
Shareholder Transaction Expenses

  Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)..........     2%
  Maximum Contingent Deferred Sales Load
  (as a percentage of original purchase price).    None*
  Sales Load Imposed on Reinvested Dividends...    None
  Exchange Fee.................................    None
  Redemption Fee...............................    None**

 * Purchases at net asset value of amounts totaling $1 million or more may be subject to a contingent deferred sales load of .75% if a redemption occurred within 12 months of purchase and a commission was paid by the Adviser to a participating unaffiliated dealer.
  ** A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

Annual Fund Operating Expenses (as a percentage of average net assets)

Management Fees After Waivers(A)             .67%
12b-1 Fees(B)                                .01%
Other Expenses                               .52%
Total Fund Operating Expenses               -----
  After Waivers(C)                          1.20%
                                            =====
   (A) Absent waivers of management fees, such fees would have been .75% for the fiscal year ended March 31, 1997.
   (B) The Fund may incur 12b-1 fees in an amount up to .25% of its average net assets. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.
   (C) Absent waivers of management fees, total Fund operating expenses would have been 1.28% for the fiscal year ended March 31, 1997.

  The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on amounts incurred during the most recent fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Example
You would pay the following                       1 Year             $ 32
expenses on a $1,000                              3 Years              57
investment, assuming (1)                          5 Years              85
5% annual return and (2)                         10 Years             163
redemption at the end of
each time period:

FINANCIAL HIGHLIGHTS
--------------------
         The following information, which has been audited by Arthur Andersen LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of March 31, 1997 and related auditors' report appear in the Statement of Additional Information of the Fund, which can be obtained by shareholders at no charge by calling Countrywide Fund Services, Inc. (Nationwide call toll-free 800-543-0407, in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

                                                   Per Share Data for a Share Outstanding Throughout Each Year

                                                                    Year Ended March 31,
                                   ----------------------------------------------------------------------------------------
                                    1997     1996     1995    1994     1993     1992     1991     1990     1989     1988
---------------------------------------------------------------------------------------------------------------------------
Net asset value at
  beginning of year .............   $9.43   $9.22    $ 9.85   $10.47   $10.18   $10.04   $ 9.78   $ 9.81   $10.17    $10.76
                                   ------    -------  -------  -------  -------  -------  -------  ------  ------    ------
Income from investment operations:
  Net investment income.........     0.55     0.56      0.58     0.64     0.69     0.79     0.81     0.86     0.82     0.84
  Net realized and unrealized
   gains (losses) on investments    (0.20)    0.21    (0.59)   (0.59)    0.47     0.14     0.26    (0.03)   (0.33)   (0.56)
                                    ------   -------  -------  -------  -------  -------  -------  -------   ------  -------
Total from investment operations     0.35     0.77    (0.01)    0.05     1.16     0.93     1.07     0.83     0.49     0.28
                                    ------   -------  -------  -------  -------  -------  -------  -------   ------  -------
Less distributions:
  Dividends from net
   investment income ............   (0.55)    (0.56)    (0.58)   (0.64)   (0.69)   (0.79)   (0.81)   (0.86)   (0.82)   (0.84)
  Distributions from
   net realized gains ...........      --        --     (0.04)   (0.03)   (0.18)      --       --       --    (0.03)   (0.03)
                                     -----    -------  -------  -------  -------  -------  -------  -------   ------  -------
Total distributions.............    (0.55)    (0.56)    (0.62)   (0.67)   (0.87)   (0.79)   (0.81)   (0.86)   (0.85)   (0.87)
                                    ------    -------  -------  -------  -------  -------  -------  -------   ------  -------
Net asset value at end of year..    $9.23     $9.43     $ 9.22   $ 9.85   $10.47   $10.18   $10.04   $ 9.78   $ 9.81   $10.17
                                   =======    =======  =======  =======  =======  =======  =======  =======   ======  =======

Total return(A) ................     3.76%     8.39%      0.06%    0.30%   11.71%    9.46%   11.37%    8.60%    4.96%    2.95%
                                   =======     =======  =======  =======  =======  =======  =======  =======   ======  =======

Net assets at end of year (000's)   $21,843    $24,916  $26,174  $40,479  $31,633  $40,253  $43,753  $28,788  $31,047  $40,429
                                    =======    =======  =======  =======  =======  =======  =======  =======   ======  =======

Ratio of expenses to
  average net assets ...........     1.20%(B) 1.20%(B)    1.20%    1.20%    1.20%    1.19%    1.30%    1.31%(B)  1.37%    1.60%
Ratio of net investment income
  to average net assets.........     5.84%    5.82%       6.26%    6.14%    6.61%    7.73%    8.19%    8.60%     8.15%    8.31%

Portfolio turnover rate.........       76%     160%        205%     246%     188%      55%      53%     128%      140%      94%

(A)The total returns shown do not include the effect of applicable sales loads.
(B)Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 1.28%, 1.24% and 1.34% for the years ended March
   31, 1997, 1996 and 1990, respectively.



INVESTMENT OBJECTIVE AND POLICIES
---------------------------------

         The Fund is a series of Countrywide Strategic Trust (the "Trust"). The Fund seeks high current income, consistent with the protection of capital. The Fund seeks to achieve its investment objective by investing primarily in mortgage-related securities issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities. The Fund is not intended to be a complete investment program, and there is no assurance that the Fund's investment objective can be achieved. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

         Under normal circumstances, at least 65% of the Fund's total assets will be invested in mortgage-related securities issued or guaranteed as to principal and interest by the Government National Mortgage Association (GNMA Certificates), the Federal Home Loan Mortgage Corporation (FHLMC Certificates) or the Federal National Mortgage Association (FNMA Certificates). GNMA Certificates, FHLMC Certificates, FNMA Certificates and other mortgage-related securities eligible for purchase by the Fund are described below. Mortgage-related securities purchased by the Fund will be either (i) issued by United States Government sponsored corporations or (ii) rated Aaa by Moody's Investors Service, Inc. or AAA by Standard & Poor's Ratings Group or, if not rated, are of comparable quality as determined by the Adviser.

         The market value of investments available to the Fund, and therefore the Fund's yield and net asset value, will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. Mortgage-related securities and other debt securities are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. In addition, the prepayment experience of the mortgages underlying mortgage-related securities may affect the value of, and the return on an investment in, such securities.

         For defensive purposes, the Fund may temporarily hold all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper or repurchase agreements collateralized by U.S. Government obligations.

         MORTGAGE-RELATED SECURITIES. Mortgage-related securities include GNMA Certificates, FHLMC Certificates, FNMA Certificates and collateralized mortgage obligations ("CMOs").

         GNMA Certificates are U.S. Government obligations guaranteed by the Government National Mortgage Association (the GNMA) and are mortgage-backed securities representing part ownership of a pool of mortgage loans. The pool of mortgage loans underlying the GNMA Certificates is assembled by the issuer, usually a private mortgage lender. The loans in the pool, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration or the Farmers' Home Administration or guaranteed by the Veterans Administration. If the pool is approved by the GNMA, GNMA Certificates are issued and sold to investors such as the Fund. The Fund will invest only in GNMA Certificates of the pass-through type. This type of GNMA Certificate entitles the holder to receive all interest and principal payments owed on the pool of mortgage loans, net of fees paid to the issuer and the GNMA. In addition, the timely payment of interest and principal on this type of GNMA Certificate is guaranteed by the GNMA, even in the event of the foreclosure of underlying mortgage loans. The GNMA guarantee is backed by the full faith and credit of the United States. However, shares of the Fund are not guaranteed or backed by either the GNMA or the United States Government.

         FHLMC Certificates are U.S. Government obligations guaranteed by the Federal Home Loan Mortgage Corporation (the FHLMC). As with GNMA Certificates, FHLMC Certificates are pass-through mortgage-backed securities representing part ownership of a pool of mortgage loans. The FHLMC generally purchases such mortgage loans from those lenders insured by the Federal Deposit Insurance Corporation, or Federal Housing Administration mortgagees approved by the Department of Housing and Urban Development. The securities and guarantees of the FHLMC are not backed, directly or indirectly, by the full faith and credit of the United States.

         FNMA Certificates are U.S. Government obligations guaranteed by the Federal National Mortgage Association (the FNMA). The FNMA is a U.S. Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. The FNMA purchases residential mortgages from a list of approved sellers, which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage banks. Pass-through securities issued by the FNMA are not backed by the full faith and credit of the United States, although the Secretary of the Treasury of the United States has discretionary authority to lend the FNMA up to $2.25 billion outstanding at any time.

         CMOs generally are mortgage-backed obligations that separate mortgage pools into short-term, medium-term and long-term portions. Each CMO receives interest owed on the pool of mortgage loans, but principal is usually paid first to the short-term CMOs, then to medium-term CMOs and then to long-term CMOs. CMOs usually are issued by investment bankers, the FNMA, and home builders. The Fund will invest in CMOs which are collateralized by pass-through mortgage-backed securities issued by the GNMA, the FNMA and the FHLMC, or any combination thereof. The CMOs in which the Fund invests will evidence interests in pools of mortgage loans secured by first liens on 1-4 family residential properties.

         Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-related securities, including the risks described below with respect to prepayments of and payments on foreclosures of underlying mortgage loans. In addition, in the event of a bankruptcy or other default of the broker or agency issuing the CMO, the Fund could experience both delays in liquidating its position and losses. The Fund will not invest more than 10% of its net assets in CMOs for which there is no established market and other illiquid securities. In addition, pursuant to the position of the staff of the Securities and Exchange Commission, the Fund will not invest more than 5% of its total assets in any CMO which is an investment company under the Investment Company Act of 1940 and will not invest more than 10% of its total assets in all such CMOs and securities of other investment companies.

         The Fund may also invest in stripped mortgage-related securities, which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage-related securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage-backed security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an

IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated AAA or Aaa, and could even lose its entire investment. Although stripped mortgage-related securities are purchased and sold by institutional investors through many investment banking firms acting as brokers or dealers, extreme changes in interest rates may result in illiquid markets for these securities. The Fund will not invest more than 10% of its net assets in stripped mortgage-backed securities for which there is no established market and other illiquid securities. The Fund may invest more than 10% of its net assets in stripped mortgage-related securities deemed to be liquid if the Adviser determines, under the direction of the Board of Trustees, that the security can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's net asset value per share.

         Prepayments of and payments on foreclosures of mortgage loans underlying a mortgage-related security are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. The mortgage loans underlying a mortgage-related security may be prepaid at any time without penalty. If a prepayment of a mortgage loan underlying a particular mortgage-related security occurs, the return to the Fund may be lower if the Fund acquired the security at a premium over par or higher if the Fund acquired the security at a discount from par. In addition, prepayments of mortgage loans underlying a particular mortgage-related security held by the Fund will reduce the market value of the security to the extent the market value of the security at the time of prepayment exceeds its par value. In periods of declining mortgage interest rates, prepayments may occur with increasing frequency because, among other reasons, mortgagors may be able to refinance outstanding mortgages at lower interest rates. In general, a decline in interest rates will cause the net asset value of the Fund to increase to the extent that prepayments do not occur, while a rise in interest rates will cause the net asset value of the Fund to decrease.

         Some of the pass-through mortgage securities in which the Fund invests may be adjustable rate mortgage securities ("ARMS"). ARMS are collateralized by adjustable rather than fixed-rate mortgages. The ARMS in which the Fund invests are actively traded. Generally, adjustable rate mortgages have a specified maturity date and amortize principal over their life. In periods of declining interest rates there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate can and does change in accordance with movements in a particular, pre-specified, published interest rate index. There are two main categories of indices: those based on U.S. Treasury obligations and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. The amount of interest on an adjustable rate mortgage is calculated by adding a specified amount to the applicable index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMS generally moves in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of fixed-rate mortgage securities and ARMS tend to experience lower rates of prepayment of principal than fixed-rate mortgage securities. However, ARMS are also less likely than fixed-rate mortgage securities of comparable quality and maturity to increase significantly in value during periods of declining interest rates.

         Additional Investment Information
         ---------------------------------
         U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in all types of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasury obligations also include the separate principal and interest components of U.S. Treasury obligations which are traded under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Agencies or instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the GNMA, the FNMA, the FHLMC, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution
Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments. Shares of the Fund are not guaranteed or backed by the United States Government.

         DELAYED SETTLEMENT TRANSACTIONS. The Fund may trade securities on a "when-issued" or "to-be-announced" basis. Securities issued on a when-issued or to-be-announced basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. In a to-be-announced transaction, the Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount in transactions involving mortgage-related securities. The Fund will only make commitments to purchase securities on a when- issued or to-be-announced basis with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy or in order to meet its obligations, although it would not normally expect to do so. The Fund will not enter into a delayed settlement transaction which settles in more than 120 days.

         Purchases of securities on a when-issued or to-be-announced basis are subject to market fluctuations and their current value is determined in the same manner as other portfolio securities. When effecting such purchases, a segregated account of cash or liquid securities of the Fund in an amount sufficient to make payment for the portfolio securities to be purchased will be maintained with the Fund's Custodian at the trade date and valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of segregated securities declines, additional cash or liquid securities will be segregated on a daily basis so that the market value of the Fund's segregated assets will equal the amount of the Fund's commitments to purchase when-issued securities and securities on a to-be-announced basis. The Fund's purchase of securities on a when-issued or to-be-announced basis may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date or if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement.

In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, banks having assets in excess of $10 billion and the largest and, in the Board of Trustees' judgment, most creditworthy primary U.S. Government securities dealers. The Fund will only enter into repurchase agreements which are collateralized by U.S. Government obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. At the time the Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities.

         BORROWING AND PLEDGING. The Fund may borrow money from banks or other persons. The Fund may borrow money in an amount not exceeding 10% of its total assets as a temporary measure for extraordinary or emergency purposes and may pledge assets in connection with borrowings, but will not pledge more than 10% of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. These policies do not preclude the Fund from entering into reverse repurchase transactions (see below), provided that the Fund has asset coverage of 300% of all its reverse repurchase commitments pursuant to such transactions and all other outstanding borrowings of the Fund. Borrowings of the Fund, including its current obligations under reverse repurchase agreements, will not exceed one-third of the current market value of the Fund's total assets (less all its liabilities other than obligations under reverse repurchase agreements and other borrowings).

         Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Fund will limit its borrowings as described above. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

         REVERSE REPURCHASE TRANSACTIONS. The Fund may enter into reverse repurchase transactions. A reverse repurchase transaction involves the sale of a money market instrument held by the Fund coupled with an agreement by the Fund to repurchase the instrument at a stated price, date and interest payment. The Fund will use the proceeds of a reverse repurchase transaction to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time.

         The Fund will enter into a reverse repurchase transaction only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Under the Investment Company Act of 1940, reverse repurchase transactions may be considered to be borrowings by the seller. The Fund may not enter into a reverse repurchase transaction if, as a result, its current obligations under such agreements and all of its other outstanding borrowings would exceed one-third of the current market value of the Fund's total assets (less all its liabilities other than obligations under such agreements and other borrowings). The Fund may enter into reverse repurchase transactions with banks or broker-dealers. Entry into such transactions requires the creation and maintenance of a segregated account with the Fund's Custodian consisting of cash and/or liquid securities.

         PORTFOLIO TURNOVER. The Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. The portfolio turnover of the Fund may be greater than that of many other mutual funds. High turnover involves correspondingly greater commission expenses and transaction costs and increases the possibility that the Fund would not qualify as regulated investment company under Subchapter M of the Internal Revenue Code. The Fund will not qualify as a regulated investment company if it derives 30% or more of its gross income from gains (without offset for losses) from the sale or other disposition of securities held for less than three months. High turnover may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see "Taxes").

HOW TO PURCHASE SHARES
----------------------

         Your initial investment in the Fund ordinarily must be at least $1,000 ($250 for tax-deferred retirement plans). However, the minimum initial investment for employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals, is $50. You may purchase additional shares through the Open Account Program described below. You may open an account and make an initial investment through securities dealers having a sales agreement with the Trust's principal underwriter, Countrywide Investments, Inc. (the "Adviser"). You may also make a direct initial investment by sending a check and a completed account application form to Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Government Mortgage Fund." An account application is included in this Prospectus.

         The Trust mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

         Investors should be aware that the Fund's account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone exchanges) made available to investors.

         Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

         OPEN ACCOUNT PROGRAM. Please direct inquiries concerning the services described in this section to the Transfer Agent at the address or numbers listed below.

         After an initial investment, all investors are considered participants in the Open Account Program. The Open Account Program helps investors make purchases of shares of the Fund over a period of years and permits the automatic reinvestment of dividends and distributions of the Fund in additional shares without a sales load.

         Under the Open Account Program, you may purchase and add shares to your account at any time either through your securities dealer or by sending a check to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. The check should be made payable to the Fund.

         Under the Open Account Program, you may also purchase shares of the Fund by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) for instructions. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

         Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement. All purchases under the Open Account Program are made at the public offering price next determined after receipt of a purchase order by the Trust. If a broker-dealer received concessions for selling shares of the Fund to a current shareholder, such broker-dealer will receive the concessions described above with respect to additional investments by the shareholder.

         Shares of the Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Adviser by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Adviser by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the public offering price next determined on the following business day.

         The public offering price of shares of the Fund applicable to investors whose accounts are opened after January 31, 1995 is the next determined net asset value per share plus a sales load as shown in the following table.

                                                                 Dealer
                                                                Reallowance
                                         Sales Load as % of:     as% of
                                          Public       Net        Public
                                         Offering     Amount      Offering
Amount of Investment                       Price      Invested    Price
--------------------                       -------    --------    -----
Less than $100,000                         2.00%        2.04%     1.80%
$100,000 but less than $250,000            1.50         1.52      1.35
$250,000 but less than $500,000            1.00         1.01       .90
$500,000 but less than $1,000,000            .75         .76       .65
$1,000,000 or more                         None*        None*

         The public offering price of shares of the Fund applicable to investors whose accounts were opened prior to February 1, 1995 is the next determined net asset value per share plus a sales load as shown in the following table.

                                                                        Dealer
                                                                     Reallowance
                                          Sales Load as % of:           as % of
                                          Public          Net            Public
                                          Offering        Amount        Offering
Amount of Investment                       Price        Invested         Price
--------------------                       -----        --------          -----
Less than $500,000                          1.00%         1.01%           1.00%
$500,000 but less than $1,000,000            .75           .76             .75
$1,000,000 or more                          None*         None*

* There is no front-end sales load on purchases of $1 million or more but a contingent deferred sales load of .75% may apply if a commission was paid by the Adviser to a participating unaffiliated dealer and the shares are redeemed within twelve months from the date of purchase.

         Under certain circumstances, the Adviser may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Adviser retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

         For initial purchases of $1,000,000 or more made after October 1, 1995 and subsequent purchases further increasing the size of the account, a dealer's commission of .75% of the purchase amount may be paid by the Adviser to participating unaffiliated dealers through whom such purchases are effected. In determining a dealer's eligibility for such commission, purchases of shares of the Fund may be aggregated with concurrent purchases of Class A shares of other funds of Countrywide Investments. Dealers should contact the Adviser concerning the applicability and calculation of the dealer's commission in the case of combined purchases. An exchange from other funds of Countrywide Investments will not qualify for payment of the dealer's commission, unless such exchange is from a Countrywide fund with assets as to which a dealer's commission or similar payment has not been previously paid. Redemptions of shares may result in the imposition of a contingent deferred sales load if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Charge for Certain Purchases of Shares" below.

         In addition to the compensation otherwise paid to securities dealers, the Adviser may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Fund. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other funds of Countrywide Investments during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

         REDUCED SALES LOAD. A "purchaser" (defined below) may use the Right of Accumulation to combine the cost or current net asset value (whichever is higher) of his existing shares of the load funds distributed by the Adviser with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables above. Purchases made in any load fund distributed by the Adviser pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. The load funds currently distributed by the Adviser are listed in the Exchange Privilege section of this Prospectus. Shareholders should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

         PURCHASES AT NET ASSET VALUE. You may purchase shares of the Fund at net asset value when the payment for your investment represents the proceeds from the redemption of shares of any other mutual fund which has a front-end sales load and is not distributed by the Adviser. Your investment will qualify for this provision if the purchase price of the shares of the other fund included a sales load and the redemption occurred within one year of the purchase of such shares and no more than sixty days prior to your purchase of shares of the Fund. To make a purchase at net asset value pursuant to this provision, you must submit photocopies of the confirmations (or similar evidence) showing the purchase and redemption of shares of the other fund. Your payment may be made with the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the Fund. The redemption of shares of the other fund is, for federal income tax purposes, a sale on which you may realize a gain or loss. These provisions may be modified or terminated at any time. Contact your securities dealer or the Trust for further information.

         Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase shares of the Fund at net asset value. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value. Federal and state credit unions may also purchase shares at net asset value.

         In addition, shares of the Fund may be purchased at net asset value by broker-dealers who have a sales agreement with the Adviser, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

         Clients of investment advisers and financial planners may also purchase shares of the Fund at net asset value if their investment adviser or financial planner has made arrangements to permit them to do so with the Trust and the Adviser. The investment adviser or financial planner must notify the Transfer Agent that an investment qualifies as a purchase at net asset value.

         Employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals and employee benefit plans established by such entities, may also purchase shares of the Fund at net asset value.

         CONTINGENT  DEFERRED  SALES LOAD FOR  CERTAIN  PURCHASES  OF SHARES.
A contingent deferred sales load is imposed upon certain redemptions of shares of the Fund (or shares into which such shares were exchanged) purchased at net asset value in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Adviser and the shares are redeemed within twelve months from the date of purchase. The contingent deferred sales load will be paid to the Adviser and will be equal to .75% of the lesser of (1) the net asset value at the time of purchase of the shares being redeemed or (2) the net asset value of such shares at the time of redemption. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. If a purchase of shares is subject to the contingent deferred sales load, the investor will be so notified on the confirmation for such purchase.

         Redemptions of such shares of the Fund held for at least 12 months will not be subject to the contingent deferred sales load and an exchange of such shares into another fund of Countrywide Investments is not treated as a redemption and will not trigger the imposition of the contingent deferred sales load at the time of such exchange. A fund will "tack" the period for which such shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange; however, the period of time that the redemption proceeds of such shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable. See "Exchange Privilege."

         The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code of 1986) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

         ADDITIONAL INFORMATION. For purposes of determining the initial investment requirements and the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his spouse and their children under the age of 21, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales loads.

SHAREHOLDER SERVICES
--------------------
         Contact the Transfer Agent (Nationwide call toll-free 800- 543-0407; in Cincinnati call 629-2050) for additional information about the shareholder services described below.

         Automatic Withdrawal Plan
         -------------------------
         If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service. Purchases of additional shares of the Fund while the plan is in effect are generally undesirable because a sales load is incurred whenever purchases are made.

         Tax-Deferred Retirement Plans
         ------------------------------
         Shares of the Fund are available for purchase in connection with the following tax-deferred retirement plans:

         --       Keogh Plans for self-employed individuals

         -- Individual retirement account (IRA) plans for individuals and their non-employed spouses

         -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

         -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

         Direct Deposit Plans
         ----------------------
         Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.

         Automatic Investment Plan
         -------------------------
         You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

         Reinvestment Privilege
         ----------------------
         If you have redeemed shares of the Fund, you may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within ninety days of the redemption and the privilege may only be exercised once per year.

HOW TO REDEEM SHARES
--------------------
         You may redeem shares of the Fund on each day that the Trust is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

         You may also redeem shares by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

         If your instructions request a redemption by wire, you will be charged an $8 processing fee by the Fund's Custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

         Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

         If a certificate for the shares was issued, it must be delivered to the Transfer Agent, or the dealer in the case of a wire redemption, duly endorsed or accompanied by a duly endorsed stock power, with the signature guaranteed by any of the eligible guarantor institutions outlined above.

         A contingent deferred sales load may apply to a redemption of certain shares purchased at net asset value. See "How to Purchase Shares."

         Shares are redeemed at their net asset value per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described above, less any applicable contingent deferred sales load. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

         The Trust and the Transfer Agent will consider all written and verbal instructions as authentic and will not be responsible for the processing of exchange instructions received by telephone which are reasonably believed to be genuine or the delivery or transmittal of the redemption proceeds by wire. The affected shareholders will bear the risk of any such loss. The privilege of exchanging shares by telephone is automatically available to all shareholders. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

         At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than the minimum amount required by the Trust for your account (based on actual amounts invested including any sales load paid, unaffected by market fluctuations), or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

         The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE
------------------
         Shares of the Fund and of any other fund of Countrywide Investments may be exchanged for each other.

         Shares of the Fund which are not subject to a contingent deferred sales load may be exchanged for Class A shares of any other fund and for shares of any other fund which offers only one class of shares (provided such shares are not subject to a contingent deferred sales load). A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

          Shares of the Fund subject to a contingent deferred sales load may be exchanged, on the basis of relative net asset value per share, for shares of any other fund which imposes a contingent deferred sales load and for shares of any fund which is a money market fund. A fund will "tack" the period for which the shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange. The period of time that shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable.

         The following are the funds of Countrywide Investments currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

         Countrywide Tax-Free Trust         Countrywide Strategic Trust
         --------------------------         ---------------------------
         Tax-Free Money Fund                 *Government Mortgage Fund
         Ohio Tax-Free Money Fund            *Equity Fund
         California Tax-Free Money Fund      *Utility Fund
         Florida Tax-Free Money Fund
         *Tax-Free Intermediate Term Fund
         *Ohio Insured Tax-Free Fund        Countrywide Investment Trust
                                            ----------------------------
                                            Short Term Government Income Fund
                                            Institutional Government Income Fund
                                           *Intermediate Term Government Income
                                                Fund
                                           *Adjustable Rate U.S. Government
                                               Securities Fund
                                           *Global Bond Fund

      You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by the Transfer Agent.

      Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a current prospectus for any of the other funds of Countrywide Investments and more information about exchanges among Countrywide Investments.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
      All of the net investment income of the Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. The Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

      Distributions are paid according to one of the following options:

         Share Option -      income distributions and capital gains
                             distributions reinvested in additional
                             shares.

         Income Option -     income distributions and short-term capital
                             gains distributions paid in cash; long-term capital gains distributions reinvested in additional shares.

         Cash Option -       income distributions and capital
                             gains distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

         If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option.

         An investor who has received in cash any dividend or capital gains distribution from the Fund may return the distribution within thirty days of the distribution date to the Transfer Agent for reinvestment at the net asset value next determined after its return. The investor or his dealer must notify the Transfer Agent that a distribution is being reinvested pursuant to this provision.

TAXES
-----
         The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders.

         The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income as well as from net realized short-term capital gains, if any, are taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations. Distributions of net realized long-term capital gains are taxable as long-term capital gains regardless of how long you have held your Fund shares. Redemptions and exchanges of shares of the Fund are taxable events on which a shareholder may realize a gain or loss.

         The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Fund may be subject to state and local taxes on distributions. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Fund and the use of the Automatic Withdrawal Plan and the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

OPERATION OF THE FUND
---------------------
         The Fund is a diversified series of Countrywide Strategic Trust, an open-end management investment company organized as a Massachusetts business trust on November 18, 1982. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

         The Trust retains Countrywide Investments, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Adviser"), to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is also the investment adviser to two other series of the Trust, five series of Countrywide Investment Trust and six series of Countrywide Tax-Free Trust. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Fund pays the Adviser a fee equal to the annual rate of
 .75% of the average value of its daily net assets up to $200 million; .7% of such assets from $200 million to $500 million; and .5% of such assets in excess of $500 million.

         Scott Weston, Assistant Vice President-Investments of the Adviser, is primarily responsible for managing the portfolio of the Fund. Mr. Weston has been employed by the Adviser since 1992 and has been managing the Fund's portfolio since March 1996.

         The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plan"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

         The Trust has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio (the "Transfer Agent"), an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent.

         The Transfer Agent also provides accounting and pricing services to the Fund. The Transfer Agent receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

         In addition, the Transfer Agent has been retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Fund) pays the Transfer Agent a fee for these administrative services equal to the annual rate of .1% of the average value of the Fund's daily net assets.

         The Adviser serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. Angelo R. Mozilo, Robert H. Leshner, Robert G. Dorsey and John F. Splain are officers of both the Trust and the Adviser.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

         Shares of the Fund have equal voting rights and liquidation rights. The Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

     Amivest Corporation, P.O. Box 370 Cooper Station, New York, New York, may be deemed to control the Fund by virtue of the fact that it owns of record more than 25% of the Fund's shares as of the date of this Prospectus.

DISTRIBUTION PLAN
-----------------
         Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan of distribution (the "Plan") under which the Fund may directly incur or reimburse the Adviser for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

         The annual limitation for payment of expenses pursuant to the Plan is .25% of the Fund's average daily net assets. Unreimbursed expenditures will not be carried over from year to year. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Plan terminates.

         Pursuant to the Plan, the Fund may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass- Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

         The National Association of Securities Dealers, in its Rules of Fair Practice, places certain limitations on asset-based sales charges of mutual funds. These Rules require fund-level accounting in which all sales charges - front-end load, 12b-1 fees or contingent deferred load - terminate when a percentage of gross sales is reached.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------
         On each day that the Trust is open for business, the public offering price (net asset value plus applicable sales load) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

         The Fund's portfolio securities for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

PERFORMANCE INFORMATION
-----------------------
         From time to time, the Fund may advertise its "average annual total return." The Fund may also advertise "yield." Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance.

         The "average annual total return" of the Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial investment. The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." These nonstandardized returns do not include the effect of the applicable sales load which, if included, would reduce total return. A nonstandardized quotation of total return will always be accompanied by the Fund's "average annual total return" as described above.

         The "yield" of the Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum public offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

         From time to time, the Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within its category as determined by Lipper, or recognized indicators. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

         Further information about the Fund's performance is contained in the Trust's annual report which can be obtained by shareholders at no charge by calling the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629- 2050) or by writing to the Trust at the address on the front of this Prospectus.


                                                                       ACCOUNT NO. _____________________
Account Application                                                                (For Fund Use Only)
 Government Mortgage Fund (8)                                                   FOR BROKER/DEALER USE ONLY
                                                                                Firm Name:_____________________________
                                                                                Home Office Address: ___________________
                                                                                Branch Address: ________________________
                                                                                Rep Name & No.: ________________________
Please mail account application to:                                             Rep Signature: _________________________
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

========================================================================================================================
Initial Investment of $_______________________

[]  Check or draft enclosed payable to the Fund.

[]  Bank Wire From:
______________________________________________________________________________________________________________

[]  Exchange From:
______________________________________________________________________________________________________________
                     (Fund Name)                                                  (Fund Account Number)

Account Name                                                                                         S.S. #/Tax I.D.#

________________________________________________________________________________________  _____________________________
Name of Individual, Corporation, Organization, or Minor, etc.                               (In case of custodial
                                                                                             account please list
                                                                                             minor's S.S.#)


___________________________________________________________________________________________________  Citizenship:[] U.S.
Name of Joint Tenant, Partner, Custodian                                                                         []Other

Address                                                                                              Phone

___________________________________________________________________________________________________  (  )_______________
Street or P.O. Box                                                                                    Business Phone

___________________________________________________________________________________________________  (  )_______________
City                                                       State       Zip                            Home Phone

Check Appropriate Box:          [] Individual      [] Joint Tenant (Right of survivorship presumed)
                                [] Partnership     [] Corporation    [] Trust     [] Custodial     [] Non-Profit  [] Other

Occupation and Employer
Name/Address______________________________________________________________________________________________

Are you an associated person of an NASD member?   []  Yes   []   No

========================================================================================================================

TAXPAYER  IDENTIFICATION  NUMBER -- Under  penalties  of perjury I certify that the Taxpayer  Identification  Number  listed above is my correct number. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.  Check box if appropriate:

[] I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not
subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

[] I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security
Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.

=======================================================================================================================

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)

[]  Share Option  --  Income distributions and capital gains distributions automatically reinvested in additional shares.

[]  Income Option  --  Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.

[]  Cash Option  --  Income distributions and capital gains distributions paid in cash.
                     [ ] By Check    [ ] By ACH to my bank checking or savings account.  Please attach a voided check.
========================================================================================================================

REDUCED SALES CHARGES
Right of Accumulation: I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of eligible load funds of Countrywide Investments.

                      Account Number/Name                                                    Account Number/Name

_______________________________________________________          ______________________________________________________

_______________________________________________________          ______________________________________________________
Letter of Intent:  (Complete the Right of Accumulation section if related accounts are being applied to your Letter of Intent.)

[] I agree to the Letter of Intent in the current Prospectus of Countrywide Stategic Trust. Although I am not obligated to purchase, and the Trust is not obligated to sell, I intend to invest over a 13 month period beginning ____________________ 19
(Purchase Date of not more than 90 days prior to this Letter) an aggregate amount in the load funds of Countrywide Investments at least equal to (check appropriate box):

                  [] $100,000                [] $250,000                 [] $500,000                [] $1,000,000
========================================================================================================================

SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Countrywide Strategic Trust, Countrywide
Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have exercised due care to determine that the instructions are genuine.



    ___________________________________________________             ___________________________________________________
    Signature of Individual Owner, Corporate Officer,                Signature of Joint Owner, if Any
    Trustee, etc.



    ________________________________________________            ____________________________________________________
          Title of Corporate Officer, Trustee, etc.                                     Date

               NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side.
                 Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.

========================================================================================

AUTOMATIC INVESTMENT PLAN (Complete for Investments Into the Fund)
The Automatic Investment Plan is available for all established accounts of Countrywide Strategic Trust. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $50.00 per month.

For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ _________________ per month in the Fund.

ABA Routing Number______________________________
FI Account Number________________________________

[]  Checking Account            []  Savings Account
----------------------------------------------------------------------
Name of Financial Institution (FI)                                              Please make my automatic investment on:

                                                                                []  the last business day of each month
______________________________________________________________________          []  the 15th day of each month
City                                        State                               []  both the 15th and last business day


X_____________________________________________________________________         X_______________________________________
      (Signature of Depositor EXACTLY as it appears on FI Records)                 (Signature of Joint Tenant - if any)

(Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

     Please attach a voided check for the Automatic Investment Plan.

Indemnification to Depositor's Bank
   In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Fund for purchase of shares of the Fund, are collected by CFS, CFS hereby agrees:
   CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks. CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. CFS will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.

========================================================================================================================

AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund)
This is an authorization for you to withdraw  $_________ from my mutual fund account beginning the last business day of the month of __________________.

Please Indicate Withdrawal Schedule (Check One):

[]  Monthly -- Withdrawals will be made on the last business day of each month.
[]  Quarterly -- Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[]  Annually -- Please make withdrawals on the last business day of the month of:_____________________.

Please Select Payment Method (Check One):

[]  Exchange:  Please  exchange  the  withdrawal  proceeds  into  another  Countywide  account  number:_ _-- _ _ _ _--_
[]  Check:  Please mail a check for my withdrawal proceeds to the mailing address on this account.
[]  ACH Transfer: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below.
    I understand that the transfer will be completed in two to three business days and that there is no charge.
[]  Bank Wire: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

     Please attach a voided
     check for ACH or bank wire____________________________________________________________________________________________________
                                   Bank Name                                       Bank Address


___________________________________________________________________________________________________________________________________
                                    Bank ABA#                              Account #                          Account Name

[]  Send to special payee (other than applicant):  Please mail a check for my withdrawal proceeds to the mailing address below:

Name of
payee___________________________________________________________________________________________________________________

Please send
to:____________________________________________________________________________________________________________________
              Street address                                               City                 State            Zip
========================================================================================================================

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of Countrywide Strategic Trust (the Trust) and that

________________________________________________________________________________________________________________________

is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Trust, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the applicable series of the Trust, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.


                                                             Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


_______________________________________________________________________________________________________________________
                                                        (Name of Organization)

incorporated or formed under the laws of__________________________________________________________________________________________
                                                                (State)


and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on at which a quorum was present and acting throughout, and that the same are now in full force and effect. I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

                                  Name                                                              Title

     ___________________________________________________       _________________________________________________________


     ___________________________________________________       _________________________________________________________


     ___________________________________________________       _______________________________________________________


Witness my hand and seal of the corporation or organization this_______________________day of_______________________________________, 19_______


     ___________________________________________________       _________________________________________________________
                      *Secretary-Clerk                                      Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.


COUNTRYWIDE  STRATEGIC  TRUST
312 Walnut  Street,  21st Floor
Cincinnati,  Ohio 45202-4004
Nationwide (Toll-Free) 800-543-8721
Cincinnati 513-629-2000

BOARD OF TRUSTEES
Donald L. Bodgon, M.D.
John R. Delfino
H. Jerome Lerner
Robert H. Leshner
Angelo R. Mozilo
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

INVESTMENT ADVISER
COUNTRYWIDE INVESTMENTS, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Countrywide Always Line
Nationwide: (Toll-Free) 800-852-3809
Cincinnati: 513-579-0999

 TABLE OF CONTENTS


                                                         PAGE

EXPENSE INFORMATION............................................

FINANCIAL HIGHLIGHTS. . . . . .................................

INVESTMENT OBJECTIVE AND POLICIES .............................

HOW TO PURCHASE SHARES.........................................

SHAREHOLDER SERVICES...........................................

HOW TO REDEEM SHARES...........................................

EXCHANGE PRIVILEGE.............................................

DIVIDENDS AND DISTRIBUTIONS....................................

TAXES..........................................................

OPERATION OF THE FUND .........................................

DISTRIBUTION PLAN..............................................

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE ..........

PERFORMANCE INFORMATION........................................



         No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                                                             PROSPECTUS
                                                             August 1, 1997

                           COUNTRYWIDE STRATEGIC TRUST
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094

                                   EQUITY FUND
                                  UTILITY FUND

         The Equity Fund and the Utility Fund (individually a "Fund" and collectively the "Funds") are two separate series of Countrywide Strategic Trust.

         The EQUITY FUND seeks long-term growth of capital, current income and growth of income by investing primarily in dividend-paying common stocks.

         The UTILITY FUND seeks a high level of current income by investing primarily in securities of public utilities. Capital appreciation is a secondary objective.

         Each Fund offers two classes of shares: Class A shares (sold subject to a maximum 4% front-end sales load and a 12b-1 fee of up to .25% of average daily net assets) and Class C shares (sold subject to a 1% contingent deferred sales load for a one-year period and a 12b-1 fee of up to 1% of average daily net assets). Each Class A and Class C share of a Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that
(i) Class C shares bear the expenses of higher distribution fees, which will cause Class C shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and
(iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

        SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

         Countrywide Investments, Inc. (the "Adviser") manages the Funds' investments and their business affairs.

         This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated August 1, 1997 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below.

-------------------------------------------------------------------------------
For Information or Assistance in Opening an Account, Please Call:
Nationwide (Toll-Free) . . . . . . . . . . . . . . . 800-543-0407
Cincinnati . . . . . . . . . . . . . . . . . . . . . 513-629-2050
-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION
-------------------                               Class A           Class C
Shareholder Transaction Expenses                  Shares            Shares

Maximum Sales Load Imposed on Purchases
(as a percentage of offering price). . . . . . . .   4%              None
Maximum Contingent Deferred Sales Load
(as a percentage of original purchase price) . . . None*               1%
Sales Load Imposed on Reinvested Dividends . . . . None              None
Exchange Fee . . . . . . . . . . . . . . . . . . . None              None
Redemption Fee . . . . . . . . . . . . . . . . . . None**            None**

* Purchases at net asset value of amounts totaling $1 million or more may be subject to a contingent deferred sales load of .75% if a redemption occurred within 12 months of purchase and a commission was paid by the Adviser to a participating unaffiliated dealer.
** A wire transfer fee is charged by the Funds' Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

Annual Fund Operating Expenses (as a percentage of average net assets)


                                      Equity Fund      Utility Fund
                                    Class A     Class C   Class A Class C
                                    Shares      Shares    Shares  Shares
Management Fees                       .61(A)     .61%(A)    .75%     .75%
12b-1 Fees(B)                         .01%       .22%       .12%     .46%
Other Expenses                        .63%      1.17%       .38%     .79%
                                     -----      -----       ----     ----
Total Fund Operating Expenses        1.25%(C)   2.00%(C)   1.25%    2.00%
                                     =====      =====      ======   =====

(A) Absent waivers of management fees, such fees would have been .75% for the fiscal year ended March 31, 1997.
(B) Class A shares may incur 12b-1 fees in an amount up to .25% of average net assets and Class C shares may incur 12b-1 fees in an amount up to 1.00% of average net assets. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.
(C) Absent waivers of management fees and expense reimbursements by the Adviser, total Fund operating expenses would have been 1.43% and 2.14% for Class A shares and Class C shares, respectively, for the fiscal year ended March 31, 1997.

The purpose of these tables is to assist the investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on amounts incurred during the most recent fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Example
You would pay the following                          Class A   Class C
expenses on a $1,000                                  Shares    Shares
                                                     -------    ------
investment, assuming (1)
5% annual return and (2)               1 Year          $ 52    $    30
redemption at the end of               3 Years           78         63
each time period:                      5 Years          106        108
                                      10 Years          185        233

FINANCIAL HIGHLIGHTS
--------------------
     The following information, which has been audited by Arthur Andersen LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of March 31, 1997 and related auditors' report appear in the Statement of Additional Information of the Funds, which can be obtained by shareholders at no charge by calling Countrywide Fund Services, Inc. (Nationwide call toll-free 800-543-0407, in Cincinnati call 629- 2050) or by writing to the Trust at the address on the front of this Prospectus.


EQUITY FUND - CLASS A


                                                PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===================================================================================================================================
                                                                                                                 FROM DATE OF
                                                                                                                 PUBLIC OFFERING
                                                                                                                 (AUG. 2, 1993)
                                                                                 YEAR ENDED MARCH 31,             THROUGH
                                                                      1997             1996              1995    MARCH 31, 1994
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period....................  $        12.45    $         9.84   $         9.26   $        10.02
                                                            ---------------  ---------------  ---------------   ---------------
Income from investment operations:
   Net investment income..................................            0.12              0.13             0.15             0.08
   Net realized and unrealized gains (losses) on
       investments........................................            1.35              2.60             0.59            (0.34)
                                                            ---------------   ---------------  ---------------  ---------------
Total from investment operations..........................            1.47              2.73             0.74            (0.26)
                                                            ---------------  ---------------  ---------------    --------------
Less distributions:
   Dividends from net investment income...................          ( 0.12 )           (0.12)           (0.16)           (0.08)
   Distributions from net realized gains..................          ( 0.04)              --               --             (0.42)
                                                            ----------------  ---------------  ---------------  ---------------
Total distributions.......................................          ( 0.16)            (0.12)         ( 0.16 )           (0.50)
                                                            ---------------   ---------------  ---------------  ----------------
Net asset value at end of period..........................  $        13.76%   $        12.45   $         9.84   $         9.26
                                                            ================   ===============  ===============  ===============
Total return(A) ..........................................           11.82%            27.90%            8.07%           (3.98%)(D)
                                                            ===============    ===============  ===============  ===============
Net assets at end of period (000's).......................  $        14,983   $        8,502   $        4,300   $        3,346
                                                            ===============  ===============  ===============   ================
Ratio of expenses to average net assets(B)  ..............           1.25%            1.25%            1.25%            1.24% (D)

Ratio of net investment income to average net assets .....           0.91%            1.06%            1.57%            0.82% (D)

Portfolio turnover rate...................................             38%              38%             159%             109% (D)

Average commission rate per share(C)......................   $       0.1199

(A) The total returns shown do not include the effect of applicable sales loads.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.43%, 2.02%, 1.94% and
    2.04%(D) for the periods ended March 31, 1997, 1996, 1995 and 1994, respectively.
(C) Beginning with the year ended March 31, 1997, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(D) Annualized.


                                        - 3 -

EQUITY FUND - CLASS C


                                                PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
==================================================================================================================================
                                                                                                              FROM DATE OF
                                                                                                             PUBLIC OFFERING
                                                                      YEAR ENDED MARCH 31,                    (JUNE 7, 1993)
                                                            -------------------------------------------------     THROUGH
                                                                      1997             1996            1995   MARCH 31, 1994
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period....................  $        12.46   $         9.86   $         9.26   $        10.00
                                                            ---------------   ---------------  ---------------  ---------------
Income from investment operations:
   Net investment income..................................            0.02              0.05             0.10             0.03
   Net realized and unrealized gains (losses) on
      investments.........................................            1.35              2.60             0.57           ( 0.32)
                                                            ----------------   ---------------  ---------------  ---------------
Total from investment operations..........................            1.37              2.65             0.67           ( 0.29 )
                                                            -----------------   ---------------  ---------------  ---------------
Less distributions:
   Dividends from net investment income...................          ( 0.02)           ( 0.05 )         ( 0.07 )         ( 0.03 )
   Distributions from net realized gains..................          ( 0.04)             --             --               ( 0.42 )
                                                            ------------------  ---------------  ---------------  ---------------
Total distributions.......................................          ( 0.06)           ( 0.05 )         ( 0.07 )         ( 0.45 )
                                                            ------------------  ---------------  ---------------  ---------------
Net asset value at end of period..........................  $        13.77     $        12.46   $         9.86   $         9.26
                                                            ===============    ===============  ===============  =================
Total return(A) ..........................................          11.01%              26.90%           7.32%           ( 3.58%)(D)
                                                            ===============    ===============  ===============  ==================
Net assets at end of period (000's).......................  $        2,770     $       2,436   $        1,995   $        5,857
                                                            ===============    ===============  ===============  ==================
Ratio of expenses to average net assets(B)  ..............           2.00%            2.00%            2.00%               1.94% (D)

Ratio of net investment income to average net assets .....           0.15%            0.38%            0.68%               0.58% (D)

Portfolio turnover rate...................................             38%              38%             159%                109% (D)

Average commission rate per share(C)......................   $        0.1199
-----------------------------------------------------------------------------------------------------------------------------------

(A) The total returns shown do not include the effect of applicable sales loads.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.14%, 2.70%, 2.50% and
    2.33%(D) for the periods ended March 31, 1997, 1996, 1995 and 1994, respectively.
(C) Beginning with the year ended March 31, 1997, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(D) Annualized.



                                       - 4 -

UTILITY FUND - CLASS A
                                                       Per Share Data for a Share Outstanding Throughout Each Period

                                                                                                                        Period
                                                                        Year Ended March 31,                            Ended
                                                     ---------------------------------------------------------------    March 31,
                                                     1997      1996       1995       1994     1993      1992     1991    1990(A)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period............  $12.24     $10.47    $ 10.52   $ 11.34   $ 10.58   $ 10.01   $ 9.75     $ 9.53
                                                   --------   --------- --------- --------- --------- --------- ---------  ---------
Income from investment operations:
   Net investment income..........................     0.46      0.47      0.43       0.37      0.48     0.51      0.61      0.43
   Net realized and unrealized gains (losses)
     on investments...............................     0.22      1.77     (0.05)     (0.59)     1.62     0.75      0.30      0.22
                                                   ---------   ---------  --------- --------- --------- --------- --------- --------
Total from investment operations..................     0.68      2.24      0.38      (0.22)     2.10     1.26      0.91      0.65
                                                   ---------   ---------   --------- --------- --------- --------- --------- -------
Less distributions:
   Dividends from net investment income (B) ......    (0.46)     (0.47)    (0.43)     (0.37)    (0.48)   (0.51)    (0.61)    (0.43)
   Distributions from net realized gains(B) ......    (0.02)        --       --       (0.23)    (0.86)   (0.18)    (0.04)       --
                                                   ----------   ----------  --------- --------- --------- --------- -------   ------
Total distributions...............................    (0.48)     (0.47)    (0.43)     (0.60)    (1.34)   (0.69)    (0.65)    (0.43)
                                                   ----------   --------- --------- --------- --------- --------- ---------   ------

Net asset value at end of period..................  $12.44       $12.24   $ 10.47   $  10.52  $  11.34  $ 10.58   $ 10.01   $  9.75
                                                   ==========   ========= ========= ========= ========= =======   ========   =======

Total return(C) ..................................    5.61%       21.65%     3.68%    ( 2.11%)   20.64%   11.84%     9.23%  8.56%(F)
                                                   ===========   ========= ========= ========= ========= ========= ========  ======

Net assets at end of period (000's)...............  $ 36,087     $40,424  $40,012   $ 40,373  $ 42,051  $29,398   $11,214   $ 5,752
                                                   ===========  ========= ========= ========= ========= ========= ========   ======

Ratio of expenses to average net assets(D) .......    1.25%      1.25%      1.25%      1.25%     1.40%    1.63%    1.80%    0.57%(F)

Ratio of net investment income to
    average net assets(D) ........................    3.65%      3.97%      4.06%      3.32%     4.41%    4.83%    6.25%    6.87%(F)

Portfolio turnover rate...........................       3%        11%        17%        91%      137%      33%       61%    119%(F)

Average commission rate per share(E)..............  $ 0.1200

(A) Represents the period from the initial public offering of shares (August 15, 1989) through March 31, 1990.
(B) For the periods ended prior to March 31, 1993, the per share data was calculated using average shares outstanding throughout each period, whereas for the years ended March 31, 1993 and thereafter, the per share data was calculated based upon actual distributions. Actual distributions per share based upon the actual number of shares outstanding on the ex-dividend dates of distributions amounted to $.48, $.57, and $.29 from net investment income for the periods ended March 31, 1992, 1991 and 1990, respectively, and $.13 and $.03 from net realized capital gains for the years ended March 31, 1992 and 1991, respectively.
(C) The total returns shown do not include the effect of applicable sales loads.
(D) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.91% and 2.79%(F) for the periods ended March 31, 1991 and 1990, respectively.
(E) Beginning with the year ended March 31, 1997, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(F) Annualized.

UTILITY FUND - CLASS C

                                                 PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===================================================================================================================
                                                                                                                 FROM DATE OF
                                                                                                               PUBLIC OFFERING
                                                                 YEAR            YEAR              YEAR        (AUG. 2, 1993)
                                                                 ENDED          ENDED             ENDED           THROUGH
                                                            MARCH 31, 1997    MARCH 31, 1996    MARCH 31, 1995   MARCH 31, 1994
- ------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period....................  $       12.23    $        10.46   $        10.51   $        11.55
                                                            ---------------  ---------------  ---------------   --------------

Income from investment operations:
   Net investment income..................................            0.35            0.37             0.35             0.23
   Net realized and unrealized gains (losses) on
      investments.........................................            0.24            1.78           ( 0.04)           (0.81)
                                                            ---------------  ---------------  ---------------    ----------------
Total from investment operations..........................            0.59            2.15             0.31            (0.58)
                                                            ---------------  ---------------  ---------------     ---------------
Less distributions:
   Dividends from net investment income...................          (0.37)           (0.38)         ( 0.36 )         ( 0.23 )
   Distributions from net realized gains..................          (0.02)             --               --           ( 0.23 )
                                                            ---------------   ---------------  ---------------  ---------------
Total distributions.......................................          (0.39)           (0.38)         ( 0.36 )         ( 0.46 )
                                                            ---------------   ---------------  ---------------  ---------------
Net asset value at end of period..........................  $        12.43    $        12.23   $        10.46   $        10.51
                                                            ===============   ===============  ===============  ===============
Total return(A) ..........................................            4.82%            20.78%            3.00%         ( 7.89%)(C)
                                                            ===============    ===============  ===============  ===============
Net assets at end of period (000's).......................  $        3,099    $        3,686   $        3,599   $        1,742
                                                            ===============    ===============  ===============  ================
Ratio of expenses to average net assets ..................           2.00%              2.00%            2.00%            2.00%(C)

Ratio of net investment income to average net assets .....           2.89%              3.19%            3.41%            2.19%(C)

Portfolio turnover rate...................................              3%                11%              17%              91%(C)

Average commission rate per share(B)......................  $        0.1200
-----------------------------------------------------------------------------------------------------------------------------------

(A) The total returns shown do not include the effect of applicable sales loads.
(B) Beginning with the year ended March 31, 1997, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(C) Annualized.

                                     - 5 -


INVESTMENT OBJECTIVES AND POLICIES
----------------------------------
     The  Equity  Fund  and the  Utility  Fund  are two  series  of  Countrywide
Strategic Trust (the "Trust"), each with its own portfolio and investment objective(s). Neither Fund is intended to be a complete investment program, and there is no assurance that the investment objectives of either Fund can be achieved. Each Fund's investment objectives may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     Equity Fund
     -----------

     The Equity Fund seeks long-term growth of capital, current income and growth of income by investing primarily in dividend-paying common stocks. Under normal circumstances, at least 65% of the Fund's total assets will be invested in common stocks. However, the Fund may, in seeking its investment objective, invest in securities convertible into common stocks (such as convertible bonds, convertible preferred stocks and warrants) which are rated at the time of purchase in the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group (AAA, AA, A or BBB) or unrated securities determined by the Adviser to be of comparable quality. Preferred stocks and bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below Baa or BBB, and the Adviser will consider such an event to be relevant in its determination of whether the Fund should continue to hold such security. The Fund will invest in securities of companies having at least three years operating history.

     The Adviser, in selecting securities for purchase, will employ a quantitative screening strategy, searching for securities which the Adviser believes offer above market growth at below market pricing. The Adviser attempts to isolate such securities, out of its current database of approximately 1,600 securities which meet its specific criteria, based upon the following characteristics: low relative price-earnings ratio valuation; consistent profitability; positive earnings estimate trends; positive market trends; and price neglect.

     The Fund may from time to time invest a portion of its assets in small, unseasoned companies. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

     Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. As a result, the yield and net asset value of the Fund will fluctuate.

     The Fund may invest in foreign companies through the purchase of sponsored American Depository Receipts (certificates of ownership issued by an American bank or trust company as a convenience to investors in lieu of the underlying shares which it holds in custody) or other securities of foreign issuers that are publicly traded in the United States. To the extent that the Fund invests in such securities, such investments may be subject to special risks, including future political and economic developments and the possibility of seizure or nationalization of companies, imposition of withholding taxes on income, establishment of exchange controls or adoption of other restrictions, that might affect an investment adversely.

     When the Adviser believes substantial price risks exist for common stocks and securities convertible into common stocks because of uncertainties in the investment outlook or when in the judgment of the Adviser it is otherwise warranted in selling to manage the Fund's portfolio, the Fund may temporarily hold for defensive purposes all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, U.S. Government obligations having a maturity of less than one year or repurchase agreements collateralized by U.S. Government obligations. The Fund may, in seeking its objective, temporarily invest all or a portion of its assets in long-term U.S. Treasury obligations.

     Utility Fund
     ------------
     The Utility Fund seeks a high level of current income. Capital appreciation is a secondary objective. The Fund seeks to achieve its investment objectives by investing primarily in securities of public utilities. The Fund may invest in any type of security; however, under normal circumstances, at least 65% of its total assets will be invested in securities of public utilities.

     Under normal market conditions, the Fund will invest primarily in common, preferred and convertible preferred stocks of public utilities that currently pay dividends. The Fund may also invest in investment grade bonds of public utilities. The Fund may purchase preferred stocks and bonds which are rated at the time of purchase in the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group (AAA, AA, A or BBB) or unrated securities determined by the Adviser to be of comparable quality. Preferred stocks and bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below Baa or BBB, and the Adviser will consider such an event to be relevant in its determination of whether the Fund should continue to hold such security. The public utilities industry includes companies that produce or supply electric power, natural gas, water, sanitary services, telecommunications and other communications services (but not radio or television broadcasters) for public use or consumption. The Fund may invest in any combination of public utility companies. The Fund will invest in securities of companies having at least three years operating history.

     Historically, equity securities of public utilities have generated higher yields than have equity securities of companies in other industries. The public utilities industry has shown a tendency for steady increases in dividends because the industry's profits have not been eroded by competition to the same extent as other industries. In selecting securities for the Fund, the Adviser will attempt to purchase stocks of public utilities exhibiting the following characteristics: above average dividend yield; strong potential for dividend increases; positive cash flow; improving fundamentals; stable financial condition; and reasonable growth potential.

     Investments in equity and debt securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Debt securities are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. As a result, the yield and net asset value of the Fund will fluctuate.

     In addition, the Fund will be subject to the risks associated with the public utility industry, including rate regulation by governmental agencies, which may result in difficulties in obtaining an adequate return on invested capital, in passing on cost increases and in financing large construction projects. Public utilities furnishing power or other energy related services may encounter difficulties in obtaining fuel at reasonable prices, shortages of fuel, energy conservation measures, restrictions on operations and increased costs and delays attributable to licensing and environmental considerations and the special risks of constructing and operating nuclear power generating facilities or other specialized types of facilities. The Fund will limit its investments so that it will not be a public utility holding company or acquire public utility company securities in violation of the Public Utility Holding Company Act of 1935.

     For defensive purposes, the Fund may temporarily hold all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, U.S. Government obligations having a maturity of less than one year or repurchase agreements collateralized by U.S. Government obligations. The Fund may, in seeking its objective, temporarily invest all or a portion of its assets in long-term U.S. Treasury obligations.

     The Utility Fund may also engage in the following investment techniques, each of which may involve certain risks:

     FOREIGN SECURITIES. The Fund may invest up to 10% of its total assets at the time of purchase in securities of foreign issuers. When selecting foreign investments, the Adviser will seek to invest in securities that have investment characteristics and qualities comparable to the kinds of domestic securities in which the Fund invests. The Fund may invest in securities of foreign issuers directly or in the form of sponsored American Depository Receipts. American Depository Receipts are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Where investments in foreign securities are made in currencies of foreign countries, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. Foreign investments may be subject to special risks, including future political and economic developments and the possibility of seizure or nationalization of companies, imposition of withholding taxes on income, establishment of exchange controls or adoption of other restrictions, that might affect an investment adversely. The Fund will not invest in securities of foreign issuers which are not listed on a recognized domestic or foreign exchange.

     OPTIONS. The Fund may write (sell) exchange-listed call options on securities it owns to earn premium income. When the Fund writes a call option, it may terminate its obligation by purchasing a call option on the same security in a closing transaction. For hedging purposes, the Fund may also purchase exchange-listed put and call options on U.S. Government obligations and exchange-listed put and call options on interest rate futures contracts (and sell such options in closing transactions). The aggregate premiums paid for all options held at any time by the Fund will not exceed 20% of the value of the Fund's net assets.

     Transactions in options involve special risks. The Fund may not be able to enter into a closing transaction to cancel its obligations with respect to the options it has written or purchased. If an option purchased by the Fund expires unexercised, the Fund will lose the premium it paid. In addition, the Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received. When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying security is limited.

     In addition to the risks which apply to all options transactions, there are specific risks relating to options on U.S. Government obligations. Due to the nature of the market for options on U.S. Government obligations, new expirations for options on a particular issue held by the Fund may not be available, in which case the Fund's ability to hedge its portfolio may be limited. Options on interest rate futures contracts also involve additional risks. For example, changes in the value of the underlying futures contract will not be fully reflected in the value of the purchased option. Furthermore, if the Fund engages in option transactions as part of its hedging strategy, there is the possibility of imperfect correlation between the movements in prices of the hedging position and the position being hedged. If a hedge is not fully effective for any reason including imperfect correlation, the Fund would have been in a better position if no hedge had been made. In particular, the Fund's ability to hedge with options on interest rate futures contracts may be impaired due to distortion in the anticipated offsetting movements resulting from differences in the nature of the market involved. Such differences include differences in the applicable margin requirements, the liquidity of the markets and the extent of the participation of speculators in the markets. The success of any hedge will depend upon the Adviser's ability to predict the future direction of stock prices or interest rates and incorrect predictions by the Adviser may have an adverse effect on the Fund. In this regard, it should be noted that the skills and techniques necessary to arrive at such predictions are different from those needed to predict price changes in individual stocks.

     Additional Investment Information
     ---------------------------------
     U.S. GOVERNMENT OBLIGATIONS. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasury obligations also include the separate principal and interest components of U.S. Treasury obligations which are traded under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Agencies or instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments. Shares of the Funds are not guaranteed or backed by the United States Government.

     REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, banks having assets in excess of $10 billion and the largest and, in the Board of Trustees' judgment, most creditworthy primary U.S. Government securities dealers. Each Fund will
only  enter  into  repurchase   agreements  which  are  collateralized  by  U.S.
Government obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. At the time a Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 10% (with respect to the Utility Fund) or 15% (with respect to the Equity Fund) of the value of the net assets of the Fund would be invested in such securities and other illiquid securities.

     BORROWING AND PLEDGING. Each Fund may borrow money from banks or other persons. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Funds and, therefore, if employed, increases the possibility of fluctuation in a Fund's net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Funds will limit their borrowings as described below. Each Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

      The Equity Fund may borrow money in an amount not exceeding 10% of its total assets as a temporary measure for extraordinary or emergency purposes and may pledge assets in connection with borrowings, but will not pledge more than 10% of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets.

     The Utility Fund may borrow money from banks (provided there is 300% asset coverage) or from banks or other persons for temporary purposes (in an amount not exceeding 5% of its total assets). The Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets.

     LENDING PORTFOLIO SECURITIES. Each Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that a Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Funds' Custodian in an amount at least equal to the market value of the loaned securities. Although each Fund does have the ability to make loans of all of its portfolio securities, it is the present intention of each Fund, which may be changed without shareholder approval, to limit the amount of loans of portfolio securities to no more than 25% of its net assets.

     PORTFOLIO TURNOVER. The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. However, each Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. The portfolio turnover of the Funds may be greater than that of many other mutual funds. High turnover involves correspondingly greater commission expenses and transaction costs and increases the possibility that the Funds would not qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. A Fund will not qualify as a regulated investment company if it derives 30% or more of its gross income from gains (without offset for losses) from the sale or other disposition of securities held for less than three months. High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see "Taxes").

HOW TO PURCHASE SHARES
-----------------------

     Your initial investment in either Fund ordinarily must be at least $1,000 ($250 for tax-deferred retirement plans). However, the minimum initial investment in either Fund for employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals, is $50. You may purchase additional shares through the Open Account Program described below. You may open an account and make an initial investment through securities dealers having a sales agreement with the Trust's principal underwriter, Countrywide Investments, Inc. (the "Adviser"). You may also make a direct initial investment by sending a check and a completed account application form to Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Equity Fund" or the "Utility Fund," whichever is applicable. An account application is included in this Prospectus.

     The Trust mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

     Investors should be aware that the Funds' account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone exchanges) made available to investors.

     Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

     OPEN ACCOUNT PROGRAM. Please direct inquiries concerning the services described in this section to the Transfer Agent at the address or numbers listed below.

     After an initial investment, all investors are considered participants in the Open Account Program. The Open Account Program helps investors make purchases of shares of the Funds over a period of years and permits the automatic reinvestment of dividends and distributions of the Funds in additional shares without a sales load.

     Under the Open Account Program, you may purchase and add shares to your account at any time either through your securities dealer or by sending a check to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. The check should be made payable to the applicable Fund.

     Under the Open Account Program, you may also purchase shares of the Funds by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629- 2050) for instructions. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

     Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement. All purchases under the Open Account Program are made at the public offering price next determined after receipt of a purchase order by the Trust. If a broker-dealer received concessions for selling shares of the Funds to a current shareholder, such broker-dealer will receive the concessions described above with respect to additional investments by the shareholder.

Sales Load Alternatives
-----------------------
     Each Fund offers two classes of shares which may be purchased at the election of the purchaser. The two classes of shares each represent interests in the same portfolio of investments of a Fund, have the same rights and are identical in all material respects except that (i) Class C shares bear the expenses of higher distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The net income attributable to Class C shares and the dividends payable on Class C shares will be reduced by the amount of the incremental expenses associated with the distribution fee (see "Distribution Plans"). Shares of the Utility Fund purchased prior to August 1, 1993 are Class A shares. Shares of the Equity Fund purchased prior to August 1, 1993 are Class C shares.

     The Funds' alternative sales arrangements permit investors to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold his shares and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur a front-end sales load and be subject to lower ongoing charges, as discussed below, or to have all of the initial purchase price invested in the Funds with the investment thereafter being subject to higher ongoing charges. A salesperson or any other person entitled to receive any portion of a distribution fee may receive different compensation for selling Class A or Class C shares.

     As an illustration, investors who qualify for significantly reduced sales loads as described below, might elect the Class A sales load alternative because similar sales load reductions are not available for purchases under the Class C sales load alternative. Moreover, shares acquired under the Class A sales load alternative would be subject to lower ongoing distribution fees as described below. Investors not qualifying for reduced initial sales loads who expect to maintain their investment for an extended period of time might also elect the Class A sales load alternative because over time the accumulated continuing distribution fees on Class C shares may exceed the difference in initial sales loads between Class A and Class C shares. Again, however, such investors must weigh this consideration against the fact that less of their funds will be invested initially under the Class A sales load alternative. Furthermore, the higher ongoing distribution fees will be offset to the extent any return is realized on the additional funds initially invested under the Class C sales load alternative.

     Some investors might determine that it would be more advantageous to utilize the Class C sales load alternative to have more of their funds invested initially, although remaining subject to higher ongoing distribution fees and, for a one-year period, being subject to a contingent deferred sales load. For example, based on estimated fees and expenses, an investor subject to the maximum 4% initial sales load on Class A shares who elects to reinvest dividends in additional shares would have to hold the investment in Class A shares approximately 5 years before the accumulated ongoing distribution fees on the alternative Class C shares would exceed the initial sales load plus the accumulated ongoing distribution fees on Class A shares. In this example and assuming the investment was maintained for more than 5 years, the investor might consider purchasing Class A shares. This example does not take into account the time value of money which reduces the impact of the higher ongoing Class C distribution fees, fluctuations in net asset value or the effect of different performance assumptions.

     In addition to the compensation otherwise paid to securities dealers, the Adviser may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds and/or other funds of Countrywide Investments during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

Class A Shares
--------------
     Class A shares of each Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Adviser by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Adviser by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the public offering price next determined on the following business day.

     The public offering price of Class A shares is the next determined net asset value per share plus a sales load as shown in the following table.
                                                           Dealer
                                                          Reallowance
                                 Sales Load as % of:      as % of
                                 Public    Net            Public
                                 Offering  Amount         Offering
Amount of Investment             Price     Invested       Price
--------------------             -------   --------       -----
Less than $100,000                 4.00%      4.17%      3.60%
$100,000 but less than $250,000    3.50       3.63       3.30
$250,000 but less than $500,000    2.50       2.56       2.30
$500,000 but less than $1,000,000  2.00       2.04       1.80
$1,000,000 or more                 None*      None*

* There is no front-end sales load on purchases of $1 million or more but a contingent deferred sales load of .75% may apply with respect to Class A shares if a commission was paid by the Adviser to a participating unaffiliated dealer and the shares are redeemed within twelve months from the date of purchase.

         Under certain circumstances, the Adviser may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Funds may be deemed to be underwriters under the Securities Act of 1933. The Adviser retains the entire sales load on all direct initial investments in the Funds and on all investments in accounts with no designated dealer of record.

         For initial purchases of Class A shares of the Funds of $1,000,000 or more made after October 1, 1995 and subsequent purchases further increasing the size of the account, a dealer's commission of .75% of the purchase amount may be paid by the Adviser to participating unaffiliated dealers through whom such purchases are effected. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Funds may be aggregated with concurrent purchases of Class A shares of other funds of Countrywide Investments. Dealers should contact the Adviser concerning the applicability and calculation of the dealer's commission in the case of combined purchases. An exchange from other funds of Countrywide Investments will not qualify for payment of the dealer's commission, unless such exchange is from a Countrywide fund with assets as to which a dealer's commission or similar payment has not been previously paid. Redemptions of Class A shares may result in the imposition of a contingent deferred sales load if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Load for Certain Purchases of Class A Shares" below.

         REDUCED SALES LOAD. A "purchaser" (defined below) may use the Right of Accumulation to combine the cost or current net asset value (whichever is higher) of his existing Class A shares of the load funds distributed by the Adviser with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the table above. Purchases made in any load fund distributed by the Adviser pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. The load funds currently distributed by the Adviser are listed in the Exchange Privilege section of this Prospectus. Shareholders should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

         PURCHASES AT NET ASSET VALUE. You may purchase Class A shares of either Fund at net asset value when the payment for your investment represents the proceeds from the redemption of shares of any other mutual fund which has a front-end sales load and is not distributed by the Adviser. Your investment will qualify for this provision if the purchase price of the shares of the other fund included a sales load and the redemption occurred within one year of the purchase of such shares and no more than sixty days prior to your purchase of Class A shares of the Funds. To make a purchase at net asset value pursuant to this provision, you must submit photocopies of the confirmations (or similar evidence) showing the purchase and redemption of shares of the other fund. Your payment may be made with the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the applicable Fund. The redemption of shares of the other fund is, for federal income tax purposes, a sale on which you may realize a gain or loss. These provisions may be modified or terminated at any time. Contact your securities dealer or the Trust for further information.

         Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase Class A shares of the Funds at net asset value. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value. Federal and state credit unions may also purchase Class A shares at net asset value.

         In addition, Class A shares of the Funds may be purchased at net asset value by broker-dealers who have a sales agreement with the Adviser, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

         Clients of investment advisers and financial planners may also purchase Class A shares of the Funds at net asset value if their investment adviser or financial planner has made arrangements to permit them to do so with the Trust and the Adviser. The investment adviser or financial planner must notify the Transfer Agent that an investment qualifies as a purchase at net asset value.

         Employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals and employee benefit plans established by such entities, may also purchase Class A shares of the Funds at net asset value.

         CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF CLASS A SHARES. A contingent deferred sales load is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at net asset value in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Adviser and the shares are redeemed within twelve months from the date of purchase. The contingent deferred sales load will be paid to the

Adviser and will be equal to .75% of the lesser of (1) the net asset value at the time of purchase of the Class A shares being redeemed or (2) the net asset value of such Class A shares at the time of redemption. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. If a purchase of Class A shares is subject to the contingent deferred sales load, the investor will be so notified on the confirmation for such purchase.

         Redemptions of such Class A shares of the Funds held for at least 12 months will not be subject to the contingent deferred sales load and an exchange of such Class A shares into another fund of Countrywide Investments is not treated as a redemption and will not trigger the imposition of the contingent deferred sales load at the time of such exchange. A fund will "tack" the period for which such Class A shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange; however, the period of time that the redemption proceeds of such Class A shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable. See "Exchange Privilege".

         The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code of 1986) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

         ADDITIONAL INFORMATION. For purposes of determining the minimum initial investment requirements and the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his spouse and their children under the age of 21, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales loads.

Class C Shares
--------------
         Class C shares of the Funds are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Adviser by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Adviser by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.

         A contingent deferred sales load is imposed on Class C shares if an investor redeems an amount which causes the current value of the investor's account to fall below the total dollar amount of purchase payments subject to the deferred sales load, except that no such charge is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or to the extent the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the deferred sales load.

         Whether a contingent deferred sales load is imposed will depend on the amount of time since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the contingent deferred sales load according to the following schedule:

                  Year Since Purchase        Contingent Deferred
                  Payment was Made               Sales Load
                  -------------------        --------------------
                     First Year                          1%
                     Thereafter                         None

         In determining whether a contingent deferred sales load is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment (from which a redemption or exchange has not already been effected). If the earliest purchase from which a redemption has not yet been effected was made within one year before the redemption, then a deferred sales load at the rate of 1% will be imposed.

         The following example will illustrate the operation of the contingent deferred sales load. Assume that an individual opens an account and purchases 1,000 shares at $10 per share and that six months later the net asset value per share is $12 and, during such time, the investor has acquired 50 additional shares through reinvestment of distributions. If at such time the investor should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 1%, the contingent deferred sales load would be $40. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class C shares in the shareholder's account are aggregated, and the current value of all such shares is aggregated.

         All sales loads  imposed on  redemptions  are paid to the Adviser.  The
Adviser   intends  to  pay  a  commission  of  1%  of  the  purchase  amount  to participating brokers at the time the investor purchases Class C shares.

         The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code of 1986) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

SHAREHOLDER SERVICES
--------------------
         Contact the Transfer Agent (Nationwide call toll-free 800- 543-0407; in Cincinnati call 629-2050) for additional information about the shareholder services described below.

         Automatic Withdrawal Plan
         -------------------------
         If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service. Purchases of additional Class A shares of the Funds while the plan is in effect are generally undesirable because a sales load is incurred whenever purchases are made.

         Tax-Deferred Retirement Plans
         ------------------------------
         Shares of either Fund are available for purchase in connection with the following tax-deferred retirement plans:

         --       Keogh Plans for self-employed individuals

         -- Individual retirement account (IRA) plans for individuals and their non-employed spouses

         -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

         -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

         Direct Deposit Plans
         --------------------
         Shares of either Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Funds.

         Automatic Investment Plan
         -------------------------
         You may make automatic monthly investments in either Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Funds.

         Reinvestment Privilege
         -----------------------
         If you have redeemed shares of either Fund, you may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within ninety days of the redemption and the privilege may only be exercised once per year.

HOW TO REDEEM SHARES
--------------------
         You may redeem shares of either Fund on each day that the Trust is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the

Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

         You may also redeem shares by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

         If your instructions request a redemption by wire, you will be charged an $8 processing fee by the Funds' Custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

         Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

         If a certificate for the shares was issued, it must be delivered to the Transfer Agent, or the dealer in the case of a wire redemption, duly endorsed or accompanied by a duly endorsed stock power, with the signature guaranteed by any of the eligible guarantor institutions outlined above.

         A contingent deferred sales load may apply to a redemption of Class C shares or to a redemption of certain Class A shares purchased at net asset value. See "How to Purchase Shares."

         Shares are redeemed at their net asset value per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described above, less any applicable contingent deferred sales load. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by certified check or wire.

         The Trust and the Transfer Agent will consider all written and verbal instructions as authentic and will not be responsible for the processing of exchange instructions received by telephone which are reasonably believed to be genuine or the delivery or transmittal of the redemption proceeds by wire. The affected shareholders will bear the risk of any such loss. The privilege of exchanging shares by telephone is automatically available to all shareholders. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

         At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than the minimum amount required by the Trust for your account (based on actual amounts invested including any sales load paid, unaffected by market fluctuations), or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

         The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE
------------------
         Shares of either Fund and of any other fund of Countrywide Investments may be exchanged for each other.

         Class A shares of the Funds which are not subject to a contingent deferred sales load may be exchanged for Class A shares of any other fund and for shares of any other fund which offers only one class of shares (provided such shares are not subject to a contingent deferred sales load). A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

         Class C shares of the Funds, as well as Class A shares of the Funds subject to a contingent deferred sales load, may be exchanged, on the basis of relative net asset value per share, for shares of any other fund which imposes a contingent deferred sales load and for shares of any fund which is a money market fund. A fund will "tack" the period for which the shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange. The period of time that shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable.

         The following are the funds of Countrywide Investments currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

Countrywide Tax-Free Trust       Countrywide Strategic Trust
 Tax-Free Money Fund             *Equity Fund
 Ohio Tax-Free Money Fund        *Utility Fund
 California Tax-Free Money Fund  *Government Mortgage Fund
 Florida Tax-Free Money Fund
*Tax-Free Intermediate Term       Countrywide Investment Trust
    Fund                          Short Term Government Income Fund
*Ohio Insured Tax-Free Fund       Institutional Government Income Fund
                                 *Intermediate Term Government Income Fund
                                 *Adjustable Rate U.S. Government
                                       Securities Fund
                                 *Global Bond Fund

         You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by the Transfer Agent.

         Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the

Transfer Agent to obtain a current prospectus for any of the other funds of Countrywide Investments and more information about exchanges among Countrywide Investments.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
         Each Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. Each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

         Distributions are paid according to one of the following options:

         Share Option -     income distributions and capital gains
                            distributions reinvested in additional
                            shares.

         Income Option -    income distributions and short-term capital
                            gains distributions paid in cash; long-term capital gains distributions reinvested in additional shares.

         Cash Option -      income distributions and capital
                            gains distributions paid in cash.

         You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

         If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option.

         An investor who has received in cash any dividend or capital gains distribution from either Fund may return the distribution within thirty days of the distribution date to the Transfer Agent for reinvestment at the net asset value next determined after its return. The investor or his dealer must notify the Transfer Agent that a distribution is being reinvested pursuant to this provision.

TAXES
-----
         Each Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders.

         Each Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income as well as from net realized short-term capital gains, if any, are taxable as ordinary income. Dividends distributed by the Funds from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations. Distributions of net realized long-term capital gains are taxable as long-term capital gains regardless of how long you have held your Fund shares. Redemptions and exchanges of shares of the Funds are taxable events on which a shareholder may realize a gain or loss.

         The Funds will mail to each of their shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Funds may be subject to state and local taxes on distributions. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Funds and the use of the Automatic Withdrawal Plan and the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

OPERATION OF THE FUNDS
-----------------------
         The Funds are diversified series of Countrywide Strategic Trust, an open-end management investment company organized as a Massachusetts business trust on November 18, 1982. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

         The Trust retains Countrywide Investments, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Adviser"), to manage the Funds' investments and their business affairs. The Adviser was organized in 1974 and is also the investment adviser to one other series of the Trust, five series of Countrywide Investment Trust and six series of Countrywide Tax-Free Trust. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. Each Fund pays the Adviser a fee equal to the annual rate of .75% of the average value of its daily net assets up to $200 million; .7% of such assets from $200 million to $500 million; and .5% of such assets in excess of $500 million.

         Susan Flischel, Vice President-Investments of the Adviser, is primarily responsible for managing the portfolio of each Fund. Ms. Flischel has been employed by the Adviser and affiliated companies in various capacities since 1986 and has been managing the portfolio of the Utility Fund since July 1993 and the portfolio of the Equity Fund since March 1995.

         The Funds are responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Funds' shares (see "Distribution Plans"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Funds, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Funds may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

         The Trust has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio (the "Transfer Agent"), an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., to serve as the Funds' transfer agent, dividend paying agent and shareholder service agent.

         The Transfer Agent also provides accounting and pricing services to the Funds. The Transfer Agent receives a monthly fee from each Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

         In addition, the Transfer Agent has been retained by the Adviser to assist the Adviser in providing administrative services to the Funds. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Funds) pays the Transfer Agent a fee for these administrative services equal to the annual rate of .1% of the average value of each Fund's daily net assets.

          The Adviser serves as principal underwriter for the Funds and, as such, is the exclusive agent for the distribution of shares of the Funds. Angelo R. Mozilo, Robert H. Leshner, Robert G. Dorsey and John F. Splain are officers of both the Trust and the Adviser.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers to execute portfolio transactions of the Funds. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

         Shares of each Fund have equal voting rights and liquidation rights. Each Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. Each class of shares of a Fund shall vote separately on matters relating to its plan of distribution pursuant to Rule 12b-1 (see "Distribution Plans"). When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

DISTRIBUTION PLANS
------------------
         CLASS A SHARES. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Funds have adopted a plan of distribution (the "Class A Plan") under which Class A shares may directly incur or reimburse the Adviser for certain distribution- related expenses, including payments to securities dealers and others who are engaged in the sale of such shares and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer
Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Funds; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Funds' Class A shares.

         Pursuant to the Class A Plan, the Funds may make payments to dealers and other persons, including the Adviser and its affiliates, who may be advising investors regarding the purchase, sale or retention of Class A shares. For the fiscal year ended March 31, 1997, Class A shares of the Utility Fund paid $45,758 to the Adviser to reimburse it for payments made to dealers and other persons who may be advising shareholders in this regard.

         The annual limitation for payment of expenses pursuant to the Class A Plan is .25% of each Fund's average daily net assets allocable to Class A shares. Unreimbursed expenditures will not be carried over from year to year. In the event the Class A Plan is terminated by a Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Class A Plan terminates.

         CLASS C SHARES. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Funds have adopted a plan of distribution (the "Class C Plan") which provides for two categories of payments. First, the Class C Plan provides for the payment to the Adviser of an account maintenance fee, in an amount equal to an annual rate of .25% of a Fund's average daily net assets allocable to Class C shares, which may be paid to other dealers based on the average value of such shares owned by clients of such dealers. In addition, the Class C shares may directly incur or reimburse the Adviser in an amount not to exceed .75% per annum of a Fund's average daily net assets allocable to Class C shares for expenses incurred in the distribution and promotion of the Fund's Class C shares, including payments to securities dealers and others who are engaged in the sale of such shares and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Funds; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of such shares.

         Pursuant to the Class C Plan, the Funds may make payments to dealers and other persons, including the Adviser and its affiliates, who may be advising investors regarding the purchase, sale or retention of Class C shares. For the fiscal year ended March 31, 1997, Class C shares of the Utility Fund and the Equity Fund paid $15,242 and $5,834, respectively, to the Adviser to reimburse it for payments made to dealers and other persons who may be advising shareholders in this regard.

         Unreimbursed expenditures will not be carried over from year to year. In the event the Class C Plan is terminated by a Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Class C Plan terminates. The Adviser may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

         GENERAL. Pursuant to the Plans, the Funds may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass- Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Funds or their shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

         The National Association of Securities Dealers, in its Rules of Fair Practice, places certain limitations on asset-based sales charges of mutual funds. These Rules require fund-level accounting in which all sales charges -- front-end load, 12b-1 fees or contingent deferred load -- terminate when a percentage of gross sales is reached.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
-----------------------------------------------------
         On each day that the Trust is open for business, the share price (net asset value) of Class C shares and the public offering price (net asset value plus applicable sales load) of Class A shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in a Fund's investments that its net asset value might be materially affected. The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

         Each Fund's portfolio securities are valued as follows: (i) securities which are traded on stock exchanges are valued at the last sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (ii) securities traded in the over-the-counter market are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (iii) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market and (iv) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of each Fund will fluctuate with the value of the securities it holds.

PERFORMANCE INFORMATION
-----------------------
         From time to time, each Fund may advertise its "average annual total return." Each Fund may also advertise "yield." Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Total return and yield are computed separately for Class A and Class C shares. The yield of Class A shares is expected to be higher than the yield of Class C shares due to the higher distribution fees imposed on Class C shares.

         The "average annual total return" of a Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods or, where the Fund has not been in operation for such period, over the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions and, for Class A shares, the deduction of the current maximum sales load from the initial investment. A Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." These nonstandardized returns do not include the effect of the applicable sales load which, if included, would reduce total return. A nonstandardized quotation of total return will always be accompanied by a Fund's "average annual total return" as described above.

         The "yield" of a Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum public offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

         From time to time, the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Lipper, or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index and the Standard & Poor's Utility Index. In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

         Further information about the Funds' performance is contained in the Trust's annual report which can be obtained by shareholders at no charge by calling the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629- 2050) or by writing to the Trust at the address on the front of this Prospectus.


                                                                          ACCOUNT NO. ____________________
Account Application (Check appropriate Fund)                                           (For Fund Use Only)

[]  Equity Fund Class A Shares (29)       $_________________                    FOR BROKER/DEALER USE ONLY
[]  Equity Fund Class C Shares (28)                                             Firm Name: ____________________________
[]  Utility Fund Class A Shares (25)      $_________________                    Home Office Address: ___________________
[]  Utility Fund Class C Shares (20)                                            Branch Address: ________________________
                                                                                Rep Name & No.: ________________________
Please mail account application to:                                             Rep Signature: _________________________
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

========================================================================================================================

[]  Check or draft enclosed payable to the applicable Fund designated above.

[]  Bank Wire From:  __________________________________________________________________________________________________________

[]  Exchange From:  ______________________________________________________________________________________________________________
                     (Fund Name)                                                                (Fund Account Number)

Account Name                                                                                S.S. #/Tax I.D.#

_________________________________________________________________________________________  _____________________________
Name of Individual, Corporation, Organization, or Minor, etc.                             (In case of custodial account
                                                                                             please list minor's S.S.#)

_______________________________________________________________________________________________  Citizenship:  []  U.S.
Name of Joint Tenant, Partner, Custodian                                                                       []  Other

Address                                                                                              Phone

_____________________________________________________________________________________________  (  )______________________
Street or P.O. Box                                                                                    Business Phone

____________________________________________________________________________________________  (   )_______________________
City                                                       State       Zip                            Home Phone

Check Appropriate Box:        [] Individual      [] Joint Tenant (Right of survivorship presumed)
                              [] Partnership     [] Corporation    [] Trust     [] Custodial     [] Non-Profit  [] Other

Occupation and Employer Name/Address______________________________________________________________________________________________

Are you an associated person of an NASD member?   []  Yes   []   No

========================================================================================================================

TAXPAYER  IDENTIFICATION  NUMBER -- Under  penalties  of perjury I certify that the Taxpayer  Identification  Number  listed above is my correct number. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.  Check box if appropriate:

[] I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not
subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

[] I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security
Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.

======================================================================================================================

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)

[]  Share Option  --  Income distributions and capital gains distributions automatically reinvested in additional shares.

[]  Income Option  --  Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.

[]  Cash Option  --  Income distributions and capital gains distributions paid in cash.
                     [ ] By Check  [ ] By ACH to my bank checking or savings account.  Please attach a voided check.
========================================================================================================================

REDUCED SALES CHARGES (CLASS A SHARES ONLY)
Right of Accumulation: I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of eligible load funds of Countrywide Investments.

                      Account Number/Name                                                    Account Number/Name

_______________________________________________________          _______________________________________________________

_______________________________________________________          _______________________________________________________

Letter of Intent:  (Complete the Right of Accumulation section if related accounts are being applied to your Letter of Intent.)

[] l agree to the Letter of Intent in the current Prospectus of Countrywide Stategic Trust. Although I am not obligated to purchase, and the Trust is not obligated to sell, I intend to invest over a 13 month period beginning _________________
19_______
(Purchase Date of not more than 90 days prior to this Letter) an aggregate amount in the load funds of Countrywide Investments.
 at least equal to (check appropriate box):

                  [] $100,000                [] $250,000                 [] $500,000                [] $1,000,000
========================================================================================================================

SIGNATURES
By signature below each investor certifies that he has received a copy of the Funds' current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Funds for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Countrywide Strategic Trust, Countrywide
Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have exercised due care to determine that the instructions are genuine.



__________________________________________________             ___________________________________________________
Signature of Individual Owner, Corporate Officer,
Trustee, etc.                                                     Signature of Joint Owner, if Any




___________________________________________________            ____________________________________________________
Title of Corporate Officer, Trustee, etc.                                         Date

              NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side.
               Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.

=========================================================================================================================

AUTOMATIC INVESTMENT PLAN (Complete for Investments Into the Fund(s))
The Automatic Investment Plan is available for all established accounts of Countrywide Strategic Trust. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $50.00 per month.
For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ ______________ per month in the (check the appropriate Fund.)     ABA Routing Number__________________________

              [] Equity Fund         []  Utility  Fund                            FI Account Number________________________________

                                                                                []  Checking Account       []  Savings Account

----------------------------------------------------------------------
Name of Financial Institution (FI)                                              Please make my automatic investment on:

                                                                                []  the last business day of each month
_________________________________________________________________               []  the 15th day of each month
City                                   State                                    []  both the 15th and last business day


X______________________________________________________          X__________________________________________________
(Signature of Depositor EXACTLY as it appears on FI Records)                (Signature of Joint Tenant - if any)

(Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

     Please attach a voided check for the Automatic Investment Plan.

Indemnification to Depositor's Bank
   In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the applicable Fund designated above, for purchase of shares of said Fund, are collected by CFS, CFS hereby agrees:
   CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Funds to their own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks. CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. CFS will refund to you any amount erroneously paid by you to the Funds on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Funds may be terminated by thirty (30) days written notice from either party to the other.

========================================================================================================================

AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund(s))
This is an authorization for you to withdraw  $_________ from my mutual fund account beginning the last business day of the month of __________________.

Please Indicate Withdrawal Schedule (Check One):

[]  Monthly -- Withdrawals will be made on the last business day of each month.
[]  Quarterly -- Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[]  Annually -- Please make withdrawals on the last business day of the month of:_____________________.

Please Select Payment Method (Check One):

[]  Exchange:  Please  exchange  the  withdrawal  proceeds  into  another Countrywide account  number:_ _-- _ _ _ _--_
[]  Check:  Please mail a check for my withdrawal proceeds to the mailing address on this account.
[]  ACH Transfer: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below.
    I understand that the transfer will be completed in two to three business days and that there is no charge.
[]  Bank Wire: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

Please attach a voided check for ACH or bank wire

___________________________________________________________________________________________________________________________
                                  Bank Name                                      Bank Address


___________________________________________________________________________________________________________________________
                                    Bank ABA#                              Account #                  Account Name

[]  Send to special payee (other than applicant):  Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee__________________________________________________________________________________________________________________

Please send to:________________________________________________________________________________________________________________
                Street address                                      City                 State            Zip
========================================================================================================================

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of Countrywide Strategic Trust (the Trust) and that

________________________________________________________________________________________________________________________

is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Trust, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the applicable series of the Trust, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.


                                                             Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


________________________________________________________________________________________________________________________
                                (Name of Organization)

incorporated or formed under the laws

of__________________________________________________________________________________________
                                                                (State)


and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on at which a quorum was present and acting throughout, and that the same are now in full force and effect. I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

                                  Name                                                              Title

     __________________________________________________       _________________________________________________________


     ___________________________________________________       _________________________________________________________


     ___________________________________________________       _________________________________________________________


Witness my hand and seal of the corporation or organization this_______________________day of_______________________________________, 19_______


___________________________________________________       _________________________________________________________
                  *Secretary-Clerk                                     Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.


Countrywide Strategic Trust

312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4004
Nationwide (Toll-Free) 800-543-8721
Cincinnati 513-629-2000

Board of Trustees
Donald L. Bogdon, M.D.
John R. Delfino
H. Jerome Lerner
Robert H. Leshner
Angilo R. Mozilo
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

Investment Adviser
Countrywide Investments, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

Transfer Agent
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Countrywide Always Line
Nationwide: (Toll-Free) 800-852-3809
Cincinnati: 513-579-0999

                                                 TABLE OF CONTENTS


                                                       PAGE

EXPENSE INFORMATION.........................................

FINANCIAL HIGHLIGHTS .......................................

INVESTMENT OBJECTIVES AND POLICIES..........................

HOW TO PURCHASE SHARES......................................

SHAREHOLDER SERVICES........................................

HOW TO REDEEM SHARES........................................

EXCHANGE PRIVILEGE .......................................

DIVIDENDS AND DISTRIBUTIONS.................................

TAXES.......................................................

OPERATION OF THE FUNDS .....................................

DISTRIBUTION PLANS .........................................

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE. . . .

PERFORMANCE INFORMATION.....................................


         No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                           COUNTRYWIDE STRATEGIC TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 1997

                            Government Mortgage Fund
                                  Utility Fund
                                   Equity Fund


         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the applicable Fund of Countrywide Strategic Trust dated August 1, 1997. A copy of a Fund's Prospectus can be obtained by writing the Trust at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202-4094, or by calling the Trust nationwide toll-free 800-543-0407, or in Cincinnati 629-2050.

                       STATEMENT OF ADDITIONAL INFORMATION

                           Countrywide Strategic Trust
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094

 TABLE OF CONTENTS
                                                                  PAGE

THE TRUST............................................................3

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS........................4

INVESTMENT LIMITATIONS..............................................17

TRUSTEES AND OFFICERS...............................................24

THE INVESTMENT ADVISER AND UNDERWRITER..............................26

DISTRIBUTION PLANS. . . . ..........................................29

SECURITIES TRANSACTIONS.............................................31

PORTFOLIO TURNOVER..................................................34

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE................34

OTHER PURCHASE INFORMATION..........................................35

TAXES.............................................................  36

REDEMPTION IN KIND..................................................37

HISTORICAL PERFORMANCE INFORMATION..................................37

PRINCIPAL SECURITY HOLDERS..........................................42

CUSTODIAN...........................................................42

AUDITORS............................................................42

TRANSFER AGENT . ...................................................43

ANNUAL REPORT...................................................... 44

THE TRUST
---------

         Countrywide Strategic Trust (the "Trust"), formerly Midwest Strategic Trust, was organized as a Massachusetts business trust on November 18, 1982. The Trust currently offers three series of shares to investors: the Government Mortgage Fund (formerly the U.S. Government Securities Fund), the Utility Fund and the Equity Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment objective(s) and policies.

         Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

         Both Class A shares and Class C shares of the Utility Fund and the Equity Fund represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that (i) Class C shares bear the expenses of higher distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

         Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the Investment Company Act of 1940 have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------
         A more  detailed  discussion  of some of the terms used and  investment
policies   described  in  the  Prospectuses  (see  "Investment   Objectives  and
Policies") appears below:

         GNMA CERTIFICATES.   The   term   "GNMA   Certificates"   refers   to
mortgage-backed securities representing part ownership of a pool of mortgage loans, which are guaranteed by the Government National Mortgage Association and backed by the full faith and credit of the United States.

         1. The Life of GNMA Certificates. The average life of GNMA Certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the GNMA Certificates due to prepayments, refinancing and payments from foreclosures. Thus, the greatest part of principal will usually be paid well before the maturity of the mortgages in the pool. As prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. However, mortgages with high interest rates have experienced accelerated prepayment rates which would indicate a shorter average life.

         2. Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates, but only by the amount of the fees paid to the GNMA and the issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, the GNMA receives an annual fee of 0.06 of 1% of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 0.44 of 1% for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders.

         The coupon rate by itself, however, does not indicate the yield which will be earned on the GNMA Certificates for the following reasons:

                  (a) GNMA Certificates may be issued at a premium or discount, rather than at par.

                  (b) After issuance, GNMA Certificates may trade in the secondary market at a premium or discount.

                  (c) Interest is earned monthly, rather than semi-annually as for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

                  (d) The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors pay off their mortgages early, the principal returned to Certificate holders may be reinvested at more or less favorable rates.

         3. Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

         FHLMC Certificates. The term "FHLMC Certificates" refers to mortgage-backed securities representing part ownership of a pool of mortgage loans, which are guaranteed by the Federal Home Loan Mortgage Corporation. The Federal Home Loan Mortgage Corporation is the leading seller of conventional mortgage securities in the United States. FHLMC Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute debts or obligations of the United States or any Federal Home Loan Bank.

         Mortgage loans underlying FHLMC Certificates will consist of fixed rate mortgages with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-family or two-to-four family residential properties. Mortgage interest rates may be mixed in a pool. The seller/ servicer of each mortgage retains a minimum three-eighths of 1% servicing fee, and any remaining excess of mortgage rate over coupon rate is kept by the Federal Home Loan Mortgage Corporation. The coupon rate of a FHLMC Certificate does not by itself indicate the yield which will be earned on the Certificate for the reasons discussed above in connection with GNMA Certificates.

         FNMA   Certificates.   The   term   "FNMA   Certificates"   refers   to
mortgage-backed securities representing part ownership of a pool of mortgage loans, which are guaranteed by the Federal National Mortgage Association.

         The FNMA, despite having U.S. Government agency status, is also a private, for-profit corporation organized to provide assistance in the housing mortgage market. The only function of the FNMA is to provide a secondary market for residential mortgages. Mortgage loans underlying FNMA Certificates reflect a considerable diversity and are purchased from a variety of mortgage originators. They are typically collateralized by conventional mortgages (not FHA-insured or VA-guaranteed). FNMA Certificates are highly liquid and usually trade in the secondary market at higher yields than GNMA Certificates. The coupon rate of a FNMA Certificate does not by itself indicate the yield which will be earned on the Certificate for the reasons discussed above in connection with GNMA Certificates.

         COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized Mortgage Obligations ("CMOs") are fully-collateralized bonds which are the general obligations of the issuer thereof. The key feature of the CMO structure is the prioritization of the cash flows from a pool of mortgages among the several classes of CMO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CMOs generally are secured by an assignment to a trustee under the indenture pursuant to which the bonds are issued for collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (that is, the character of payments of principal and interest is not passed through and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs are issued in two or more classes or series with varying maturities and stated rates of interest determined by the issuer. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure CMOs that remain outstanding.

         In 1983, the Federal Home Loan Mortgage Corporation began issuing CMOs. Since FHLMC CMOs are the general obligations of the FHLMC, it will be obligated to use its general funds to make payments thereon if payments generated by the underlying mortgages are insufficient to pay principal and interest in its CMOs. In addition, CMOs are issued by private entities, such as financial institutions, mortgage bankers and subsidiaries of homebuilding companies. The structural features of privately issued CMOs will vary considerably from issue to issue, and the Adviser will consider such features, together with the character of the underlying mortgage pool and the liquidity and credit rating of the issue. The Adviser will consider privately issued CMOs as possible investments only when the underlying mortgage collateral is insured, guaranteed or otherwise backed by the U.S. Government or one or more of its agencies or instrumentalities.

         Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities; the first three classes pay interest at their stated rates beginning with the issue date and the final class is typically an accrual class (or Z bond). The cash flows from the underlying mortgage collateral are applied first to pay interest and then to retire securities. The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bond). When those securities are completely retired, all principal payments are then directed to the next-shortest-maturity security (or B bond). This process continues until all of the classes have been paid off. Because the cash flow is distributed sequentially instead of pro rata as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors into the longer- maturity classes receive no principal paydowns.

         WHEN-ISSUED SECURITIES AND SECURITIES PURCHASED ON A TO-BE- ANNOUNCED BASIS. The Funds will only make commitments to purchase securities on a when-issued or to-be-announced ("TBA") basis with the intention of actually acquiring the securities. In addition, the Funds may purchase securities on a when-issued or TBA basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, each Fund will direct the Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because a Fund purchases securities on a when-issued or TBA basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of a Fund's commitments to purchase securities on a when-issued or TBA basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued or TBA basis and the securities held in a Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or TBA basis, there will be a possibility that the market value of the Fund's assets will have greater fluctuation. The purchase of securities on a when-issued or TBA basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

         When the time comes for a Fund to make payment for securities purchased on a when-issued or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued or TBA basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although a Fund will only make commitments to purchase securities on a when-issued or TBA basis with the intention of actually acquiring the securities, the Funds may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy.

         STRIPS. STRIPS are U.S. Treasury bills, notes, and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. For example, if interest rates decline, GNMA Certificates owned by a Fund which were purchased at greater than par are more likely to be prepaid, which would cause a loss of principal. In anticipation of this, a Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

         STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.

         REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York.

Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 10% (with respect to the Government Mortgage Fund and the Utility Fund) or 15% (with respect to the Equity Fund) of the value of its net assets would be invested in such securities and other illiquid securities.

         Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to a Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

         For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

         LOANS OF PORTFOLIO SECURITIES. Each Fund (except the Government Mortgage Fund) may lend its portfolio securities subject to the restrictions stated in its Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Funds receive amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter.

         BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time

(usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations").

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Each Fund will only invest in commercial paper rated A-1 by Standard & Poor's Ratings Group or Prime-1 by Moody's Investors Service, Inc. or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, subject to the direction of the Board of Trustees, such note is liquid. The Funds do not presently intend to invest in commercial paper.

         The rating of Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A (highest quality) by Standard & Poor's Ratings Group has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

         FOREIGN SECURITIES. Subject to each Fund's investment policies and quality and maturity standards, the Utility Fund and the Equity Fund may invest in the securities (payable in U.S. dollars) of foreign issuers. The Utility Fund may also invest in non-U.S. dollar-denominated securities principally traded in financial markets outside the United States. Because the Funds may invest in foreign securities, an investment in the Funds involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

         Transactions in Options and Futures. The Trustees have approved the Utility Fund's use of the options and futures strategies described below.

         1.       WRITING COVERED CALL OPTIONS ON EQUITY SECURITIES.
The Utility Fund may write covered call options on equity securities to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security at a specified price
(the exercise price) at any time until a certain date (the expiration date).
A call option is "covered" if the Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

         The writing of covered call options is a conservative investment technique which the Adviser believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

         The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. As long as the Securities and Exchange Commission continues to take the position that unlisted options are illiquid securities, the Fund will not commit more than 10% of its net assets to unlisted covered call transactions and other illiquid securities. The ability of the Fund to write covered call options may be limited by the tax requirement that less than 30% of the Fund's gross income be derived from the sale or other disposition of securities held for less than 3 months.

         2.   PURCHASING OPTIONS ON U.S. GOVERNMENT SECURITIES.
 The Utility Fund may purchase put options on U.S. Government securities to protect against a risk that an anticipated rise in interest rates would result in a decline in the value of the Fund's portfolio securities. The Fund may purchase call options on U.S. Government securities as a means of obtaining temporary exposure to market appreciation when the Fund is not fully invested.

         A put option is a short-term contract (having a duration of nine months or less) which gives the purchaser of the option, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. A call option is a short-term contract which gives the purchaser of the call option, in return for a premium, the right to buy the underlying security at a specified price during the term of the option. The purchase of put and call options on U.S. Government securities is analogous to the purchase of puts and calls on stocks. The Fund will purchase options on U.S. Treasury Bonds, Notes and Bills only.

         There are special considerations applicable to options on U.S. Treasury Bonds and Notes. Because trading interest in options written on U.S. Treasury Bonds and Notes tends to center on the most recently auctioned issues, the
Exchanges will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of U.S. Treasury Bonds and Notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

         To terminate its rights with respect to put and call options which it has purchased, the Fund may sell an option of the same series in a "closing sale transaction." A profit or loss will be realized depending on whether the sale price of the option plus transaction costs is more or less than the cost to the Fund of establishing the position. If an option purchased by the Fund is not exercised or sold, it will become worthless after its expiration date and the Fund will experience a loss in the form of the premium and transaction costs paid in establishing the option position.

         The option positions may be closed out only on an exchange which provides a secondary market for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The option activities of the Fund may affect its turnover rate and the amount of brokerage commissions paid by the Fund. The Fund pays a brokerage commission each time it buys or sells a security in connection with the exercise of an option. Such commissions may be higher than those which would apply to direct purchases or sales of portfolio securities.

         3. PURCHASING OPTIONS ON INTEREST RATE FUTURES CONTRACTS. The Utility Fund may purchase put and call options on interest rate futures contracts. The purchase of put options on interest rate futures contracts hedges the Fund's portfolio against the risk of rising interest rates. The purchase of call options on futures contracts is a means of obtaining temporary exposure to market appreciation at limited risk and is a hedge against a market advance when the Fund is not fully invested. Assuming that any decline in the securities being hedged is accompanied by a rise in interest rates, the purchase of options on the futures contracts may generate gains which can partially offset any decline in the value of the Fund's portfolio securities which have been hedged. However, if after the Fund purchases an option on a futures contract, the value of the securities being hedged moves in the opposite direction from that contemplated, the Fund will tend to experience losses in the form of premiums on such options which would partially offset gains the Fund would have.

         An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. The Fund may purchase put and call options on interest rate futures which are traded on a national exchange or board of trade and sell such options to terminate an existing position. The Fund may not enter into interest rate futures contracts. Options on interest rate futures are similar to options on stocks except that an option on an interest rate future gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option.

         As with options on stocks, the holder of an option on an interest rate futures contract may terminate his position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. In addition to the risks which apply to all options transactions, there are several special risks relating to options on interest rate futures contracts. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Compared to the use of interest rate futures, the purchase of options on interest rate futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options, plus transaction costs.

         4. OPTIONS TRANSACTIONS GENERALLY. Option transactions in which the Utility Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Adviser's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the Adviser's ability to select the proper time, type and duration of the options.

         WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Utility Fund and the Equity Fund may purchase warrants and rights, provided that neither Fund presently intends to invest more than 5% of its respective net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

         MAJORITY. As used in the Prospectuses and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

INVESTMENT LIMITATIONS
----------------------
         The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund.

         THE LIMITATIONS APPLICABLE TO THE GOVERNMENT MORTGAGE FUND ARE:

         1. Borrowing Money. The Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of its total assets. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase any additional portfolio securities. This investment limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings of the Fund and reverse repurchase commitments of the Fund pursuant to such transactions. The Fund will not pledge, mortgage or hypothecate its assets (collateral arrangements with respect to writing options and initial margin on futures contracts are not deemed to be a pledge, mortgage or hypothecation of assets for purposes of this investment limitation) except in connection with borrowings described in this investment limitation.

         2. Margin Purchases. The Fund will not purchase any securities on "margin" (except such short-term credits as are necessary for the clearance of transactions or to the extent necessary to engage in transactions described in the Prospectus and Statement of Additional Information which involve margin purchases).

         3.  Short Sales.  The Fund will not make short sales of securities.

         4. Options. The Fund will not purchase or sell puts, calls, options, straddles, commodities or commodities futures except as described in the Prospectus and Statement of Additional Information.

         5. Mineral Leases. The Fund will not purchase oil, gas or other mineral leases, rights or royalty contracts.

         6. Underwriting. The Fund will not act as underwriters of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities, the Fund may be deemed an underwriter under certain federal securities laws.

         7. Illiquid Investments. The Fund will not purchase securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of the total assets of the Fund would be invested in such securities.

         8. Concentration. The Fund will not invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

         9. Real Estate. The Fund will not purchase, hold or deal in real estate or real estate mortgage loans, except it may purchase (a) U.S. Government obligations, (b) securities of companies which deal in real estate, or (c) securities which are secured by interests in real estate or by interests in mortgage loans including securities secured by mortgage-backed securities.

         10. Loans. The Fund will not make loans except (a) by purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public or (b) by entry into repurchase agreements.

         11. Investing for Control. The Fund will not invest in companies for the purpose of exercising control.

         12. Other Investment Companies. The Fund will not acquire securities issued by any other investment company or investment trust, except (a) in connection with a merger, consolidation, acquisition of assets or reorganization, or (b) by purchase in the open market where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than 10% of the total assets of the Fund would be invested in the securities of such issuers and not more than 3% of the securities of any other investment company would be owned by the Fund.

         13. Securities of One Issuer. The Fund will not invest more than 5% of its total assets in the securities of any issuer; provided, however, that there is no limitation with respect to investments and obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

         14. Securities of One Class. The Fund will not purchase more than 10% of any class of securities of any issuer or more than 10% of the outstanding voting securities of any issuer (all outstanding bonds and other evidence of indebtedness will be deemed to be a single class of securities of the issuer, and all kinds of stock of an issuer preferred over the common stock as to dividends or liquidation will be deemed to constitute a single class regardless of relative priorities, series designations, conversion rights or other differences).

         15. Securities Owned by Affiliates. The Fund will not purchase or retain the securities of any issuers if those officers and Trustees of the Trust or officers, directors, or partners of its Advisers, owning individually more than one-half of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

         16. When-Issued or To-Be-Announced Securities. The Trust will not make any commitment to purchase securities on a when-issued or to-be-announced basis for the Government Mortgage Fund if more than 25% of the Fund's assets would be so committed.

         17. Senior Securities. The Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

         THE LIMITATIONS APPLICABLE TO THE UTILITY FUND ARE:

         1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets. The Fund also will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets.

         2. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

         3. Margin Purchases. The Fund will not purchase any securities on "margin" (except such short-term credits as are necessary for the clearance of transactions or to the extent necessary to engage in transactions described in the Prospectus and Statement of Additional Information which involve margin purchases).

         4.   Short Sales.  The Fund will not make short sales of securities.

         5. Options. The Fund will not purchase or sell puts, calls, options, straddles, commodities or commodities futures except as described in the Prospectus and Statement of Additional Information.

         6. Mineral Leases. The Fund will not purchase oil, gas or other mineral leases, rights or royalty contracts.

         7. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed an underwriter under certain federal securities laws.

         8. Illiquid Investments. The Fund will not purchase securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in such securities.

         9. Real Estate. The Fund will not purchase, hold or deal in real estate or real estate mortgage loans, except that the Fund may purchase (a) securities of companies (other than limited partnerships) which deal in real estate or (b) securities which are secured by interests in real estate or by interests in mortgage loans including securities secured by mortgage-backed securities.

         10. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public.

         11. Investing for Control. The Fund will not invest in companies for the purpose of exercising control.

         12. Other Investment Companies. The Fund will not invest more than 10% of its total assets in securities of other investment companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company.

         13. Amount Invested in One Issuer. The Fund will not invest more than 5% of its total assets in the securities of any issuer; provided, however, that there is no limitation with respect to investments and obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

         14. Voting Securities of Any Issuer. The Fund will not purchase 5% or more of the outstanding voting securities of any electric or gas utility company (as defined in the Public Utility Holding Company Act of 1935), or purchase more than 10% of the outstanding voting securities of any other issuer.

         15. Securities Owned by Affiliates. The Fund will not purchase or retain the securities of any issuers if those officers and Trustees of the Trust or officers, directors, or partners of its Adviser, owning individually more than one-half of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

         16. Industry Concentration. Under normal market conditions, the Fund will invest more than 25% of its total assets in the public utilities industry. The Fund will not invest more than 25% of its total assets in any particular industry except the public utilities industry. For purposes of this limitation, the public utilities industry includes companies that produce or supply electric power, natural gas, water, sanitary services, telecommunications and other communications services (but not radio or television broadcasters) for public use or consumption.

         17. Senior Securities. The Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

         THE LIMITATIONS APPLICABLE TO THE EQUITY FUND ARE:

         1. Borrowing Money. The Fund will not borrow money, except (a) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of its total assets. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase any additional portfolio securities. The Fund will not pledge, mortgage or hypothecate its assets except in connection with borrowings described in this investment limitation.

         2. Margin Purchases. The Fund will not purchase any securities on "margin" (except such short-term credit as are necessary for the clearance of transactions).

         3.  Short Sales.  The Fund will not make short sales of securities.

         4. Options. The Fund will not purchase or sell puts, calls, options, straddles, commodities or commodities futures.

         5. Mineral Leases. The Fund will not purchase oil, gas or other mineral leases or exploration or development programs.

         6. Underwriting. The Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         7. Illiquid Investments. The Fund will not purchase securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities.

         8. Concentration. The Fund will not invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

         9. Real Estate. The Fund will not purchase, hold or deal in real estate, including real estate limited partnerships.

         10. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities if the borrower agrees to maintain collateral marked to market daily in an amount at least equal to the market value of the loaned securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public.

         11. Investing for Control. The Fund will not invest in companies for the purpose of exercising control.

         12. Other Investment Companies. The Fund will not invest more than 10% of its total assets in securities of other investment companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company.

         13. Securities of One Issuer. The Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (the foregoing limitation does not apply to investments in government securities as defined in the Investment Company Act of 1940).

         14. Securities of One Class. The Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause 10% of any class of securities of such issuer to be held by the Fund, or acquire more than 10% of the outstanding voting securities of such issuer. (All outstanding bonds and other evidences of indebtedness shall be deemed to be a single class of securities of the issuer).

         15. Securities Owned by Affiliates. The Fund will not purchase or retain the securities of any issuers if those officers and Trustees of the Trust or officers, directors, or partners of its Adviser, owning individually more than one-half of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

         16. Senior Securities. The Fund will not issue or sell any senior security. This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemptions of securities, or to arrangements with respect to transactions involving forward foreign currency exchange contracts, options, futures contracts, short sales and other similar permitted investments and techniques.

         With respect to the percentages adopted by the Trust as maximum limitations on the Funds' investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

         The Trust has never pledged, mortgaged or hypothecated the assets of any Fund, and the Trust presently intends to continue this policy. The Trust has never acquired, nor does it presently intend to acquire, securities issued by any other investment company or investment trust. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS
---------------------

         The following is a list of the Trustees and executive officers of the Trust, their compensation from the Trust and their aggregate compensation from Countrywide Investments (consisting of the Trust, Countrywide Tax-Free Trust and Countrywide Investment Trust) for the fiscal year ended March 31, 1997. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk. Each Trustee is also a Trustee of Countrywide Tax- Free Trust and Countrywide Investment Trust.
                                                                  AGGREGATE
                                                                  COMPENSATION
                                              COMPENSATION           FROM
                               POSITION           FROM            COUNTRYWIDE
NAME                     AGE   HELD               TRUST           INVESTMENTS
----                     ---   --------        ------------       ------------
 Donald L. Bodgon, MD    66   Trustee            $     0        $      0
 John R. Delfino         63   Trustee                  0               0
+H. Jerome Lerner        58   Trustee              2,983           9,030
*Robert H. Leshher       57   President/Trustee        0               0
*Angelo R. Mozilo        58   Chairman/Trustee         0               0
+Oscar P. Robertson      57   Trustee              2,583           7,750
 John F. Seymour, Jr.    59   Trustee                  0               0
+Sebastiano Sterpa       67   Trustee                  0               0
 Robert G. Dorsey        40   Vice President           0               0
 John F. Splain          40   Secretary                0               0
 Mark J. Seger           35   Treasurer                0               0

  * Mr. Leshner and Mr. Mozilo, as officers and directors of Countrywide Investments, Inc., are each an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

 +       Member of Audit Committee.

         The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

         DONALD L. BOGDON, M.D., 435 Arden Avenue, Glendale, California is a physician with Hematology Oncology Consultants and a Director of Verdugo VNA (a hospice facility). Until 1996 he was President of Western Hematology/Oncology and until 1993 he was Chairman of the Board of Glendale Memorial Hospital.

         JOHN R. DELFINO, 2029 Century Park East, Los Angeles, California is President of Concorde Capital Corporation (an investment firm). Until 1993 he was a director of Cypress Financial and Chairman of Rancho Santa Margarita, mortgage banking firms.

         H. JEROME LERNER, 7149 Knoll Road, Cincinnati, Ohio is a principal of HJL Enterprises and is Chairman of Crane Electronics, Inc., a manufacturer of electronic connectors.

         ROBERT H. LESHNER, 312 Walnut Street, Cincinnati, Ohio is President and a director of Countrywide Investments, Inc. (the investment adviser and principal underwriter of the Trust) and Countrywide Financial Services, Inc.
(a financial services company and parent of Countrywide Investments, Inc. and Countrywide Fund Services, Inc.). He is Vice Chairman and a director of Countrywide Fund Services, Inc. (a registered transfer agent) and President and a Trustee of Countrywide Tax-Free Trust and Countrywide Investment Trust, registered investment companies.

         ANGELO R. MOZILO, 155 North Lake Avenue, Pasadena, California is Vice Chairman and Executive Vice President of Countrywide Credit Industries, Inc. (a holding company). He is a director of Countrywide Home Loans, Inc. (a residential mortgage lender), CTC Foreclosure Services Corporation (a foreclosure trustee) and LandSafe, Inc. (the parent company of fifteen LandSafe entities which provide property appraisals, credit reporting services, title insurance and/or closing services for residential mortgages), each a subsidiary of Countrywide Credit Industries, Inc. He is Chairman and a director of Countrywide Financial Services, Inc., Countrywide Investments, Inc., Countrywide Fund Services, Inc., Countrywide Servicing Exchange (a loan servicing broker), Countrywide Capital Markets, Inc., (parent company of Countrywide Securities Corporation and Countrywide Servicing Exchange) and various LandSafe subsidiaries and is Chairman and Chief Executive Officer of Countrywide Securities Corporation (a registered broker-dealer), each a subsidiary of Countrywide Credit Industries, Inc. He is also Vice Chairman of CWM Mortgage Holdings, Inc. (a publicly-held real estate investment trust).

         OSCAR P. ROBERTSON,  4293 Muhlhauser Road, Fairfield, Ohio is President
of  Orchem  Corp.,  a  chemical  specialties   distributor,   and  Orpack  Stone
Corporation, a corrugated box manufacturer.

         JOHN F. SEYMOUR, JR., 46-393 Blackhawk Drive, Indian Wells, California is Chief Executive Officer of the Southern California Housing Development Agency and a consultant for Orange Coast Title Co. (a title insurance company). He is also a director of Irvine Apartment Communities (a real estate investment trust) and Inco Homes (a home builder). Until 1994 he was a director of the California Housing Finance Agency.

         SEBASTIANO STERPA, 200 West Glenoaks Boulevard, Glendale, California is Chairman of Sterpa Realty, Inc. and Chairman and a director of the California Housing Finance Agency. He is also a director of Real Estate Business Services and a director of the SunAmerica Mutual Funds.

         ROBERT G. DORSEY, 312 Walnut Street, Cincinnati, Ohio is President and Treasurer of Countrywide Fund Services, Inc., Vice President - Finance and Treasurer of Countrywide Financial Services, Inc. and Treasurer of Countrywide Investments, Inc. He is also Vice President of Countrywide Investment Trust,

Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Markman MultiFund Trust, PRAGMA Investment Trust, Maplewood Investment Trust, a series company, The Thermo Opportunity Fund, Inc., Capital Square Funds, The Dean Family of Funds and The New York State Opportunity Funds and Assistant Vice President of Williamsburg Investment Trust, Schwartz Investment Trust, Fremont Mutual Funds, Inc., The Tuscarora Investment Trust, The Gannett Welsh & Kotler Funds and Interactive Investments, all of which are registered investment companies.

         JOHN F. SPLAIN, 312 Walnut Street, Cincinnati, Ohio is Vice President, Secretary and General Counsel of Countrywide Fund Services, Inc. and Secretary and General Counsel of Countrywide Investments, Inc. and Countrywide Financial Services, Inc. He is also Secretary of Countrywide Tax-Free Trust, Countrywide Investment Trust, Brundage, Story and Rose Investment Trust, Williamsburg
Investment Trust, Markman MultiFund Trust, The Tuscarora Investment Trust, PRAGMA Investment Trust, Maplewood Investment Trust, a series company, and The Thermo Opportunity Fund, Inc. and Assistant Secretary of Schwartz Investment Trust, Fremont Mutual Funds, Inc., Capitol Square Funds, The Gannett Welsh & Kotler Funds, Interactive Investments, the New York State Opportunity Funds and the Dean Family of Funds.

         MARK J. SEGER, C.P.A., 312 Walnut Street, Cincinnati, Ohio is Vice President and Fund Controller of Countrywide Fund Services, Inc. He is also Treasurer of Countrywide Tax-Free Trust, Countrywide Investment Trust, Brundage, Story and Rose Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust, PRAGMA Investment Trust, Maplewood Investment Trust, a series company, The Thermo Opportunity Fund, Inc., Capitol Square Funds, the New York State Opportunity Funds and the Dean Family of Funds, Assistant Treasurer of Schwartz Investment Trust, The Tuscarora Investment Trust, The Gannett Welsh & Kotler Funds and Interactive Investments and Assistant Secretary of Fremont Mutual Funds, Inc.

         Each Trustee, except for Messrs. Leshner and Mozilo, receives a quarterly retainer of $1,500 and a fee of $1,500 for each Board meeting attended. Such fees are split equally among the Trust, Countrywide Tax-Free Trust and Countrywide Investment
Trust.

THE INVESTMENT ADVISER AND UNDERWRITER
---------------------------------------
         Countrywide Investments, Inc. (the "Adviser"), formerly Midwest Group Financial Services, Inc., is the Funds' investment manager. The Adviser is a subsidiary of Countrywide Financial Services, Inc., which is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. Messrs. Mozilo and Leshner may be deemed to be affiliates of the Adviser by reason of their position as Chairman and President, respectively, of the Adviser. Messrs. Mozilo and

Leshner, by reason of such affiliation, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.

         Under the terms of the investment advisory agreements between the Trust and the Adviser, the Adviser manages the Funds' investments. Each Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of
 .75% of its average daily net assets up to $200,000,000, .7% of such assets from $200,000,000 to $500,000,000 and .5% of such assets in excess of $500,000,000.
The total fees paid by a Fund during the first and second halves of each fiscal year of the Trust may not exceed the semiannual total of the daily fee accruals requested by the Adviser during the applicable six month period.

         For the fiscal years ended March 31, 1997, 1996 and 1995, the Government Mortgage Fund paid advisory fees of $150,601 (net of voluntary fee waivers of $17,500), $190,075 (net of voluntary fee waivers of $9,000) and $261,660, respectively. For the fiscal years ended March 31, 1997, 1996 and 1995, the Utility Fund paid advisory fees of $319,201, $328,982 and $325,780, respectively. For the fiscal years ended March 31, 1997, 1996 and 1995, the Equity Fund paid advisory fees of $91,182 (net of voluntary fee waivers of $21,000), $5,214 (net of voluntary fee waivers of $53,777) and $12,853 (net of voluntary fee waivers of $46,905), respectively; however, in order to further reduce the operating expenses of the Equity Fund, the Adviser voluntarily reimbursed the Fund for $5,834 of Class A expenses during the fiscal year ended March 31, 1997, $5,308 of Class A expenses during the fiscal year ended March 31, 1996 and $14,964 of Class C expenses during the fiscal year ended March 31, 1995.

         The Funds are responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Funds, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Trust may be a party. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The Adviser bears promotional expenses in connection with the distribution of the Funds' shares to the extent that such expenses are not assumed by the Funds under their plans of distribution (see below). The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.

         By their terms, the Funds' investment advisory agreements will remain in force until February 28, 1999 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Funds' investment advisory agreements may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Adviser. The investment advisory agreements automatically terminate in the event of their assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

         The Adviser is also the principal underwriter of the Funds and, as such, the exclusive agent for distribution of shares of the Funds. The Adviser is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis.

         The Adviser currently allows concessions to dealers who sell shares of the Funds. The Adviser receives that portion of the sales load which is not reallowed to the dealers who sell shares of the Funds. The Adviser retains the entire sales load on all direct initial investments in the Funds and on all investments in accounts with no designated dealer of record. For the fiscal year ended March 31, 1997, the aggregate underwriting commissions on sales of the Trust's shares were $70,478 of which the Adviser paid $60,141 to unaffiliated broker-dealers in the selling network, earned $3,617 as a broker-dealer in the selling network and retained $6,720 in underwriting commissions. For the fiscal year ended March 31, 1996, the aggregate underwriting commissions on sales of the Trust's shares were $136,764 of which the Adviser paid $121,645 to unaffiliated broker-dealers in the selling network, earned $8,240 as a broker-dealer in the selling network and retained $6,879 in underwriting commissions. For the fiscal year ended March 31, 1995, the aggregate underwriting commissions on sales of the Trust's shares were $179,235 of which the Adviser paid $160,038 to unaffiliated broker-dealers in the selling network, earned $4,649 as a broker-dealer in the selling network and retained $14,548 in underwriting commissions.

         The Adviser retains the contingent deferred sales load on redemptions of shares of the Utility Fund and the Equity Fund which are subject to a contingent deferred sales load. For the fiscal year ended March 31, 1997, the Adviser collected $1,141 and $505 of contingent deferred sales loads on redemptions of Class C shares of the Utility Fund and the Equity Fund, respectively.

     The Funds may compensate dealers, including the Adviser and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION PLANS
------------------
         CLASS A SHARES -- As stated in the Prospectus, the Funds have adopted a plan of distribution (the "Class A Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits each Fund to pay for expenses incurred in the distribution and promotion of the Funds' shares, including but
not  limited  to,  the  printing  of  prospectuses,   statements  of  additional
information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Adviser. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of
 .25% of the average daily net assets of the Government Mortgage Fund and .25% of the average daily net assets of the Class A shares of the Utility Fund and the Equity Fund. Unreimbursed expenses will not be carried over from year to year.

         CLASS C SHARES (Utility Fund and Equity Fund) -- The Utility Fund and the Equity Fund have also adopted a plan of distribution (the "Class C Plan") with respect to the Class C shares of such Funds. The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to the Adviser of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class C shares, which may be paid to other dealers based on the average value of Class C shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per annum of the daily net assets of the Class C shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class C shares, costs of advertising and promotion and any other expenses related to the distribution of the Class C shares. Unreimbursed expenditures will not be carried over from year to year. The Funds may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

         GENERAL INFORMATION -- For the fiscal year ended March 31, 1997, the aggregate distribution-related expenditures under the Plans were $1,934 for the Government Mortgage Fund; $48,663 and $15,492 for Class A and Class C shares, respectively, of the Utility Fund; and $791 and $6,027 for Class A and Class C shares, respectively, of the Equity Fund. Amounts were spent as follows:

                   Government   Utility    Utility     Equity      Equity
                   Mortgage      Fund       Fund        Fund       Fund
                   Fund         Class A    Class C     Class A    Class C
                   --------     -------    --------    -------    --------

Printing and
 mailing of
 prospectuses
 and reports
 to prospective
 shareholders...   $ 1,934    $ 2,905     $   250     $   791    $   193
Payments to
 broker-dealers
 and others for
 the sale or
 retention of
 assets........         -      45,758      15,242          -       5,834
                    -------    -------     -------      -----    -------
                   $ 1,934    $48,663     $15,492       $ 791    $ 6,027
                   =======    =======     =======       =====    =======

         Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements.

         The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plans or any Implementation Agreement (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Adviser after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

         In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of such Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

         Angelo R. Mozilo and Robert H. Leshner, as interested persons of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

SECURITIES TRANSACTIONS
-----------------------

         Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. For the fiscal years ended March 31, 1997, 1996 and 1995, the Utility Fund paid brokerage commissions of $25,345, $43,560 and $80,464, respectively. For the fiscal years ended March 31, 1997, 1996, and 1995, the Equity Fund paid brokerage commissions of $34,257, $23,064 and $71,412, respectively.

         Generally, the Funds attempt to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Funds may be purchased directly from the issuer. Because the portfolio securities of the Government Mortgage Fund are generally traded on a net basis and transactions in such securities do not normally involve brokerage commissions, the cost of portfolio securities transactions for this Fund will consist primarily of dealer or underwriter spreads. No brokerage commissions have been paid by the Government Mortgage Fund during the last three fiscal years.

         The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion. During the fiscal year ended March 31, 1997, the amount of brokerage transactions and related commissions for the Utility Fund directed to brokers due to research services provided were $6,443,885 and $25,345, respectively. During the fiscal year ended March 31, 1997, the amount of brokerage transactions and related commissions for the Equity Fund directed to brokers due to research services provided were $11,370,237 and $34,257, respectively.

         Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Funds.

         The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Adviser and other affiliates of the Trust or the Adviser may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. No Fund will effect any brokerage transactions in its portfolio securities with the Adviser if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither the Adviser nor affiliates of the Trust or the Adviser will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.

         Amivest Corporation may be deemed to be an affiliate of the Trust by virtue of the fact that it owned of record 5% or more of the outstanding shares of one or more series of the Trust. During the fiscal year ended March 31, 1995, the Equity Fund paid Amivest Corporation brokerage commissions of $1,800.

         During the fiscal year ended March 31, 1997, the Funds entered into repurchase transactions with the following of the Trust's regular broker-dealers as defined under the Investment Company Act of 1940: Dean Witter Reynolds Inc., Fifth Third Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Nesbitt-Burns Securities, Inc.

CODE OF ETHICS. The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Adviser and, as described below, imposes additional, more onerous, restrictions on investment personnel of the Adviser. The Code requires that all employees of the Adviser preclear any personal securities investment (with limited exceptions, such as U.S. Government obligations). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any Fund. The substantive restrictions applicable to investment personnel of the Adviser include a ban on acquiring any securities in an initial public offering and a prohibition from profiting on short-term trading in securities. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of the Adviser within periods of trading by the Funds in the same (or equivalent) security.

PORTFOLIO TURNOVER
------------------
         A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.

         Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate.

         If warranted by market conditions, the Government Mortgage Fund may engage in short-term trading if the Adviser believes the transactions, net of costs, will result in improving the income or the appreciation potential of the Fund's portfolio. Because of the possibility of short-term trading, there may be a very substantial turnover of the Fund's portfolio. For the fiscal years ended March 31, 1997, 1996 and 1995, the Government Mortgage Fund experienced portfolio turnover of 76%, 160% and 205%, respectively.

         Because the Utility Fund and the Equity Fund are actively managed by the Adviser in light of the Adviser's investment outlook for common stocks, there may be a very substantial turnover of each Fund's portfolio. For the fiscal years ended March 31, 1997, 1996 and 1995, the Utility Fund experienced portfolio turnover of 3%, 11% and 17%, respectively. For the fiscal years ended March 31, 1997, 1996 and 1995, the Equity Fund experienced portfolio turnover of 38%, 38% and 159%, respectively.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------
         The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of the shares of each Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price and the public offering price, see "Calculation of Share Price and Public Offering Price" in the Prospectus.

OTHER PURCHASE INFORMATION
--------------------------
         The Prospectus describes generally how to purchase shares of the Funds. Additional information with respect to certain types of purchases of shares of the Government Mortgage Fund and Class A shares of the Utility Fund and the Equity Fund is set forth below.

         RIGHT OF ACCUMULATION. A "purchaser" (as defined in the Prospectus) of shares of a Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing shares of the load funds distributed by the Adviser with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. The purchaser or his dealer must notify the Transfer Agent that an investment qualifies for a reduced sales load. The reduced load will be granted upon confirmation of the purchaser's holdings by the Transfer Agent.

         LETTER OF INTENT. The reduced sales loads set forth in the tables in the Prospectus may also be available to any "purchaser" (as defined in the Prospectus) of shares of a Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest within a thirteen month period in any load fund distributed by the Adviser a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

         The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Trust to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

         A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales charge). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent.

The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

         OTHER INFORMATION. The Trust does not impose a front-end sales load or imposes a reduced sales load in connection with purchases of shares of a Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load," "Purchases at Net Asset Value" or "Exchange Privilege" sections in the Prospectus because such purchases require minimal sales effort by the Adviser. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Trust.

TAXES
-----
         The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

         Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; (ii) derive less than 30% of its gross income in each taxable year from the sale or other disposition of the following assets held for less than three months: (a) stock or securities, (b) options, futures or forward contracts not directly related to its principal business of investing in stock or securities; and (iii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.

Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 1997, the Government Mortgage Fund had capital loss carryforwards for federal income tax purposes of $4,463,989, none of which expire prior to March 31, 2002.

         A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

         The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND
------------------
         Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------
         From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P (1 + T)n = ERV
Where:

P   =             a hypothetical initial payment of $1,000
T   =             average annual total return
n   =             number of years
ERV =             ending redeemable value of a hypothetical $1,000
                  payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial $1,000 payment. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the Funds for the periods ended March 31, 1997 are as follows:

Government Mortgage Fund
1 Year                                                              +1.69%
5 Years                                                             +4.32%
10 Years                                                            +5.86%

Utility Fund (Class A)
1 Year                                                              +1.39%
5 Years                                                             +8.59%
Since inception (August 15, 1989)                                   +9.10%

Utility Fund (Class C)
1 Year                                                              +4.82%
Since inception (August 2, 1993)                                    +5.96%

Equity Fund (Class A)
1 Year                                                              +7.35%
Since inception (August 2, 1993)                                   +10.57%

Equity Fund (Class C)
1 Year                                                             +11.01%
Since inception (June 7, 1993)                                     +10.59%

         Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable sales load which, if included, would reduce total return. The total returns of the Funds as calculated in this manner for each of the last ten fiscal years (or since inception) are as follows:


                           Government    Utility     Utility       Equity       Equity
                           Mortgage      Fund        Fund          Fund         Fund
                           Fund          Class A     Class C       Class A      Class C
                           ---------     -------     -------       -------      -------
Period Ended
March 31, 1988               + 2.95%
March 31, 1989               + 4.97%
March 31, 1990               + 8.60%     + 5.37%(1)
March 31, 1991               +11.37%     + 9.23%
March 31, 1992               + 9.46%     +11.84%
March 31, 1993               +11.71%     +20.64%
March 31, 1994               + 0.30%     - 2.11%      - 5.21%(2)    - 2.63%(2)   - 2.91%(3)
March 31, 1995               + 0.06%     + 3.68%      + 3.00%       + 8.07%      + 7.32%
March 31, 1996               + 8.39%     +21.65%      +20.78%       +27.90%      +26.90%
March 31, 1997               + 3.76%     + 5.61%      + 4.82%       +11.82%      +11.01%

         (1) From date of initial public offering on August 15, 1989
         (2) From date of initial public offering on August 2, 1993
         (3) From date of initial public offering on June 7, 1993

A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable sales load or over periods other than those specified for average annual total return. The average annual compounded rates of return for the Funds (excluding sales loads) for the periods ended March 31, 1997 are as follows:

Government Mortgage Fund
1 Year                                                              +3.76%
3 Years                                                             +4.02%
5 Years                                                             +4.75%
10 Years                                                            +6.08%
Since inception (June 4, 1984)                                      +8.19%

Utility Fund (Class A)
1 Year                                                             + 5.61%
3 Years                                                            +10.03%
5 Years                                                            + 9.48%
Since inception (August 15, 1989)                                  + 9.69%

Utility Fund (Class C)
1 Year                                                             + 4.82%
3 Years                                                            + 9.25%
Since inception (August 2, 1993)                                   + 5.96%

Equity Fund (Class A)
1 Year                                                             +11.82%
3 Years                                                            +15.62%
Since inception (August 2, 1993)                                   +11.81%

Equity Fund (Class C)
1 Year                                                             +11.01%
3 Years                                                            +14.77%
Since inception (June 7, 1993)                                     +10.59%

A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

         From time to time, each of the Funds may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
                           Yield = 2[(a-b/cd +1)6 -1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the maximum offering price per share on the last day of the period

         Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The yield of the Government Mortgage Fund for the thirty days ended March 31, 1997 was 5.72%. The yields of Class A and Class C shares of the Utility Fund for the thirty days ended March 31, 1997 were 3.47% and 2.87%, respectively. The yields of Class A and Class C shares of the Equity Fund for the thirty days ended March 31, 1997 were 0.89% and 0.15%, respectively.

         The performance quotations described above are based on historical earnings and are not intended to indicate future performance. Average annual total return and yield are computed separately for Class A and Class C shares of the Utility Fund and the Equity Fund. The yield of Class A shares is expected to be higher than the yield of Class C shares due to the higher distribution fees imposed on Class C shares.

         To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Funds may use the following publications or indices to discuss or compare Fund performance:

         Lipper Mutual Fund Performance Analysis and Lipper Fixed Income Fund Performance Analysis measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Government Mortgage Fund may provide comparative performance information appearing in the U.S. Mortgage Funds category, the Utility Fund may provide comparative performance information appearing in the Utility Funds category and the Equity Fund may provide comparative performance information appearing in the Growth & Income Funds category. In addition, the Funds may also use comparative performance information of relevant indices, including the following:

         Lehman Brothers Mortgage-Backed Securities Index, which measures the performance of 15 and 30-year fixed rate securities backed by mortgage pools of the GNMA, the FHLMC and the FNMA. Graduated payment mortgages and balloons are included in the index; buydowns, manufactured homes and graduated equity mortgages are not.

         S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement.

         Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange.

         S&P Utility Index is an unmanaged index consisting of three utility groups totaling 40 companies -- 21 electric power companies, 11 natural gas distributors and pipelines and 8 telephone companies.

         In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------

         As of July 3, 1997, Amivest Corporation, P.O. Box 370, Cooper Station, New York, New York owned of record 32.14% of the outstanding shares of the Government Mortgage Fund. Amivest Corporation may be deemed to control the Government Mortgage Fund by virtue of the fact that it owns of record more than 25% of its outstanding shares. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of a Fund generally would be able to cast the deciding vote.

         As of July 3, 1997, Merrill Lynch, Pierce, Fenner & Smith Incorporated, For the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Jacksonville, Florida owned of record 5.21% and 15.42% of the outstanding Class A and Class C shares, respectively, of the Utility Fund; Orflex Employees 401K Plan, 470 W. Northland Boulevard, Cincinnati, Ohio owned of record 7.04% of the outstanding Class A shares of the Equity Fund; Martin S. Goldfarb, M.D., 919 N. Crescent, Beverly Hills, California owned of record 16.76% of the outstanding Class A shares of the Equity Fund; Clifford G. Neil Trust UA 3/15/96, Clifford G. Neil, D.D.S. PC Profit Sharing Plan, 307 S. University, Carbondale, Illinois owned of record 12.97% of the outstanding Class C shares of the Equity Fund; and The Provident Bank Trustee, FBO KMK H. Weiss, P.O. Box 691198, Cincinnati, Ohio owned of record 8.69% of the outstanding Class C shares of the Equity Fund.

         As of July 3, 1997, the Trustees and officers of the Trust as a group owned of record or beneficially 1.06% of the outstanding shares of the Trust, including 1.23% of the outstanding Class A shares of the Utility Fund, 2.90% of the outstanding Class A shares of the Equity Fund, 4.24% of the outstanding Class C shares of the Equity Fund and less than 1% of the outstanding shares of each other Fund (or Class thereof).

CUSTODIAN
---------
         The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio, has been retained to act as Custodian for each Fund's investments. The Fifth Third Bank acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties. As compensation, The Fifth Third Bank receives from each Fund a base fee at the annual rate of
 .005% of average net assets (subject to a minimum annual fee of $1,500 per Fund and a maximum fee of $5,000 per Fund) plus transaction charges for each security transaction of the Funds.

AUDITORS
--------
         The firm of Arthur Andersen LLP has been selected as independent auditors for the Trust for the fiscal year ending

March 31, 1998. Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio, performs an annual audit of the Trust's financial statements and advises the Trust as to certain accounting matters.

TRANSFER AGENT
--------------
         The Trust's transfer agent, Countrywide Fund Services, Inc. ("CFS"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. CFS is an affiliate of the Adviser by reason of common ownership. CFS receives for its services as transfer agent a fee payable monthly at an annual rate of $21 per account from the Government Mortgage Fund and $17 per account from each of the Utility Fund and the Equity Fund; provided, however, that the minimum fee is $1,000 per month for each class of shares of a Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

         CFS also provides accounting and pricing services to the Funds. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable CFS to perform its duties, the Government Mortgage Fund pays CFS a fee in accordance with the following schedule:

                 Asset Size of Fund                    Monthly Fee
          $          0 - $ 50,000,000                  $3,250
            50,000,000 -  100,000,000                   3,750
           100,000,000 -  250,000,000                   4,250
                  Over    250,000,000                   4,750

The Utility Fund and the Equity Fund each pay CFS a fee in accordance with the following schedule:

                   Asset Size of Fund                    Monthly Fee
        $              0 - $ 50,000,000                   $3,500
              50,000,000 -  100,000,000                    4,000
             100,000,000 -  150,000,000                    4,500
             150,000,000 -  200,000,000                    5,000
             200,000,000 -  250,000,000                    5,500
                    Over    250,000,000                    6,500

In addition, each Fund pays all costs of external pricing services.

         CFS is  retained  by the  Adviser  to assist the  Adviser in  providing administrative services to the Funds. In this capacity, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. CFS supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, CFS receives a fee from the Adviser equal to .1% of the average value of each Fund's daily net assets. The Adviser is solely responsible for the payment of these administrative fees to CFS, and CFS has agreed to seek payment of such fees solely from the Adviser.

ANNUAL REPORT
--------------
         The Funds' financial statements as of March 31, 1997 appear in the Trust's annual report which is attached to this Statement of Additional Information.

Photo of Robert H. Leshner

LETTER FROM THE PRESIDENT
===============================================================================

Dear Fellow Shareholders:

We are pleased to present the audited annual report for the Countrywide Strategic Trust for the fiscal year ended March 31, 1997.

As you may already have noticed, our name and look have changed. We are answering the phone as Countrywide Investments, and your statement bears the Countrywide brand. Our Funds are now listed under the Countrywide name in local and national newspapers, magazines and other publications.

Countrywide has a long-term commitment to be a leading provider of financial services. It views the acquisition of Midwest Group as an opportunity to offer a broader variety of financial products and services to complement its residential lending and servicing operations. If we can be of assistance to you with your home loan needs, please don't hesitate to call us at 800-586-9150, our hotline number especially for Countrywide Investments shareholders.

As a result of these exciting changes, we now have access to Countrywide's broad managerial, financial and technological resources. These tools will help us to ensure that we continue to develop and deliver quality investment products and services to help meet your financial goals.

What has not changed is the Funds' management team and the investment strategies employed by the Funds. We remain committed to providing you with the same level of quality service to which you are accustomed.

The economic expansion continues and inflation is nowhere to be found. Millions of jobs have been added and the resulting unemployment rate is at its lowest level since 1974. Spurred on by high employment and wages, consumer confidence is near an all-time high.

We believe the economy will continue to enjoy moderate growth with few inflationary threats. Though volatility in the equity markets is likely to continue, relatively tame inflation and the sustainable level of economic growth should provide a good foundation for stock prices. We expect large cap stocks to continue to outperform their smaller cap peers, as investors will be more inclined to own larger, well-known stocks.

The Countrywide Equity Fund and the Countrywide Utility Fund offer relatively conservative ways to participate in the equity markets. The Equity Fund is currently invested primarily in stocks comprising the S&P 500 Index. The Utility Fund invests across the four utility sectors -- electric, gas, water and telecommunications, providing investors with a degree of diversification within this particular industry.

The Countrywide U.S. Government Securities Fund is a high-quality choice for investors seeking current income, consistent with the protection of capital.

Countrywide Investments remains committed to providing conservative, high-quality opportunities to help investors meet their financial goals. Our success can be attributed to the support of shareholders like you. We thank you for your continued confidence and look forward to serving your investment needs in the years to come.

Sincerely,


/s/ Robert H. Leshner


Robert H. Leshner
President

U.S. GOVERNMENT SECURITIES FUND
MANAGEMENT DISCUSSION AND ANALYSIS
===============================================================================
The U.S. Government Securities Fund seeks high current income, consistent with the protection of capital, by investing primarily in mortgage-backed securities which are issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. For the fiscal year ended March 31, 1997, the Fund's total return (excluding the impact of the maximum 2% front-end sales load) was 3.76%, as compared to 5.95% for the Lehman Brothers Mortgage-Backed Securities Index.

The economy gained momentum in fiscal 1997 with gross domestic product (GDP) averaging over 4.0% growth, up dramatically from the 1.7% average in fiscal 1996. This momentum was confirmed early in the year by a series of payroll reports showing phenomenal job growth and a declining unemployment rate. The fear of wage inflation helped push the yield on the 30-year Treasury bond to 7.20%. Generally speaking, bonds traded in a historically tight range during most of fiscal 1997. When reviewing the fiscal year in its entirety, the most striking factor in the taxable, fixed-income markets was the decline in interest rate volatility, which favored mortgage-backed securities and other callable securities.

Exposure to Treasury and non-callable U.S. Government agency securities (which tend to lag mortgage-backed securities in a rising interest rate environment) contributed to the Fund's underperformance during the early portion of the fiscal year. A fundamental repositioning of the Fund took place in October 1996 in an effort to take advantage of declining volatility in the fixed-income markets. Treasury and agency securities were sold from the investment portfolio with the proceeds invested in pass-through mortgage-backed securities. Subsequent to this repositioning, the Fund performed well over the remainder of the fiscal year, benefitting from the combination of declining interest rate volatility and a 75% to 80% weighting in mortgage-backed securities.

The Fund is positioned rather defensively as we move into fiscal 1998. The duration of the Fund is in line with the peer group average and its exposure to the mortgage-backed sector remains close to 80%. With mortgage-backed securities having performed exceptionally well versus Treasury issues, positive relative performance going forward could be difficult. With that in mind, we will turn our focus to other mortgage-backed issues and U.S. Government agency securities which have better upside potential. Once it appears the economy is slowing, we will look to extend the duration of the Fund.

A REPRESENTATION OF THE GRAPHIC MATERIAL CONTAINED IN THE COUNTRYWIDE STRATEGIC
TRUST MARCH 31, 1997 ANNUAL REPORT IS SET FORTH BELOW:

Comparison of the Change in Value of a $10,000 Investment in the U.S. Government
Securities Fund* and the Lehman Brothers Mortgage-Backed Securities Index

LEHMAN BROTHERS MORTGAGE-BACKED               U.S. GOVERNMENT SECURITIES FUND:
SECURITIES INDEX:

                 QTRLY                                    QTRLY
 DATE           RETURN     BALANCE            DATE        RETURN     BALANCE


 03/31/87                 10,000              03/31/87                 9,800
 06/30/87     -1.37%       9,863              06/30/87    -2.63%       9,542
 09/30/87     -2.08%       9,658              09/30/87    -4.12%       9,149
 12/31/87      5.65%      10,204              12/31/87     6.63%       9,756
 03/31/88      4.28%      10,640              03/31/88     3.42%      10,090
 06/30/88      1.67%      10,818              06/30/88     1.44%      10,234
 09/30/88      2.37%      11,074              09/30/88     2.16%      10,455
 12/31/88      0.18%      11,094              12/31/88     0.63%      10,521
 03/31/89      1.24%      11,232              03/31/89     0.66%      10,590
 06/30/89      7.76%      12,103              06/30/89     5.05%      11,125
 09/30/89      1.65%      12,303              09/30/89     0.85%      11,219
 12/31/89      4.00%      12,795              12/31/89     3.47%      11,608
 03/31/90      0.13%      12,812              03/31/90    -0.92%      11,501
 06/30/90      3.79%      13,297              06/30/90     2.97%      11,842
 09/30/90      1.48%      13,494              09/30/90     0.94%      11,954
 12/31/90      4.98%      14,166              12/31/90     4.92%      12,543
 03/31/91      3.07%      14,601              03/31/91     2.12%      12,808
 06/30/91      1.90%      14,879              06/30/91     1.78%      13,037
 09/30/91      5.48%      15,694              09/30/91     4.57%      13,632
 12/31/91      4.45%      16,392              12/31/91     3.95%      14,171
 03/31/92     -0.86%      16,251              03/31/92    -1.06%      14,020
 06/30/92      4.02%      16,905              06/30/92     3.97%      14,576
 09/30/92      2.98%      17,408              09/30/92     3.09%      15,026
 12/31/92      0.72%      17,534              12/31/92     0.13%      15,045
 03/31/93      2.96%      18,053              03/31/93     4.10%      15,662
 06/30/93      1.86%      18,389              06/30/93     2.61%      16,071
 09/30/93      0.96%      18,565              09/30/93     1.38%      16,292
 12/31/93      0.90%      18,732              12/31/93     0.23%      16,330
 03/31/94     -2.32%      18,298              03/31/94    -3.80%      15,709
 06/30/94     -0.56%      18,195              06/30/94    -3.94%      15,090
 09/30/94      0.87%      18,353              09/30/94    -0.13%      15,071
 12/31/94      0.43%      18,432              12/31/94    -0.15%      15,047
 03/31/95      5.24%      19,398              03/31/95     4.46%      15,719
 06/30/95      5.22%      20,411              06/30/95     5.10%      16,521
 09/30/95      2.10%      20,839              09/30/95     1.39%      16,750
 12/31/95      3.32%      21,531              12/31/95     3.83%      17,392
 03/31/96     -0.44%      21,436              03/31/96    -2.04%      17,037
 06/30/96      0.80%      21,608              06/30/96    -0.28%      16,989
 09/30/96      2.05%      22,051              09/30/96     1.57%      17,256
 12/31/96      2.88%      22,686              12/31/96     2.60%      17,705
 03/31/97      0.13%      22,715              03/31/97    -0.15%      17,679

Past performance is not predictive of future performance.


U.S. Government Securities Fund
Average Annual Total Returns

1 Year         5 Years        10 Years
1.69%          4.32%          5.86%

*The initial public offering of shares commenced on June 4, 1984.



TREASURY TOTAL RETURN FUND
MANAGEMENT DISCUSSION AND ANALYSIS
===============================================================================
The Treasury Total Return Fund seeks the highest level of total return over the long term, consistent with the protection of capital, by investing primarily in direct obligations of the United States Treasury. High current income is a secondary objective. For the fiscal year ended March 31, 1997, the Fund's total return (excluding the impact of the maximum 4% front-end sales load) was 1.73%, as compared to 4.20% for the Merrill Lynch Treasuries (All Maturities) Index.

Fiscal year 1997 began on a dour note with the yield on the 30-year Treasury bond completing its climb from 5.90% to 7.20%. The spike in interest rates was due to accelerating economic growth and the fear of wage pressures. Inflation, usually a by-product of strong economic growth, remained quiet. This odd combination of a robust economy and nominal inflation allowed bonds to trade in a well-defined range (6.80% to 7.20% on the 30-year Treasury bond) for much of the fiscal year. The fixed income markets did stage an impressive rally in the latter part of the year, only to be followed by an equally impressive sell-off, returning interest rates to the trading range established earlier in the year. Economic growth and inflation were uncharacteristically consistent throughout the fiscal year, resulting in declining interest rate volatility and fewer trading opportunities.

With the heightened uncertainty (and rising interest rates) at the beginning of the fiscal year, management pursued an investment strategy whereby approximately half of Fund assets were invested in the 5-year Treasury note, with the other half invested in a combination of cash and Treasury bills. This strategy was effective, producing superior results relative to the Fund's peer group throughout most of the fiscal year. In February 1997, strategic modelling dictated a repositioning of the investment portfolio with a concentration in 30-year Treasury bonds. The ensuing spike in interest rates generated sub-par performance for the month and ultimately hindered performance for the year ended March 31, 1997.

The Fund entered fiscal 1998 conservatively positioned in Treasury bills and cash. On May 19, 1997, the Board of Trustees approved a mandatory redemption of all shares of the Fund to occur on or about July 15, 1997. In light of this mandatory redemption, management will maintain the short-term position of the Fund's investment portfolio.


Comparison of the Change in Value of a $10,000 Investment in the Treasury
Total Return Fund* and the Merrill Lynch Treasuries (All Maturities) Index

MERRILL LYNCH TREASURIES                  TREASURY TOTAL RETURN FUND:
(ALL MATURITIES) INDEX:

             QTRLY                                      QTRLY
 DATE        RETURN    BALANCE             DATE         RETURN      BALANCE


 01/26/88              10,000              01/26/88                 9,600
 03/31/88     1.29%    10,129              03/31/88     -3.14%      9,299
 06/30/88     0.89%    10,219              06/30/88     -1.80%      9,131
 09/30/88     1.72%    10,394              09/30/88      1.38%      9,257
 12/31/88     0.94%    10,492              12/31/88     -0.52%      9,209
 03/31/89     1.06%    10,602              03/31/89      4.17%      9,593
 06/30/89     8.21%    11,473              06/30/89      5.92%     10,161
 09/30/89     0.79%    11,563              09/30/89     -0.69%     10,090
 12/31/89     3.71%    11,992              12/31/89      4.46%     10,540
 03/31/90    -1.24%    11,843              03/31/90     -4.70%     10,045
 06/30/90     3.43%    12,250              06/30/90      3.90%     10,437
 09/30/90     0.78%    12,345              09/30/90     -3.61%     10,059
 12/31/90     5.55%    13,030              12/31/90      8.50%     10,914
 03/31/91     2.03%    13,294              03/31/91      1.19%     11,044
 06/30/91     1.39%    13,479              06/30/91     -0.73%     10,964
 09/30/91     5.69%    14,245              09/30/91      8.21%     11,864
 12/31/91     5.37%    15,010              12/31/91      6.35%     12,618
 03/31/92    -1.77%    14,745              03/31/92     -4.61%     12,037
 06/30/92     3.92%    15,323              06/30/92      3.06%     12,405
 09/30/92     5.04%    16,095              09/30/92      5.20%     13,050
 12/31/92    -0.01%    16,092              12/31/92      1.21%     13,207
 03/31/93     4.55%    16,824              03/31/93      5.91%     13,988
 06/30/93     2.88%    17,309              06/30/93      2.66%     14,360
 09/30/93     3.29%    17,879              09/30/93      3.55%     14,870
 12/31/93    -0.42%    17,803              12/31/93     -2.13%     14,554
 03/31/94    -2.97%    17,274              03/31/94     -4.41%     13,913
 06/30/94    -1.14%    17,077              06/30/94     -3.24%     13,463
 09/30/94     0.40%    17,146              09/30/94     -0.95%     13,335
 12/31/94     0.36%    17,207              12/31/94      1.41%     13,523
 03/31/95     4.66%    18,009              03/31/95      1.08%     13,670
 06/30/95     6.26%    19,136              06/30/95      1.36%     13,856
 09/30/95     1.76%    19,473              09/30/95      1.18%     14,020
 12/31/95     4.67%    20,381              12/31/95      1.26%     14,196
 03/31/96    -2.32%    19,908              03/31/96     -0.87%     14,073
 06/30/96     0.41%    19,990              06/30/96      0.32%     14,119
 09/30/96     1.65%    20,319              09/30/96      1.29%     14,301
 12/31/96     2.92%    20,913              12/31/96      1.76%     14,552
 03/31/97    -0.80%    20,745              03/31/97     -1.62%     14,316


Past performance is not predictive of future performance.

Treasury Total Return Fund
Average Annual Total Returns


1 Year       5 Years     Since Inception
(2.34%)      2.69%       3.98%

*The initial public offering of shares commenced on January 26, 1988.



UTILITY FUND
MANAGEMENT DISCUSSION AND ANALYSIS
===============================================================================
The Utility Fund seeks a high level of current income by investing primarily in securities of public utilities. Capital appreciation is a secondary objective. The Fund's total returns for the fiscal year ended March 31, 1997 (excluding the impact of the maximum 4% front-end sales load on Class A shares) were 5.61% and 4.82% for Class A shares and Class C shares, respectively.

Throughout most of fiscal 1997, the stock market continued its upward march, while the bond market experienced lower bond prices and higher interest rates. The Dow Jones Industrial Average (the Dow) gained in excess of 28% for the calendar year, but one-third of its gain was attributed to just three stocks:
IBM, General Electric and United Technologies. The Dow and the S&P 500 Index peaked in the first quarter of 1997, before retreating more than 5% from these highs by March 31, 1997. Utility stocks were one of the worst performing sectors of the Dow Jones Industry Groups for the year due to movement in interest rates and the acceleration of deregulation. For the twelve months ended March 31, 1997, the S&P Utility Index returned 4.59%.

During the fiscal year 1997, there was a divergence among the four utility sectors (electric, telecommunications, gas and water), with gas and water utilities significantly outperforming the other two sectors. The Fund remained diversified across all of these sectors with the heaviest concentration in the electric area. While stock funds received record inflows of money, utility funds had net outflows as investors chased after the higher returns in the growth stock arena. Top performing stocks for the Fund included MCN Corp., Nicor, Inc. and CINergy Corp. During the fiscal year, Bell Atlantic Corp., Enron Corp. and CINergy Corp. were purchased into the Fund while Florida Progress Corp. and Montana Power Co. were sold.

Looking forward, management expects volatility to continue in the utility sector as long as the possibility for higher interest rates remains. Longer term, we believe utilities are an attractive investment as the valuations and yields are extremely compelling. As deregulation issues are resolved, quality utility companies that are poised for competition and growth should thrive. The Fund will continue to seek companies that are positioned favorably for the future and have a strong potential for dividend increases, improving fundamentals, financial stability and reasonable growth.


Comparison of the Change in Value of a $10,000 Investment in the Utility Fund* and the Standard & Poor's Utility Index

STANDARD & POOR'S UTILITY INDEX:               UTILITY FUND (CLASS A):


             QTRLY                                        QTRLY
DATE         RETURN      BALANCE              DATE        RETURN    BALANCE


08/16/89                 10,000            08/16/89                   9,600
09/30/89      2.43%      10,243            09/30/89       0.73%       9,671
12/31/89     11.42%      11,412            12/31/89       6.72%      10,320
03/31/90     -7.45%      10,562            03/31/90      -1.99%      10,115
06/30/90      0.53%      10,618            06/30/90       0.28%      10,144
09/30/90     -4.50%      10,140            09/30/90      -2.86%       9,854
12/31/90      9.67%      11,120            12/31/90       7.19%      10,562
03/31/91      2.22%      11,367            03/31/91       4.61%      11,049
06/30/91     -4.20%      10,889            06/30/91       0.60%      11,115
09/30/91      7.90%      11,749            09/30/91       9.26%      12,144
12/31/91      8.49%      12,746            12/31/91       6.72%      12,960
03/31/92     -9.34%      11,556            03/31/92      -4.66%      12,356
06/30/92      7.79%      12,457            06/30/92       4.44%      12,905
09/30/92      7.88%      13,438            09/30/92       3.82%      13,398
12/31/92      2.53%      13,777            12/31/92       4.14%      13,953
03/31/93     10.79%      15,264            03/31/93       6.84%      14,906
06/30/93      1.86%      15,548            06/30/93       1.50%      15,130
09/30/93      6.70%      16,589            09/30/93       2.82%      15,556
12/31/93     -5.76%      15,634            12/31/93      -3.11%      15,073
03/31/94     -8.50%      14,305            03/31/94      -3.20%      14,591
06/30/94     -0.00%      14,304            06/30/94      -0.83%      14,469
09/30/94      0.45%      14,369            09/30/94       1.32%      14,660
12/31/94     -0.10%      14,355            12/31/94       0.74%      14,769
03/31/95      6.93%      15,349            03/31/95       2.43%      15,128
06/30/95      7.44%      16,491            06/30/95       5.03%      15,890
09/30/95     11.28%      18,350            09/30/95       6.90%      16,986
12/31/95     11.22%      20,409            12/31/95       9.96%      18,677
03/31/96     -4.78%      19,434            03/31/96      -1.46%      18,404
06/30/96      5.01%      20,408            06/30/96       4.77%      19,283
09/30/96     -3.31%      19,732            09/30/96      -3.27%      18,651
12/31/96      6.62%      21,038            12/31/96       5.92%      19,755
03/31/97     -3.38%      20,326            03/31/97      -1.61%      19,437

Past performance is not predictive of future performance.

Utility Fund
Average Annual Total Returns

          1 Year       5 Years     Since Inception
Class A   1.39%        8.59%       9.10%
Class C   4.82%        ---         5.96%

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on August 15, 1989, and the initial public offering of Class C shares commenced on August 2, 1993.



EQUITY FUND
MANAGEMENT DISCUSSION AND ANALYSIS
===============================================================================
The Equity Fund seeks long-term capital appreciation by investing primarily in common stocks of companies that offer growth potential. The Fund's total returns for the fiscal year ended March 31, 1997 (excluding the impact of the maximum 4% front-end sales load for Class A shares) were 11.82% and 11.01% for Class A shares and Class C shares, respectively.

Economic growth advanced at a greater than expected pace throughout the fiscal year. Strong employment growth and high levels of consumer confidence translated into increased spending and higher interest rates. Despite the strong economy, inflation remained tame with some of the most-watched measures of inflation flirting with their lowest levels in thirty years. Strong corporate earnings provided a backdrop for higher stock prices. Yet most market gains were fairly narrow as large capitalization stocks again outperformed in what could be described as a "flight to quality" strategy. The Federal Reserve Board raised short-term interest rates 0.25% in the first quarter of 1997, which led to a brief market selloff. For the twelve months ended March 31, 1997, the S&P 500 Index returned 19.83%.

The Fund remained well-diversified during the fiscal year. Management continued to emphasize quality, growth-oriented companies positioned to perform well in their industries over the long term. Some of the Fund's holdings in the cyclical and healthcare sectors of the equity market, however, adversely affected performance as these sectors were subject to multiple selloffs throughout the fiscal year. Holdings in financial services, technology and consumer staples (non-cyclical) contributed positively to performance. Top performing stocks for the Fund included Intel Corp., Bank of New York Co., Inc., General Electric Co. and Bristol-Myers Squibb Co.

Despite the possibility of higher near-term interest rates, our outlook for stock prices remains fairly positive. Management expects inflation to remain under control, economic growth to moderate and corporate profits to continue their upward climb, albeit at a slower pace. Companies will need to continue to cut costs to remain competitive in the global economy as productivity and efficiency become more important. Management anticipates continued investments in the financial services, technology and healthcare sectors of the equity market. The Fund will continue to seek opportunities in quality companies that are leaders in their industries, with strong product lines and managements that position their companies for future growth.

Comparison of the Change in Value of a $10,000 Investment in the Equity Fund* and the Standard & Poor's 500 Index


STANDARD & POOR'S 500 INDEX:              EQUITY FUND (CLASS C):

              QTRLY                              QTRLY
 DATE        RETURN  BALANCE         DATE        RETURN     BALANCE


 06/07/93             10,000         06/07/93               10,000
 06/30/93    0.78%    10,078         06/30/93     0.10%     10,010
 09/30/93    2.58%    10,338         09/30/93     1.20%     10,130
 12/31/93    2.32%    10,578         12/31/93    -1.34%      9,994
 03/31/94   -3.79%    10,177         03/31/94    -2.85%      9,709
 06/30/94    0.42%    10,220         06/30/94    -4.04%      9,317
 09/30/94    4.88%    10,718         09/30/94     5.05%      9,787
 12/31/94   -0.02%    10,716         12/31/94    -0.37%      9,751
 03/31/95    9.74%    11,760         03/31/95     6.86%     10,419
 06/30/95    9.55%    12,883         06/30/95     6.48%     11,095
 09/30/95    7.95%    13,907         09/30/95     7.19%     11,893
 12/31/95    6.02%    14,744         12/31/95     7.43%     12,776
 03/31/96    5.37%    15,535         03/31/96     3.49%     13,222
 06/30/96    4.49%    16,232         06/30/96     4.35%     13,797
 09/30/96    3.09%    16,734         09/30/96     2.23%     14,105
 12/31/96    8.34%    18,129         12/31/96     2.74%     14,491
 03/31/97    2.68%    18,615         03/31/97     1.29%     14,678

Past performance is not predictive of future performance.


Equity Fund
Average Annual Total Returns

                1 Year     Since Inception
Class A          7.35%      10.57%
Class C         11.01%      10.59%

*The chart above represents performance of Class C shares only, which will vary from the performance of Class A shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class C shares commenced on June 7, 1993, and the initial public offering of Class A shares commenced on August 2, 1993.




STATEMENTS OF ASSETS AND LIABILITIES
March 31, 1997
===============================================================================
                                                    U.S.            TREASURY
                                                 GOVERNMENT           TOTAL
                                                 SECURITIES          RETURN
                                                    FUND              FUND

- -------------------------------------------------------------------------------
ASSETS


Investments in securities:
   At acquisition cost......................    $  19,990,769     $   9,279,769
                                              ===============   ===============

   At amortized cost........................    $  20,000,988     $   9,314,121
                                              ===============   ===============

   At value (Note 2)........................    $  19,781,936     $   9,311,743
Investments in repurchase agreements (Note 2)       1,960,000           799,000
Cash .......................................            2,994               433
Receivable for capital shares sold..........            1,081             2,280
Receivable from Adviser (Note 4)............               --             1,463
Interest receivable.........................          153,410               113
Other assets................................            2,389             1,961
                                              ---------------   ---------------

   TOTAL ASSETS.............................       21,901,810        10,116,993
                                               ---------------   --------------

LIABILITIES
Payable for capital shares redeemed.........           17,646            41,168
Dividends payable...........................           14,409             5,286
Payable to affiliates (Note 4)..............           16,690             4,600
Other accrued expenses and liabilities......            9,850             6,567
                                              ---------------   ---------------

   TOTAL LIABILITIES........................           58,595            57,621
                                              ---------------   ---------------

NET ASSETS .................................    $  21,843,215     $  10,059,372
                                              ===============   ===============

Net assets consist of:
Paid-in capital.............................    $  26,526,256     $  12,694,500
Accumulated net realized losses from
 security transactions......................       (4,463,989)       (2,632,750)
Net unrealized depreciation on
 investments................................         (219,052)           (2,378)
                                              ---------------   ---------------

Net assets..................................    $  21,843,215     $  10,059,372
                                              ===============   ===============

Shares of beneficial interest outstanding
 (unlimited number
 of shares authorized, no par value)(Note 5)        2,366,923         1,254,345
                                              ===============   ===============

Net asset value and redemption price
 per share (Note 2).........................    $        9.23     $        8.02
                                              ===============   ===============

Maximum offering price per share (Note 2)...    $        9.42     $        8.35
                                              ===============   ===============

See accompanying notes to financial statements.




STATEMENTS OF ASSETS AND LIABILITIES
March 31, 1997
===============================================================================
                                                   UTILITY           EQUITY
                                                     FUND              FUND

- -------------------------------------------------------------------------------
ASSETS
Investments in securities:


   At acquisition cost......................    $  29,830,379     $  10,669,330
                                              ===============   ===============

   At amortized cost .......................    $  29,819,096     $  10,669,330
                                              ===============   ===============


   At value (Note 2)........................    $  36,453,797     $  13,356,071
Investments in repurchase agreements (Note 2)       2,721,000         4,437,000
Cash .......................................              574                --
Receivable for capital shares sold .........           13,026             5,604
Receivable for securities sold..............               --           355,038
Dividends and interest receivable...........          154,884            11,117
Other assets................................            5,079             2,113
                                              ---------------   ---------------

   TOTAL ASSETS.............................       39,348,360        18,166,943
                                              ---------------   ---------------



LIABILITIES
Bank overdraft..............................               --           354,042
Payable for capital shares redeemed.........           82,008            39,013
Dividends payable...........................           35,727               733
Payable to affiliates (Note 4)..............           27,939            13,113
Other accrued expenses and liabilities......           16,259             7,251
                                              ---------------   ---------------

   TOTAL LIABILITIES........................          161,933           414,152
                                              ---------------   ---------------


NET ASSETS .................................    $  39,186,427     $  17,752,791
                                              ===============   ===============


Net assets consist of:
Paid-in capital.............................    $  32,299,943     $  14,901,612
Accumulated net realized gains from
 security transactions......................          251,541           164,431
Undistributed net investment income.........              242                 7
Net unrealized appreciation on investments..        6,634,701         2,686,741
                                              ---------------   ---------------

Net assets..................................    $  39,186,427     $  17,752,791
                                              ===============   ===============

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares...    $  36,087,240     $  14,982,638
                                              ===============   ===============

Shares of beneficial interest outstanding
 (unlimited number f shares authorized,
 no par value) (Note 5).....................        2,900,247         1,088,598
                                              ===============   ===============

Net asset value and redemption price
 per share (Note 2).........................    $       12.44     $       13.76
                                              ===============   ===============

Maximum offering price per share (Note 2)...    $       12.96     $       14.33
                                              ===============   ===============


PRICING OF CLASS C SHARES
Net assets attributable to Class C shares ..    $   3,099,187     $   2,770,153
                                              ===============   ===============

Shares of beneficial interest outstanding
 (unlimited number of shares authorized,
 no par value) (Note 5).....................          249,358           201,191
                                              ===============   ===============

Net asset value, offering price and
 redemption price per share (Note 2)........    $       12.43     $       13.77
                                              ===============   ===============

See accompanying notes to financial statements.




STATEMENTS OF OPERATIONS
For the Year Ended March 31, 1997
===============================================================================
                                                    U.S.            TREASURY
                                                 GOVERNMENT           TOTAL
                                                 SECURITIES          RETURN
                                                    FUND              FUND

- -------------------------------------------------------------------------------
INVESTMENT INCOME


   Interest.................................    $   1,581,093     $     673,624
                                              ---------------   ---------------

EXPENSES
   Investment advisory fees (Note 4)........          168,101            92,874
   Accounting services fees (Note 4)........           39,000            33,000
   Transfer agent fees (Note 4).............           20,620            29,782
   Postage and supplies.....................           13,323            18,569
   Professional fees........................           11,623             8,623
   Registration fees........................            9,363             9,435
   Custodian fees...........................            7,379             4,674
   Trustees' fees and expenses..............            5,948             5,948
   Insurance expense........................            3,536             2,678
   Distribution expenses (Note 4)...........            1,934             1,098
   Reports to shareholders..................            1,304             1,648
   Other expenses...........................            4,326             2,461
                                              ---------------   ---------------

     TOTAL EXPENSES.........................          286,457           210,790
   Fees waived by the Adviser (Note 4)........        (17,500)          (56,000)
                                              ---------------   ---------------

     NET EXPENSES...........................          268,957           154,790
                                              ---------------   ---------------


NET INVESTMENT INCOME.......................        1,312,136           518,834
                                              ---------------   ---------------

REALIZED AND UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS
 Net realized losses from security
 transactions................................        (386,798)         (561,549)
Net change in unrealized
 appreciation/depreciation on investments....        (119,168)          286,795
                                              ---------------   ---------------

NET REALIZED AND UNREALIZED LOSSES
 ON INVESTMENTS .......................              (505,966)         (274,754)
                                              ---------------   ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS..    $     806,170     $     244,080
                                              ===============   ===============

See accompanying notes to financial statements.




STATEMENTS OF OPERATIONS
For the Year Ended March 31, 1997
===============================================================================
                                                    UTILITY           EQUITY
                                                      FUND              FUND

- -------------------------------------------------------------------------------
INVESTMENT INCOME


   Dividends................................    $   1,765,979     $     165,852
   Interest ................................          320,037           157,477
                                              ---------------   ---------------

     TOTAL INVESTMENT INCOME................        2,086,016           323,329
                                              ---------------   ---------------

EXPENSES
   Investment advisory fees (Note 4).........         319,201           112,182
   Accounting services fees (Note 4).........          42,000            42,000
   Transfer agent fees, Class A (Note 4).....          37,542            12,000
   Transfer agent fees, Class C (Note 4).....          12,000            12,000
   Distribution expenses, Class A (Note 4)...          48,663               791
Distribution expenses, Class C (Note 4)......          15,492             6,027
   Postage and supplies.....................           23,180             9,341
   Registration fees, Common ...............            3,712             2,461
   Registration fees, Class A...............            7,294             6,348
   Registration fees, Class C...............            6,104             5,428
   Professional fees........................           18,123             9,123
   Custodian fees ..........................            6,595             5,799
   Trustees' fees and expenses..............            5,948             5,948
   Insurance expense .......................            5,273             1,953
   Reports to shareholders..................            3,086               959
   Other expenses...........................            3,252             1,761
                                              ---------------   ---------------

     TOTAL EXPENSES.........................          557,465           234,121
   Fees waived by the Adviser (Note 4)......               --           (21,000)
   Class A expenses reimbursed by the
    Adviser (Note 4)........................               --            (5,834)
                                              ---------------   ---------------

     NET EXPENSES...........................          557,465           207,287
                                              ---------------   ---------------

NET INVESTMENT INCOME.......................        1,528,551           116,042
                                              ---------------   ---------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security
    transactions............................          349,605           482,875
   Net change in unrealized
   appreciation/depreciation on investments.          517,054           952,569
                                              ---------------   ---------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS      866,659         1,435,444
                                              ---------------   ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS..    $   2,395,210     $   1,551,486
                                              ===============   ===============

See accompanying notes to financial statements.




STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended March 31, 1997 and 1996
=============================================================================================================
                                                         U.S. GOVERNMENT                TREASURY TOTAL
                                                         SECURITIES FUND                  RETURN FUND

                                                       1997           1996            1997           1996

- -------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:


   Net investment income.......................   $  1,312,136    $  1,542,510    $   518,834    $   998,195
   Net realized gains (losses) from security
   transactions..............................         (386,798)      1,132,774       (561,549)        19,746
   Net change in unrealized appreciation/
     depreciation on investments...............       (119,168)       (506,128)       286,795       (305,916)
                                                  ------------   -------------    -----------    -----------

Net increase in net assets from operations.....        806,170       2,169,156        244,080        712,025
                                                  ------------   -------------    -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income..................     (1,312,136)     (1,542,510)      (518,834)      (998,195)
                                                  ------------   -------------    -----------    -----------

Decrease in net assets from distributions
 to shareholders...........................         (1,312,136)     (1,542,510)      (518,834)      (998,195)
                                                  ------------   -------------    -----------    -----------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 5):
   Proceeds from shares sold...................      2,971,422       3,262,088        131,548        541,010
   Net asset value of shares issued in
    reinvestment of distributions to shareholders    1,068,202       1,232,943        433,120        863,694
   Payments for shares redeemed.................    (6,606,868)     (6,379,727)    (5,574,811)   (11,748,023)
                                                  ------------   -------------    -----------    -----------

Net decrease in net assets from capital
   share transactions..........................     (2,567,244)     (1,884,696)    (5,010,143)   (10,343,319)
                                                  ------------   -------------    -----------   ------------

TOTAL DECREASE IN NET ASSETS ..................     (3,073,210)     (1,258,050)   (5,284,897)    (10,629,489)

NET ASSETS:
   Beginning of year...........................     24,916,425      26,174,475     15,344,269     25,973,758
                                                  ------------   -------------  -------------  -------------
   End of year.................................   $ 21,843,215    $ 24,916,425    $10,059,372    $15,344,269
                                                  ============   =============  =============  =============


See accompanying notes to financial statements.




STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended March 31, 1997 and 1996
==============================================================================================================
                                                             UTILITY                        EQUITY
                                                               FUND                          FUND

                                                       1997           1996            1997           1996

- --------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:


   Net investment income.......................   $  1,528,551    $  1,706,915    $   116,042    $    68,491
   Net realized gains from security transactions       349,605         338,447        482,875        292,780
   Net change in unrealized appreciation/
     depreciation on investments...............        517,054       6,353,364        952,569      1,472,570
                                                  ------------    ------------    -----------    -----------

Net increase in net assets from operations.....      2,395,210       8,398,726      1,551,486      1,833,841
                                                  ------------    ------------    -----------    -----------


DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income, Class A.........     (1,429,043)    (1,586,046)       (112,251)       (59,987)
   From net investment income, Class C.........        (99,266)      (120,869)         (3,811)        (8,477)
   From net realized gains on security
    transactions, Class A......................        (62,089)       --              (43,452)      --
   From net realized gains on security
    transactions, Class C......................         (5,448)       --               (9,121)      --
                                                  ------------   ------------      ----------     ---------
Decrease in net assets from distributions
 to shareholders...........................         (1,595,846)    (1,706,915)       (168,635)      (68,464)
                                                  ------------   ------------      ----------     ---------


FROM CAPITAL SHARE TRANSACTIONS (NOTE 5):
CLASS A
   Proceeds from shares sold...................      3,695,972      5,363,503       7,488,016     4,389,037
   Net asset value of shares issued in
     reinvestment of distributions to
     shareholders..............................      1,310,464      1,407,457         149,729        57,517
   Payments for shares redeemed................    (10,075,932)   (12,476,946)     (2,279,007)   (1,513,954)
                                                  ------------   ------------     -----------    ----------

Net increase (decrease) in net assets from
   Class A share transactions..................     (5,069,496)    (5,705,986)      5,358,738     2,932,600
                                                  ------------   ------------     -----------    ----------

CLASS C
   Proceeds from shares sold...................        978,844      1,386,159         665,009       485,970
   Net asset value of shares issued in
     reinvestment of distributions to
     shareholders..............................         90,743        111,439          12,637         8,355
   Payments for shares redeemed................     (1,723,275)    (1,984,950)       (604,567)     (549,348)
                                                  ------------  -------------     -----------    ----------

Net increase (decrease) in net assets from
   Class C share transactions..................       (653,688)      (487,352)         73,079       (55,023)
                                                   -----------    -----------     ----------     ----------

Net increase (decrease) from capital
 share transactions............................     (5,723,184)    (6,193,338)      5,431,817     2,877,577
                                                   -----------   ------------     -----------    ----------


TOTAL INCREASE (DECREASE) IN NET ASSETS .......     (4,923,820)       498,473       6,814,668     4,642,954

NET ASSETS:
   Beginning of year...........................     44,110,247     43,611,774      10,938,123     6,295,169
                                                  ------------   ------------     -----------    ----------

   End of year.................................   $ 39,186,427   $ 44,110,247     $17,752,791    $10,938,123
                                                  ============   ============    ============    ===========

UNDISTRIBUTED NET INVESTMENT INCOME   .........   $        242    $         --    $         7    $        27
                                                  ============   ==============  ============    ===========

See accompanying notes to financial statements.




U.S. GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS
===============================================================================================================
                    Per Share Data for a Share Outstanding Throughout Each Year
===============================================================================================================
                                                                      Year Ended March 31,
===============================================================================================================

                                                      1997        1996        1995        1994         1993

- ---------------------------------------------------------------------------------------------------------------


Net asset value at beginning of year............    $   9.43    $   9.22    $   9.85    $  10.47     $ 10.18
                                                    --------    --------    --------   ---------  ----------

Income from investment operations:
   Net investment income........................        0.55        0.56        0.58        0.64        0.69
   Net realized and unrealized
     gains (losses) on investments..............       (0.20)       0.21       (0.59)      (0.59)       0.47
                                                    --------   ---------    --------   ---------  ----------

Total from investment operations................        0.35        0.77       (0.01)       0.05        1.16
                                                  ----------   ---------    --------   ---------  ----------


Less distributions:
   Dividends from net investment income.........       (0.55)      (0.56)      (0.58)      (0.64)      (0.69)
   Distributions from net realized gains........          --          --       (0.04)      (0.03)      (0.18)
                                                  ----------   ---------    --------   ---------  ----------

Total distributions.............................       (0.55)      (0.56)      (0.62)      (0.67)      (0.87)
                                                  ----------   ---------    --------   ---------  ----------

Net asset value at end of year..................    $   9.23    $   9.43    $   9.22    $   9.85     $ 10.47
                                                  ==========   =========    ========    ========  ==========

Total return(A) ................................       3.76%       8.39%       0.06%       0.30%      11.71%
                                                  ==========   =========    ========    ========   =========

Net assets at end of year (000's) ..............    $ 21,843    $ 24,916    $ 26,174    $ 40,479     $31,633
                                                  ==========   =========    ========    ========   =========

Ratio of expenses to average net assets(B) .....       1.20%       1.20%       1.20%       1.20%       1.20%

Ratio of net investment income to
 average net assets.........................           5.84%       5.82%       6.26%       6.14%       6.61%

Portfolio turnover rate.........................         76%        160%        205%        246%        188%

(A) The total returns shown do not include the effect of applicable sales loads.
(B) Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 1.28% and 1.24% for the years ended March 31, 1997 and 1996, respectively (Note 4).

See accompanying notes to financial statements.


TREASURY TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
=================================================================================================================
                                                  Per Share Data for a Share Outstanding Throughout Each Year
=================================================================================================================
                                                                      Year Ended March 31,
=================================================================================================================

                                                      1997        1996        1995        1994         1993

- -----------------------------------------------------------------------------------------------------------------


Net asset value at beginning of year............    $   8.22    $   8.36    $   8.95    $   9.70     $  9.10
                                                  ----------   ---------   ----------   --------   ---------

Income from investment operations:
   Net investment income........................        0.34        0.38        0.43        0.37        0.55
   Net realized and unrealized
     gains (losses) on investments..............       (0.20)      (0.14)      (0.59)      (0.39)       0.87
                                                  ----------   ---------   ---------   ---------   ---------

Total from investment operations................        0.14        0.24       (0.16)      (0.02)       1.42
                                                  ----------   ---------   ---------   ---------   ---------


Less distributions:
   Dividends from net investment income ........       (0.34)      (0.38)       (0.43)      (0.37)      (0.55)
   Distributions from net realized gains .......          --          --          --        (0.36)      (0.27)
                                                  ----------   ---------   ----------   ---------  ----------

Total distributions.............................       (0.34)      (0.38)       (0.43)      (0.73)      (0.82)
                                                  ----------   ---------   ----------   ---------  ----------

Net asset value at end of year..................    $   8.02    $   8.22     $   8.36    $   8.95     $  9.70
                                                  ==========   =========   ==========   =========  ==========

Total return(A) ................................       1.73%       2.95%       (1.75%)     (0.54%)     16.21%
                                                  ==========   =========   ==========   =========  ==========


Net assets at end of year (000's)...............    $ 10,059    $ 15,344    $ 25,974    $ 32,190     $43,427
                                                  ==========   =========   =========   =========  ==========

Ratio of expenses to average net assets(B) .....       1.25%       1.25%       1.25%       1.25%       1.25%

Ratio of net investment income to average net assets   4.19%       4.66%       5.06%       3.84%       5.82%

Portfolio turnover rate.........................        135%          0%         63%        526%        161%

(A) The total returns shown do not include the effect of applicable sales loads.
(B) Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 1.70%, 1.42% and 1.37% for the years ended March 31, 1997, 1996 and 1995, respectively (Note 4).

See accompanying notes to financial statements.


UTILITY FUND - CLASS A
FINANCIAL HIGHLIGHTS
================================================================================================================
                                                   Per Share Data for a Share Outstanding Throughout Each Year
================================================================================================================
                                                                      Year Ended March 31,
================================================================================================================

                                                      1997        1996        1995        1994         1993

- ----------------------------------------------------------------------------------------------------------------


Net asset value at beginning of year............    $  12.24    $  10.47    $  10.52    $  11.34     $ 10.58
                                                  ----------   ---------   ----------   ---------  ----------


Income from investment operations:
   Net investment income........................        0.46        0.47        0.43        0.37        0.48
   Net realized and unrealized
     gains (losses) on investments..............        0.22        1.77       (0.05)      (0.59)       1.62
                                                  ----------   ---------   ----------   ---------  ----------

Total from investment operations................        0.68        2.24        0.38       (0.22)       2.10
                                                  ----------   ---------   ----------   ---------  ----------


Less distributions:
   Dividends from net investment income.........       (0.46)      (0.47)      (0.43)      (0.37)      (0.48)
   Distributions from net realized gains........       (0.02)         --          --       (0.23)      (0.86)
                                                  ----------   ---------   ----------   ---------  ----------

Total distributions.............................       (0.48)      (0.47)      (0.43)      (0.60)      (1.34)
                                                  ----------   ---------   ----------   ---------  ----------


Net asset value at end of year..................    $  12.44    $  12.24    $  10.47    $  10.52     $ 11.34
                                                  ==========   =========   ==========   =========  ==========


Total return(A) ................................        5.61%      21.65%       3.68%      (2.11%)     20.64%
                                                  ==========   =========   ==========   =========  ==========



Net assets at end of year (000's)...............    $ 36,087    $ 40,424    $ 40,012    $ 40,373     $42,051
                                                  ==========   =========   ==========   =========  ==========

Ratio of expenses to average net assets.........        1.25%       1.25%       1.25%       1.25%       1.40%

Ratio of net investment income to average net assets    3.65%       3.97%       4.06%       3.32%       4.41%

Portfolio turnover rate.........................           3%         11%         17%         91%        137%

Average commission rate per share(B)............    $ 0.1200

(A) The total returns shown do not include the effect of applicable sales loads.
(B) Beginning with the year ended March 31, 1997, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

See accompanying notes to financial statements.



UTILITY FUND - CLASS C
FINANCIAL HIGHLIGHTS
=================================================================================================================
                                                 Per Share Data for a Share Outstanding Throughout Each Period
=================================================================================================================
                                                                                                 Period Ended
                                                              Year Ended March 31,                 March 31,
                                                       1997           1996            1995          1994(A)

- -----------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period.........   $      12.23    $      10.46    $     10.51    $     11.55
                                                  ------------    ------------    -----------    -----------

Income from investment operations:
   Net investment income.......................           0.35            0.37           0.35           0.23
   Net realized and unrealized gains
   (losses) on investments.....................           0.24            1.78          (0.04)         (0.81)
                                                  ------------    ------------    -----------    -----------

Total from investment operations...............           0.59            2.15           0.31          (0.58)
                                                  ------------    ------------    -----------    -----------

Less distributions:
   Dividends from net investment income........          (0.37)          (0.38)         (0.36)         (0.23)
   Distributions from net realized gains.......          (0.02)             --             --          (0.23)
                                                  ------------    ------------    -----------    -----------

Total distributions............................          (0.39)          (0.38)         (0.36)         (0.46)
                                                  ------------    ------------  -------------  -------------

Net asset value at end of period...............   $      12.43    $      12.23    $     10.46    $     10.51
                                                  ============    ============    ===========    ===========

Total return(B) ...............................          4.82%          20.78%          3.00%          7.89%)(D)
                                                  ============   =============    ===========    ===========

Net assets at end of period (000's)............   $      3,099    $      3,686    $     3,599    $     1,742
                                                  ============   =============    ===========    ===========

Ratio of expenses to average net assets .......          2.00%           2.00%          2.00%          2.00%(D)

Ratio of net investment income to
 average net assets...........................           2.89%           3.19%          3.41%          2.19%(D)

Portfolio turnover rate........................             3%             11%            17%            91%(D)

Average commission rate per share(C)...........  $     0.1200

- -------------------------------------------------------------------------------

(A) Represents the period from date of public offering (August 2, 1993) through March 31, 1994.
(B) The total returns shown do not include the effect of applicable sales loads.
(C) Beginning with the year ended March 31, 1997, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(D) Annualized.

See accompanying notes to financial statements.




EQUITY FUND - CLASS A
FINANCIAL HIGHLIGHTS
===============================================================================================================
                                                Per Share Data for a Share Outstanding Throughout Each Period
===============================================================================================================
                                                                                                Period Ended
                                                               Year Ended March 31,                March 31,
                                                       1997           1996            1995          1994(A)

- ---------------------------------------------------------------------------------------------------------------


Net asset value at beginning of period.........   $      12.45    $       9.84    $      9.26    $     10.02
                                                  ------------   -------------    -----------    -----------


Income from investment operations:
   Net investment income.......................           0.12            0.13           0.15           0.08
   Net realized and unrealized gains (losses)
    on investments.............................           1.35            2.60           0.59          (0.34)
                                                  ------------   -------------    -----------    -----------

Total from investment operations...............           1.47            2.73           0.74          (0.26)
                                                  ------------   -------------    -----------    -----------


Less distributions:
   Dividends from net investment income........          (0.12)          (0.12)         (0.16)         (0.08)
   Distributions from net realized gains.......          (0.04)             --             --          (0.42)
                                                  ------------   -------------    -----------    -----------

Total distributions............................          (0.16)          (0.12)         (0.16)         (0.50)
                                                  ------------   -------------    -----------    -----------


Net asset value at end of period...............   $      13.76    $      12.45    $      9.84    $      9.26
                                                  ============   =============    ===========    ===========



Total return(B) ...............................         11.82%          27.90%          8.07%         (3.98%)(E)
                                                  ============   =============    ===========  =============

Net assets at end of period (000's)............   $     14,983    $      8,502    $     4,300    $     3,346
                                                  ============   =============    ===========  =============

Ratio of expenses to average net assets(C)  ...          1.25%           1.25%          1.25%          1.24%(E)

Ratio of net investment income to
 average net assets............................          0.91%           1.06%          1.57%          0.82%(E)

Portfolio turnover rate........................            38%             38%           159%           109%(E)

Average commission rate per share(D)...........  $     0.1199

(A) Represents the period from date of public offering (August 2, 1993) through March 31, 1994.
(B) The total returns shown do not include the effect of applicable sales loads.
(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.43%, 2.02%, 1.94% and 2.04%(E) for the periods ended March 31, 1997, 1996, 1995 and 1994, respectively (Note 4).
(D) Beginning with the year ended March 31, 1997, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(E) Annualized.

See accompanying notes to financial statements.




EQUITY FUND - CLASS C
FINANCIAL HIGHLIGHTS
===============================================================================================================
                                        Per Share Data for a Share Outstanding Throughout Each Period
===============================================================================================================
                                                                                                 Period Ended
                                                                Year Ended March 31,                 March 31,
                                                       1997           1996            1995          1994(A)

- ---------------------------------------------------------------------------------------------------------------


Net asset value at beginning of period.........   $      12.46    $       9.86    $      9.26    $     10.00
                                                  ------------    ------------    ------------   -----------


Income from investment operations:
   Net investment income.......................           0.02            0.05           0.10           0.03
   Net realized and unrealized gains (losses)
    on investments.............................           1.35            2.60           0.57          (0.32)
                                                  ------------    ------------    -----------    -----------

Total from investment operations...............           1.37            2.65           0.67          (0.29)
                                                  ------------    ------------    -----------    -----------


Less distributions:
   Dividends from net investment income........          (0.02)          (0.05)         (0.07)         (0.03)
   Distributions from net realized gains.......          (0.04)             --             --          (0.42)
                                                  ------------    ------------    -----------    -----------

Total distributions............................          (0.06)          (0.05)         (0.07)         (0.45)
                                                  ------------    ------------    -----------    -----------


Net asset value at end of period...............   $      13.77    $      12.46    $      9.86    $      9.26
                                                  ============    ============    ===========    ===========



Total return(B) ...............................         11.01%          26.90%         7.32%        (3.58%)(E)
                                                  ============    ============    ===========    ===========

Net assets at end of period (000's)............   $      2,770    $      2,436    $     1,995    $     5,857
                                                  ============    ============    ===========    ===========

Ratio of expenses to average net assets(C)  ...          2.00%           2.00%          2.00%          1.94%(E)

Ratio of net investment income to average
 net assets....................................          0.15%           0.38%          0.68%          0.58%(E)

Portfolio turnover rate........................            38%             38%           159%           109%(E)

Average commission rate per share(D)...........  $     0.1199

- ---------------------------------------------------------------------------------------------------------------------

(A) Represents the period from date of public offering (June 7, 1993) through March 31, 1994.
(B) The total returns shown do not include the effect of applicable sales loads.
(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.14%, 2.70%, 2.50% and 2.33%(E) for the periods ended March 31, 1997, 1996, 1995 and 1994, respectively (Note 4).
(D) Beginning with the year ended March 31, 1997, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(E) Annualized.

See accompanying notes to financial statements.



NOTES TO FINANCIAL STATEMENTS
March 31, 1997
===============================================================================
1.   ORGANIZATION
The U.S. Government Securities Fund, the Treasury Total Return Fund, the Utility Fund and the Equity Fund (collectively, the Funds) are each a diversified series of shares of Countrywide Strategic Trust (the Trust). The Trust (formerly Midwest Strategic Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The U.S. Government Securities Fund seeks high current income, consistent with the protection of capital, by investing primarily in obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities (U.S. Government obligations). It is anticipated that the Fund will invest primarily in mortgage-backed securities issued or guaranteed by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association.

The Treasury Total Return Fund seeks the highest level of total return over the long term, consistent with the protection of capital, by investing primarily in direct obligations of the United States Treasury. High current income is a secondary objective. The maturities of the U.S. Treasury obligations in which the Fund invests will be allocated based upon interest rate trends projected by the Adviser.

The Utility Fund seeks a high level of current income by investing primarily in securities of public utilities. Capital appreciation is a secondary objective.

The Equity Fund seeks long-term capital appreciation by investing primarily in common stocks which are believed by the Adviser to offer growth potential.

The Utility Fund and the Equity Fund each offer two classes of shares: Class A shares (sold subject to a maximum 4% front-end sales load and a distribution fee of up to 0.25% of average daily net assets) and Class C shares (sold subject to a maximum contingent deferred sales load of 1% if redeemed within a one-year period from purchase and a distribution fee of up to 1% of average daily net assets). Each Class A and Class C share of a Fund represents an identical interest in the investment portfolio of such Fund and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the Funds' significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). U.S. Government obligations and mortgage-backed securities are generally valued at their most recent bid price as obtained from one or more of the major market makers for such securities or are valued based on estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities traded on stock exchanges and securities traded in the over-the-counter market are valued at the last sales price as of the close of business on the day the securities are being valued. Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at the closing bid price quoted by brokers that make markets in the securities. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian, at the Federal Reserve Bank of Cleveland. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Share valuation -- The net asset value per share of the U.S. Government Securities Fund and the Treasury Total Return Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The maximum offering price per share of the U.S. Government Securities Fund is equal to net asset value per share plus a sales load equal to 2.04% of net asset value (or 2% of the offering price). The maximum offering price per share of the Treasury Total Return Fund is equal to net asset value per share plus a sales load equal to 4.17% of net asset value (or 4% of the offering price). The redemption price per share of each Fund is equal to the net asset value per share.

The net asset value per share of Class A shares and Class C shares of the Utility Fund and the Equity Fund is calculated daily for each class by dividing the total value of the Fund's assets attributable to that class, less liabilities attibutable to that class, by the number of shares of that class outstanding. The maximum offering price of Class A shares of each Fund is equal to net asset value per share plus a sales load equal to 4.17% of net asset value (or 4% of the offering price). The offering price of Class C shares of each Fund is equal to net asset value per share.

The redemption price per share of Class A shares and Class C shares of the Utility Fund and the Equity Fund is equal to the net asset value per share. However, Class C shares of each Fund are subject to a contingent deferred sales load of 1% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income are declared daily and paid on the last business day of each month to shareholders of the U.S. Government Securities Fund and the Treasury Total Return Fund. Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of the Utility Fund and the Equity Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Allocations between classes -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Utility Fund and the Equity Fund is allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Securities traded on a to-be-announced basis -- The U.S. Government Securities Fund frequently trades portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. When effecting such transactions, assets of a dollar amount sufficient to make payment for the portfolio securities to be purchased are placed in a segregated account on the trade date.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes is made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments (excluding repurchase agreements) as of March 31, 1997:



- --------------------------------------------------------------------------------------------------------------
                                                    U.S. Govt.   Treasury Total
                                                    Securities       Return          Utility        Equity
                                                       Fund           Fund            Fund           Fund
- --------------------------------------------------------------------------------------------------------------


Gross unrealized appreciation..................   $     21,426    $         --    $ 6,948,075    $ 2,805,286
Gross unrealized depreciation..................       (240,478)         (2,378)      (313,374)      (118,545)
                                                  ------------    ------------    -----------  -------------

Net unrealized appreciation (depreciation).....   $   (219,052)   $     (2,378)   $ 6,634,701    $ 2,686,741
                                                  ============    ============    ===========    ===========

Federal income tax cost........................   $ 20,000,988    $  9,314,121    $29,819,096    $10,669,330
                                                  ============    ============    ===========    ===========

- --------------------------------------------------------------------------------------------------------------

As of March 31, 1997, the U.S. Government Securities Fund and the Treasury Total Return Fund, had capital loss carryforwards for federal income tax purposes of $4,463,989 and $2,088,542, respectively, none of which expire prior to March 31, 2002. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders. The Treasury Total Return Fund also elected to defer until the Fund's tax year ending March 31, 1998, $544,208 of net realized losses from security transactions which were incurred after October 31, 1996.

3. INVESTMENT TRANSACTIONS
Investment transactions (excluding short-term investments) were as follows for the year ended March 31, 1997:


- -------------------------------------------------------------------------------------------------------------
                                                    U.S. Govt.   Treasury Total
                                                    Securities       Return          Utility        Equity
                                                       Fund           Fund            Fund           Fund
- -------------------------------------------------------------------------------------------------------------


Purchases of investment securities.............   $ 16,094,659    $ 10,535,063    $ 1,250,475    $ 7,279,891
                                                  ============    ============    ===========    ===========
Proceeds from sales and maturities
 of investment securities.....................    $ 20,275,487    $ 19,483,499    $ 5,175,139    $ 4,515,821
                                                  ============    ============    ===========    ===========


- -------------------------------------------------------------------------------------------------------------

4. TRANSACTIONS WITH AFFILIATES
The Chairman and the President of the Trust are also officers of Countrywide Financial Services, Inc., whose subsidiaries include Countrywide Investments, Inc. (the Adviser), the Trust's investment adviser and principal underwriter, and Countrywide Fund Services, Inc. (CFS), the Trust's transfer agent, shareholder service agent and accounting services agent. Countrywide Financial Services, Inc. is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

MANAGEMENT AGREEMENTS
Each Fund's investments are managed by the Adviser under the terms of separate Management Agreements. Under the terms of the Management Agreements, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its average daily net assets up to $200 million, 0.70% of such net assets from $200 million to $500 million and 0.50% of such net assets in excess of $500 million.

In order to reduce the operating expenses of the U.S. Government Securities Fund and the Treasury Total Return Fund for the year ended March 31, 1997, the Adviser voluntarily waived advisory fees of $17,500 and $56,000, respectively. In order to reduce the operating expenses of the Equity Fund, the Adviser voluntarily waived advisory fees of $21,000 and reimbursed the Fund for $5,834 of Class A expenses for the same period.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and CFS, CFS maintains the records for each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $21.00 per shareholder account from each of the U.S. Government Securities Fund and the Treasury Total Return Fund and $17.00 per shareholder account from each of the Utility Fund and Equity Fund, subject to a $1,000 minimum monthly fee for each Fund, or for each class of shares of a Fund, as applicable. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Trust and CFS, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee, based on current asset levels, of $3,250 from the U.S. Government Securities Fund, $2,750 from the Treasury Total Return Fund, and $3,500 from each of the Utility Fund and the Equity Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfollio securities.

UNDERWRITING AGREEMENT
The Adviser is the Funds' principal underwriter and, as such, acts as the exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and the Adviser, the Adviser earned $504, $750, $5,717, and $3,367 from underwriting and broker commissions on the sale of shares of the U.S. Government Securities Fund, the Treasury Total Return Fund, the Utility Fund and the Equity Fund, respectively, for the year ended March 31, 1997. In addition, the Adviser collected $1,141 and $505 of contingent deferred sales loads on the redemption of Class C shares of the Utility Fund and the Equity Fund, respectively.

PLANS OF DISTRIBUTION
The Trust has a Plan of Distribution (Class A Plan) under which shares of each Fund having one class of shares and Class A shares of each Fund having two classes of shares may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class C Plan) under which Class C shares of each Fund having two classes of shares may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class C Plan is 1% of average daily net assets attributable to Class C shares.

5. CAPITAL SHARE TRANSACTIONS
Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the years ended March 31, 1997 and 1996:


- -------------------------------------------------------------------------------------------------------------
                                                          U.S. Government               Treasury Total
                                                          Securities Fund                 Return Fund

                                                       1997           1996            1997           1996

- -------------------------------------------------------------------------------------------------------------


Shares sold....................................        317,801         343,417         16,063         64,654
Shares issued in reinvestment of distributions
   to shareholders.............................        114,706         129,033         53,010        103,352
Shares redeemed...................                    (707,804)       (667,998)      (681,539)    (1,406,629)
                                                   -----------     -----------    -----------    -----------
Net decrease in shares outstanding.............       (275,297)       (195,548)      (612,466)    (1,238,623)
Shares outstanding, beginning of year..........      2,642,220       2,837,768      1,866,811      3,105,434
                                                   -----------     -----------    -----------    -----------
Shares outstanding, end of year................      2,366,923       2,642,220      1,254,345      1,866,811
                                                   ===========     ===========    ===========    ===========

- -------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------
                                                             Utility                        Equity
                                                              Fund                           Fund

                                                       1997           1996            1997           1996

- -------------------------------------------------------------------------------------------------------------


CLASS A
Shares sold....................................        295,396         454,436        562,866        376,432
Shares issued in reinvestment of distributions
   to shareholders.............................        104,692         120,422         11,085          5,108
Shares redeemed................................       (802,704)     (1,093,005)      (168,288)      (135,368)
                                                    ----------      ----------      ---------      ---------

Net increase (decrease) in shares outstanding..       (402,616)       (518,147)       405,663        246,172
Shares outstanding, beginning of year..........      3,302,863       3,821,010        682,935        436,763
                                                    ----------      ----------      ---------      ---------

Shares outstanding, end of year................      2,900,247       3,302,863      1,088,598        682,935
                                                    ==========      ==========     ==========     ==========

CLASS C
Shares sold....................................         79,210         120,511         50,018         42,510
Shares issued in reinvestment of distributions
   to shareholders.............................          7,261           9,544            930            775
Shares redeemed................................       (138,592)       (172,643)       (45,330)       (50,111)
                                                    ----------      ----------     ----------      ---------

Net increase (decrease) in shares outstanding..        (52,121)        (42,588)         5,618         (6,826)
Shares outstanding, beginning of year..........        301,479         344,067        195,573        202,399
                                                    ----------      ----------     ----------      ---------

Shares outstanding, end of year................        249,358         301,479        201,191        195,573
                                                  ============      ==========     ==========     ==========

- --------------------------------------------------------------------------------------------------------------

6. MANDATORY REDEMPTION OF TREASURY TOTAL RETURN FUND (UNAUDITED)
On May 19, 1997, subsequent to the date of these financial statements and the related auditors' report, the Board of Trustees determined to exercise its authority pursuant to the Trust's Agreement and Declaration of Trust to require the redemption of all outstanding shares of the Treasury Total Return Fund. This mandatory redemption will occur on or about July 15, 1997.



U.S. GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS
March 31, 1997
===========================================================================================================
       Par                                                                                        Market
      Value      U.S. GOVERNMENT AGENCY ISSUES-- 90.6%                                             Value

- -----------------------------------------------------------------------------------------------------------


 $      500,000  Federal Home Loan Bank, 7.00%, 8/28/02.....................................   $     493,357
        400,000  Federal Home Loan Mortgage Corp., 6.56%, 3/12/03...........................         388,935
      2,000,000  Federal Home Loan Mortgage Corp., 7.05%, 6/08/05...........................       1,959,816
      1,558,238  Federal Home Loan Mortgage Corp. #E00228, 6.50%, 7/01/08...................       1,513,688
      1,971,329  Federal Home Loan Mortgage Corp. #G30054, 7.50%, 9/01/16...................       1,957,550
      1,908,859  Federal National Mortgage Assoc. #250689, 7.50%, 9/01/03...................       1,924,416
      1,011,461  Federal National Mortgage Assoc. #50811, 7.50%, 12/01/12...................       1,005,261
      1,589,694  Federal National Mortgage Assoc. #190666, 7.00%, 3/01/14...................       1,547,868
      2,580,975  Federal National Mortgage Assoc. #220114, 7.00%, 6/01/23...................       2,483,930
      2,788,540  Federal National Mortgage Assoc. #317691, 7.00%, 8/01/25...................       2,672,565
        986,943  Federal National Mortgage Assoc. #351694, 7.50%, 11/01/26..................         969,829
        986,707  Federal National Mortgage Assoc. #358484, 7.50%, 11/01/26..................         969,597
      1,872,116  Government National Mortgage Assoc. #319358, 8.00%, 4/15/22................       1,895,124
- ---------------                                                                               ---------------
 $   20,154,862  TOTAL U.S. GOVERNMENT AGENCY ISSUES
===============
                 (Amortized Cost $20,000,988)...............................................   $  19,781,936
                                                                                              ---------------

===============================================================================================================
      Face                                                                                        Market
     Amount      REPURCHASE AGREEMENTS(1)-- 9.0%                                                   Value

- ---------------------------------------------------------------------------------------------------------------


 $    1,960,000  Dean Witter Reynolds, Inc., 6.25%, dated 3/31/97, due 4/01/97,
                    repurchase proceeds $1,960,340..........................................   $   1,960,000
- ---------------                                                                               ---------------
 $    1,960,000  TOTAL REPURCHASE AGREEMENTS ...............................................   $   1,960,000
===============                                                                               ---------------

                 TOTAL U.S. GOVERNMENT AGENCY ISSUES
                    AND REPURCHASE AGREEMENTS-- 99.6% ......................................   $  21,741,936

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.4% ..............................         101,279
                                                                                              ---------------

                 NET ASSETS-- 100.0% .......................................................   $  21,843,215
                                                                                              ===============


(1) Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.




TREASURY TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS
March 31, 1997
===============================================================================================================
       Par                                                                                        Market
      Value      U.S. TREASURY OBLIGATIONS -- 92.6%                                                Value

- ---------------------------------------------------------------------------------------------------------------


 $    9,400,000  U.S. Treasury Bills, 6/05/97...............................................   $   9,311,743
- ---------------                                                                               ---------------
 $    9,400,000  TOTAL U.S. TREASURY OBLIGATIONS
===============
                 (Amortized Cost $9,314,121)................................................   $   9,311,743
                                                                                              ---------------

================================================================================================================
      Face                                                                                        Market
     Amount      REPURCHASE AGREEMENTS(1)-- 7.9%                                                   Value

- ----------------------------------------------------------------------------------------------------------------
 $      799,000  Fifth Third Bank, 5.09%, dated 3/31/97, due 4/01/97,
                    repurchase proceeds $799,113............................................   $     799,000
- ---------------
 $      799,000  TOTAL REPURCHASE AGREEMENTS ...............................................   $     799,000
===============                                                                                -------------

                 TOTAL U.S. TREASURY OBLIGATIONS AND
                    REPURCHASE AGREEMENTS -- 100.5% ........................................   $  10,110,743

                 LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.5)% ............................         (51,371)
                                                                                               -------------

                 NET ASSETS-- 100.0% .......................................................   $  10,059,372
                                                                                               =============

(1)      Repurchase agreements are fully collateralized by U.S. Treasury obligations.

See accompanying notes to financial statements.




UTILITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1997
===============================================================================
                                                                       Market
COMMON STOCK -- 87.6%                                  Shares           Value
- -------------------------------------------------------------------------------


ELECTRIC UTILITIES -- 46.3%
Baltimore Gas & Electric Co ................           50,050     $   1,338,838
CMS Energy Corp.............................           60,000         1,972,500
Central Louisiana Electric..................           30,000           787,500
CINergy Corp................................           50,000         1,706,250
DPL, Inc....................................           50,000         1,206,250
Dominion Resources, Inc.....................           30,000         1,091,250
Duke Power Co...............................           50,000         2,206,250
FPL Group, Inc..............................           50,000         2,206,250
Kansas City Power & Light Co................           60,000         1,680,000
Northern States Power Co....................           46,000         2,179,250
Scana Corp..................................           70,000         1,776,250
                                                                ---------------
                                                                  $  18,150,588
                                                                ---------------
TELECOMMUNICATIONS -- 24.7%
Ameritech Corp..............................           35,000     $   2,152,500
AT&T Corp...................................           30,000         1,042,500
Bell Atlantic Corp..........................           25,000         1,521,875
BellSouth Corp..............................           50,000         2,112,500
GTE Corp....................................           50,000         2,331,250
Lucent Technologies, Inc....................            9,722           512,835
                                                                ---------------
                                                                  $   9,673,460
                                                                 --------------
GAS COMPANIES -- 12.9%
Enron Corp..................................           15,000     $     570,000
Indiana Energy, Inc.........................           15,000           369,375
MCN Corp....................................           70,000         1,968,750
Nicor, Inc..................................           20,000           640,000
Oneok, Inc..................................           25,000           650,000
Wicor, Inc..................................           25,000           850,000
                                                                ---------------
                                                                  $   5,048,125
                                                                ---------------
WATER COMPANIES -- 3.7%
American Water Works, Inc...................           70,000     $   1,470,000
                                                                ---------------

TOTAL COMMON STOCK (Cost $27,728,589).......                      $  34,342,173
                                                                ---------------

===============================================================================
                                                       Par             Market
CORPORATE BONDS -- 5.4%                               Value             Value
- -------------------------------------------------------------------------------


Dayton Power & Light Co., 8.40%, 12/01/22...    $   1,000,000     $   1,024,734
New York Telephone Co., 9.375%, 7/15/31.....        1,000,000         1,086,890
                                              ---------------   ---------------
TOTAL CORPORATE BONDS
 (Amortized Cost $2,090,507)  ..............    $   2,000,000     $   2,111,624
                                              ===============   ---------------
TOTAL INVESTMENTS AT VALUE-- 93.0%
 (Amortized Cost $29,819,096)...............                      $  36,453,797
                                                                ---------------





REPURCHASE AGREEMENTS(1) -- 7.0%                   Face              Market
                                                  Value               Value
- -------------------------------------------------------------------------------


Dean Witter Reynolds, Inc., 6.25%,
 dated 3/31/97, due 4/01/97,
   repurchase proceeds $2,721,472...........    $   2,721,000     $   2,721,000
                                              ---------------   ---------------
TOTAL REPURCHASE AGREEMENTS ................    $   2,721,000     $   2,721,000
                                              ===============   ---------------
TOTAL INVESTMENTS AND REPURCHASE
   AGREEMENTS AT VALUE-- 100.0%.............                      $  39,174,797
OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.0%                             11,630
                                                                ---------------
NET ASSETS-- 100.0%.........................                      $  39,186,427
                                                                ===============

(1) Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.




EQUITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1997
===============================================================================
                                                                       Market
COMMON STOCK -- 75.2%                                Shares             Value
- -------------------------------------------------------------------------------


CONSUMER, NON-CYCLICAL -- 23.3%
Albertson's, Inc............................           15,000     $     510,000
Columbia/HCA Healthcare Corp................           12,000           403,500
Newell Co...................................           10,000           335,000
PepsiCo, Inc................................           14,700           479,588
Pfizer, Inc.................................            8,000           673,000
Procter & Gamble Co.........................            4,000           460,000
Sara Lee Corp...............................           10,000           405,000
Schering-Plough Corp........................            6,000           436,500
United Healthcare Corp......................            9,000           428,625
                                                                ---------------
                                                                  $   4,131,213
                                                                ---------------
TECHNOLOGY -- 14.2%
Compaq Computer Corp.(1)....................            4,000           306,500
Electronic Data Systems Corp................           10,000           403,750
Hewlett-Packard Co..........................           10,000           532,500
Intel Corp..................................            3,500           486,937
Loral Space & Communications(1).............           11,000           155,375
Lucent Technologies, Inc....................            1,944           102,546
Motorola, Inc...............................            9,000           543,375
                                                                ---------------
                                                                  $   2,530,983
                                                                ---------------
FINANCIAL SERVICES -- 12.4%
AFLAC, Inc..................................           12,000     $     450,000
American General Corp.......................            8,600           350,450
American International Group................            3,000           352,125
Bank of New York Co., Inc...................           16,000           588,000
Norwest Corp................................           10,000           462,500
                                                                ---------------
                                                                  $   2,203,075
                                                                ---------------
CONSUMER, CYCLICAL -- 11.2%
Gap, Inc....................................           16,000     $     536,000
Lowe's Companies, Inc.......................            9,000           336,375
McDonald's Corp.............................           12,000           567,000
The Walt Disney Co..........................            7,500           547,500
                                                                ---------------
                                                                  $   1,986,875
                                                                ---------------
INDUSTRIAL -- 8.4%
Deere & Co..................................           11,000     $     478,500
Diebold, Inc................................           10,500           395,063
Emerson Electric Co.........................            4,800           216,000
Millipore Corp..............................            9,500           402,562
                                                                ---------------
                                                                  $   1,492,125
                                                                ---------------
CONGLOMERATES -- 3.1%
General Electric Co.........................            5,600     $     555,800
                                                                ---------------

ENERGY -- 2.6%
Enron Corp..................................           12,000     $     456,000
                                                                ---------------

TOTAL COMMON STOCK (Cost $10,669,330) ......                      $  13,356,071
                                                                ---------------




                                                       Face             Market
REPURCHASE AGREEMENTS(2) -- 25.0%                      Value             Value
- -------------------------------------------------------------------------------


Dean Witter Reynolds, Inc., 6.25%,
 dated 3/31/97, due 4/01/97, repurchase
  proceeds $4,437,770.......................    $   4,437,000     $   4,437,000
                                              ---------------   ---------------
TOTAL REPURCHASE AGREEMENTS.................    $   4,437,000     $   4,437,000
                                              ===============   ---------------
TOTAL COMMON STOCK AND
   REPURCHASE AGREEMENTS AT VALUE-- 100.2%..                      $  17,793,071

LIABILITIES IN EXCESS OF OTHER ASSETS--  (0.2)%                         (40,280)
                                                                ---------------

NET ASSETS-- 100.0%.........................                      $  17,752,791
                                                                ===============

(1) Non-income producing security.

(2) Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
===============================================================================

ARTHUR ANDERSEN LLP


To the Shareholders and Board of Trustees of Countrywide Strategic Trust (formerly, Midwest Strategic Trust):

We have audited the accompanying statements of assets and liabilities of the U.S. Government Securities Fund, Treasury Total Return Fund, Utility Fund and Equity Fund of the Countrywide Strategic Trust (a Massachusetts business trust), including the portfolios of investments, as of March 31, 1997, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Government Securities Fund, Treasury Total Return Fund, Utility Fund and Equity Fund of Countrywide Strategic Trust as of March 31, 1997, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.


/s/ Arthur Andersen LLP

Cincinnati, Ohio,
April 28, 1997



RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
February 28, 1997 (Unaudited)
===============================================================================
On February 28, 1997, a Special Meeting of Shareholders of the Trust was held
(1) to approve or disapprove a new investment advisory agreement with
Countrywide Investments, Inc. (formerly Midwest Group Financial Services, Inc.),
(2) to elect eight trustees and (3) to ratify or reject the selection of Arthur
Andersen LLP as the Trust's independent public accountants for the current fiscal year. The total number of shares of the Trust present by proxy represented 65.4% of the shares entitled to vote at the meeting. Each of the matters submitted to shareholders was approved.

The results of the voting for or against the approval of the new investment advisory agreement by each Fund follows:


- ----------------------------------------------------------------------------------------------------------
                                                                   Number of Shares
                                                    For                 Against                 Abstain

- ----------------------------------------------------------------------------------------------------------


U.S. Government Securities Fund               1,386,173.356            7,257.249              65,168.136
Treasury Total Return Fund                      690,869.625           21,503.234             135,493.791
Utility Fund                                  2,079,766.689           20,329.944             109,212.611
Equity Fund                                     724,973.062            4,061.722              22,058.929

- ----------------------------------------------------------------------------------------------------------

The results of the voting for the election of trustees follows:

- ----------------------------------------------------------------------------------------------------------
                                                                       Withhold
     Nominees                                  For Election            Authority                Status

- ----------------------------------------------------------------------------------------------------------


Donald L. Bogdon, M.D.                         5,199,438.647            67,429.701          New Trustee
John R. Delfino                                5,198,698.666            68,169.682          New Trustee
H. Jerome Lerner                               5,198,658.952            68,209.396          Incumbent
Robert H. Leshner                              5,204,752.328            62,116.020          Incumbent
Angelo R. Mozilo                               5,197,160.798            69,707.550          New Trustee
Oscar P. Robertson                             5,206,830.117            60,038.231          Incumbent
John F. Seymour, Jr.                           5,199,434.758            67,433.590          New Trustee
Sebastiano Sterpa                              5,197,664.433            69,203.915          New Trustee


- ------------------------------------------------------------------------------

The results of the voting for or against the ratification of Arthur Andersen LLP as independent public accountants by each Fund follows:


- -----------------------------------------------------------------------------------------------------------
                                                                   Number of Shares
                                                    For                 Against                 Abstain

- -----------------------------------------------------------------------------------------------------------


U.S. Government Securities Fund               1,435,598.498            5,512.464              17,487.779
Treasury Total Return Fund                      780,081.371           10,404.979              57,380.300
Utility Fund                                  2,122,637.785            8,418.304              78,253.155
Equity Fund                                     738,937.654              163.221              11,992.838

- -----------------------------------------------------------------------------------------------------------


COUNTRYWIDE INVESTMENTS
- ------------------------

COUNTRYWIDE STRATEGIC TRUST
312 Walnut St., 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide: (Toll Free) 800-543-8721
Cincinnati: 629-2000
Rate Line: 579-0999

Shareholder Services
Nationwide: (Toll Free) 800-543-0407
Cincinnati: 629-2050

BOARD OF TRUSTEES
Angelo R. Mozilo, Chairman
Robert H. Leshner, President
Donald L. Bogdon, M.D.
John R. Delfino
H. Jerome Lerner
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

INVESTMENT ADVISER
Countrywide Investments, Inc.
312 Walnut St., 21st Floor
Cincinnati, Ohio 45202-4094

TRANSFER AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354


This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of Countrywide Strategic Trust.

PART C.         OTHER INFORMATION
------          -----------------
Item 24.          Financial Statements and Exhibits
-------           ---------------------------------

             (a)    (i)              Financial Statements included in Part A:

                                     Financial Highlights

                    (ii)             Financial Statements included in Part B:

                                     Statements of Assets and Liabilities, March
                                     31, 1997

                                     Statements of Operations For the Year Ended
                                     March 31, 1997

                                     Statements of Changes in Net Assets For the
                                     Years Ended March 31, 1997 and 1996

                                     Portfolio of Investments, March 31, 1997

                                     Notes to Financial Statements

             (b) Exhibits:

                    (1)(i) Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 25, is hereby incorporated by reference.

                       (ii) Amendment No. 1, dated May 24, 1994, to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 29, is hereby incorporated by reference.

                      (iii) Amendment No 2, dated February 28, 1997, to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 32, is hereby incorporated by reference.

                     (2)(i) Registrant's Bylaws, which were filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, are hereby incorporated by reference.

                       (ii) Amendments to Registrant's Bylaws adopted July 17, 1984, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 4, are hereby incorporated by reference.

                           (iii) Amendment to Registrant's Bylaws adopted April 5, 1989, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 14, is hereby incorporated by reference.

                     (3)             Voting Trust Agreements - None.

                     (4)             Specimen Share Certificate - None.

                     (5)(i) Registrant's Management Agreement with Countrywide Investments, Inc. for the Government Mortgage Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 32, is hereby incorporated by reference.

                           (ii) Registrant's Management Agreement with Countrywide Investments, Inc. for the Utility Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No 32, is hereby incorporated by reference.

                           (iii) Registrant's Management Agreement with Countrywide Investments, Inc. for the Equity Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No 32, is hereby incorporated by reference.

                           (iv) Form of Registrant's Management Agreement with Countrywide Investments, Inc. for the Growth/Value Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 32, is hereby incorporated by reference.

                           (v) Form of Registrant's Management Agreement with Countrywide Investments, Inc. for the Aggressive Growth Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 32, is hereby incorporated by reference.

                           (vi) Form of Subadvisory Agreement between Countrywide Investments, Inc. and Mastrapasqua & Associates, Inc. for the Growth/Value Fund and the Aggressive Growth Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 32, is hereby incorporated by reference.

                      (6)(i) Registrant's Underwriting Agreement with Countrywide Investments, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 32, is hereby incorporated by reference.

                            (ii) Form of Underwriter's Dealer Agreement, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 32, is hereby incorporated by reference.

                     (7) Bonus, Profit Sharing, Pension or Similar Contracts for the benefit of Directors or Officers - None.

                     (8) Custody Agreement with The Fifth Third Bank, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 31, is hereby incorporated by reference.

                     (9)(i) Registrant's Accounting and Pricing Services Agreement with Countrywide Fund Services, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 32, is hereby incorporated by reference.

                           (ii) Registrant's Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with Countrywide Fund Services, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 32, is hereby incorporated by reference.

                           (iii)     Administration Agreement between
                                     Countrywide Investments, Inc. and
                                     Countrywide Fund Services, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 32, is hereby incorporated by reference.

                           (iv) License Agreement with Countrywide Credit Industries, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 32, is hereby incorporated by reference.

                    (10) Opinion and Consent of Goodwin, Procter & Hoar, which was filed with Registrant's Rule 24f-2 Notice for the fiscal year ended March 31, 1997, is hereby incorporated by reference.

                    (11) Consent of Independent Auditors is filed herewith.

                    (12)             Financial Statements Omitted from Item 23 -
                                     None.

                    (13)             Letter of Initial Stockholder, which
                                     was filed as an Exhibit to Registrant's
                                     Pre-Effective Amendment No. 1, is hereby incorporated by reference.

                    (14)   (i)       Copy of Midwest Group Individual Retirement
                                     Account Plan, including Schedule of Fees, which was filed as an Exhibit to Registrant's Post-Effective Amendment No.
                                     22, is hereby incorporated by reference.

                            (ii)     Copy of Midwest Group 403(b) Plan,
                                     including Schedule of Fees, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 22, is hereby incorporated by reference.

                           (iii) Copy of the Midwest Group Prototype Defined Contribution Plan, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 19, is hereby incorporated by reference.

                    (15)   (i)       Registrant's Plans of Distribution Pursuant
                                     to Rule 12b-1, which were filed as Exhibits to Registrant's Post-Effective Amendment No
                                     32, are hereby incorporated by reference.

                           (ii) Form of Administration Agreement with respect to the administration of shareholder accounts, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 32, is hereby incorporated by reference.

                    (16) Computations of each performance quotation provided in response to Item 22, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 12, are hereby incorporated by reference.

                     (17)  (i)       Financial Data Schedules for Government
                                     Mortgage Fund, Utility Fund and Equity Fund are filed herewith.

                          (ii) Financial Data Schedule for Growth/Value Fund and Aggressive Growth Fund, which were filed as Exhibits to Registrant's Post-Effective Amendment No. 32, are hereby incorporated by reference.

                     (18) Amended Rule 18f-3 Plan Adopted with Respect to the Multiple Class Distribution System is filed herewith.

                     (19) Power of Attorney for John R. Delfino is filed herewith.

Item 25.          Persons Controlled by or Under Common Control with the
                  Registrant
                  -------------------------------------------------------
                  None


Item 26.          Number of Holders of Securities (as of June 30, 1997)
-------           -----------------------------------------------------
                  Title of Class                  Number of Record Holders
                  --------------                  ------------------------

                  Government Mortgage Fund                              732

                  Utility Fund
                    Class A Shares                                    1,726
                    Class C Shares                                      170

                  Equity Fund
                    Class A Shares                                      658
                    Class C Shares                                      129

                  Growth/Value Fund                                       0

                  Aggressive Growth Fund                                  0


Item 27.          Indemnification
-------           ---------------
         (a)      Article VI of the Registrant's Restated Agreement and
                  Declaration of Trust provides for indemnification of officers and Trustees as follows:

                  Section 6.4 Indemnification of Trustees, Officers, etc.
                  ----------- ------------------------------------------
                  The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office ("disabling conduct"). Anything herein contained to the contrary notwithstanding, no Covered Person shall be indemnified for any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject unless
                  (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Covered Person was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Company as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion.

                  Section 6.5  Advances of Expenses.
                  -----------  --------------------
                  The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding, upon the undertaking by or on behalf of the Covered Person to repay the advance unless it is ultimately determined that such Covered Person is entitled to indemnification, so long as one of the following conditions is met: (i) the Covered Person shall provide security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

                  Section 6.6  Indemnification Not Exclusive, etc.
                  -----------  -----------------------------------
                  The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators, an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a "disinterested" person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

         (b) The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its trustees and officers and Countrywide Investments, Inc.
                  (the "Adviser") in its capacity as investment adviser and principal underwriter, among others. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

                  The Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence of the Adviser in the performance of its duties or from the reckless disregard by the Adviser of its obligations under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by the Adviser in defending a proceeding, upon the undertaking by or on behalf of the Adviser to repay the advance unless it is ultimately determined that the Adviser is entitled to indemnification.

                  The Underwriting Agreement with the Adviser provides that the Adviser, its directors, officers, employees, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of the Adviser's duties or from the reckless disregard by any of such persons of the Adviser's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item 28.          Business and Other Connections of the Investment
                  Advisers
                  ------------------------------------------------
                  A. Countrywide Investments, Inc. (the "Adviser") is a registered investment adviser providing investment advisory services to the Registrant. The Adviser acts as the investment adviser to six series of Countrywide Tax-Free Trust and five series of Countrywide Investment Trust, both of which are registered investment companies. The Adviser also serves as subadvisor to the Capitol Square Bond Fund series of Capitol Square Funds, a registered investment company. The Adviser provides investment advisory services to individual and institutional accounts and is a registered broker-dealer.

                      The following list sets forth the business and other connections of the directors and executive officers of the Adviser. Unless otherwise noted with an asterisk(*), the address of the corporations listed below is 312 Walnut Street, Cincinnati, Ohio 45202.

                       *The  address of each  corporation  is 4500 Park  Granada
                        Road, Calabasas, California 91302.

                  (1)    Angelo R. Mozilo - Chairman and a Director of the
                         Adviser.

                           (a) Chairman and a Trustee of Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust, registered investment companies.

                           (b) Chairman and a Director of Countrywide Financial Services, Inc., a financial services company, Countrywide Fund Services, Inc., a registered transfer agent, Countrywide Servicing Exchange,* a loan servicing broker and Countrywide Capital Markets, Inc.,* a holding company.

                           (c) Vice Chairman, Director and Executive Vice President of Countrywide Credit Industries, Inc.,* a holding company which provides residential mortgages and ancillary financial products and services.

                           (d) A Director of Countrywide Home Loans, Inc.,* a residential mortgage lender and CTC Foreclosure Services Corporation,* a foreclosure trustee.

                           (e) A Director of LandSafe, Inc.* and Chairman and a director of various Landsafe subsidiaries which provide residential mortgage title and closing services.

                           (f) Chairman and CEO of Countrywide Securities Corporation,* a registered broker-dealer.

                           (g) Vice Chairman of CWM Mortgage Holdings, Inc.,* a real estate investment trust.

                  (2) Robert H. Leshner - President and a Director of the Adviser.

                           (a) President and a Trustee of Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust.

                           (b) President and a Director of Countrywide Financial Services, Inc.

                           (c) Vice Chairman and a Director of Countrywide Fund Services, Inc.

                  (3)      Andrew S. Bielanski - A Director of the Adviser.

                           (a) A Director of Countrywide Financial Services Inc., Countrywide Fund Services, Inc. and Countrywide Agency, Inc.,* an insurance agency.

                           (b) Managing Director - Marketing of Countrywide Credit Industries, Inc. and Countrywide Home Loans, Inc.

                  (4)      Thomas H. Boone - A Director of the Adviser.

                           (a) A Director of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc., Countrywide Agency, Inc.,* Countrywide Tax Services Corporation,* a residential mortgage tax service provider and Countrywide Lending Corporation,* a lending institution.

                           (b) Managing Director-Chief Loan Administration Officer of Countrywide Credit Industries, Inc. and Countrywide Home Loans, Inc.

                           (c) A Director and Executive Vice President of CWABS, Inc.,* an asset-backed securities issuer and CWMBS, Inc.,* a mortgage-backed securities issuer.

                           (d) CEO and a Director of CTC Foreclosure Services Corporation.

                  (5)      Marshall M. Gates - A Director of the Adviser.

                           (a) A Director of Countrywide Financial Services Inc., Countrywide Fund Services, Inc. and Countrywide Agency, Inc.

                           (b) Managing Director-Production of Countrywide Credit Industries, Inc. and Countrywide Home Loans, Inc.

                           (c) President and a Director of Second Charter Reinsurance Corporation,* a mortgage, property and casualty reinsurance agency and Charter Reinsurance Corporation,* a mortgage reinsurance agency.

                  (6)      David Sambol - A Director of the Adviser.

                           (a) A Director of Countrywide Financial Services Inc., Countrywide Fund Services, Inc. and Countrywide Securities Corporation.

                           (b) Managing Director - Capital Markets of Countrywide Credit Industries, Inc. and Countrywide Home Loans, Inc.

                           (c) CEO, President and a Director of Countrywide Capital Markets, Inc. and Countrywide Servicing Exchange,*a loan servicing broker.

                  (7) John J. Goetz - Vice President and Chief Investment Officer of the Adviser.

                           (a) Vice President of Countrywide Financial Services, Inc. until February 1997.

                  (8)      Maryellen Peretzky - Vice President-
                           Administration, Human Resources and Operations of the Adviser.

                           (a) Vice President-Administration, Human Resources and Operations of Countrywide Financial Services, Inc. and Countrywide Fund Services, Inc.

                           (b) Assistant Secretary of The Tuscarora Investment Trust and The Gannett Welsh & Kotler Funds.

                  (9)      Sharon L. Karp - Vice President-Marketing of the
                           Adviser.

                           (a) Vice President of Countrywide Financial Services, Inc. until February 1997.

                  (10) John F. Splain - Secretary and General Counsel of the Adviser.

                           (a) Vice President, Secretary and General Counsel of Countrywide Fund Services, Inc.

                           (b) Secretary and General Counsel of Countrywide Financial Services, Inc.

                           (c) Secretary of Countrywide Tax-Free Trust, Countrywide Investment Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust, The Tuscarora Investment Trust, PRAGMA Investment Trust, Maplewood
                                    Investment Trust, a series company,
                                    and The Thermo Opportunity Fund, Inc.,
                                    registered investment companies.

                           (d) Assistant Secretary of Fremont Mutual Funds, Inc., Schwartz Investment Trust, The Gannett Welsh & Kotler Funds, Capitol Square Funds, Interactive Investments, Dean Family of Funds and The New York State Opportunity Funds, registered investment companies.

                           (e) Secretary of Leeb Personal Finance(TM) Investment Trust, a registered investment company, until November 1996.

                  (11)     Robert G. Dorsey - Treasurer of the Adviser.

                           (a) President and Treasurer of Countrywide Fund Services, Inc.

                           (b) Vice President-Finance and Treasurer of Countrywide Financial Services, Inc.

                           (c) Vice President of Countrywide Tax-Free Trust, Countrywide Investment Trust, Countrywide Stategic Trust, Brundage, Story and Rose Investment Trust, Markman MultiFund Trust, PRAGMA Investment Trust, Maplewood Investment Trust, a series company, The Thermo Opportunity Fund, Inc., Capitol Square Funds, Dean Family of Funds and The New York State Opportunity Funds.

                           (d) Assistant Vice President of Williamsburg Investment Trust, Schwartz Investment Trust, Fremont Mutual Funds, Inc., The Gannett Welsh & Kotler Funds, The Tuscarora Investment Trust and Interactive Investments.

                           (e) Vice President of Leeb Personal Finance(TM) Investment Trust until November 1996.

                  (12) Susan F. Flischel - Vice President-Investments of the Adviser

                  (13) Scott Weston - Assistant Vice President-Investments of the Adviser.

                  B. Mastrapasqua & Associates, Inc. ("Mastrapasqua") is a registered investment adviser providing investment advisory services to institutions and individuals as well as the Growth/Value Fund and the Aggressive Growth Fund. The address of Mastrapasqua and its officers and directors is 814 Church Street, Suite 600, Nashville, Tennessee. The following are officers and directors of
                           Mastrapasqua:

                  (1)      Frank Mastrapasqua - Chairman and Chief Executive
                           Officer

                           (a) Chairman of Management Plus Associates, Inc., a sports agency.

                  (2)      Thomas A. Trantum - President

Item 29.                   Principal Underwriters
-------                    ----------------------
                  (a)      Countrywide Investments, Inc. also acts as
                           underwriter for Countrywide Tax-Free Trust,
                           Countrywide Investment Trust, The Milestone Funds and Brundage, Story and Rose Investment Trust.
                           Unless otherwise noted with an asterisk(*), the address of the persons named below is 312 Walnut
                           Street, Cincinnati, Ohio 45202.

                           *The address is 4500 Park Granada Road, Calabasas, California 91302.

                                                  Position          Position
                                                    with              with
                  (b)      Name                  Underwriter       Registrant
                           ----                  -----------       -----------
                   *       Angelo R. Mozilo       Chairman and     Chairman and
                                                  Director         Trustee

                           Robert H. Leshner      President        President
                                                  and Director     and Trustee

                    *      Andrew S. Bielanski    Director            None

                    *      Thomas H. Boone        Director            None

                    *      Marshall M. Gates      Director            None

                    *      David Sambol           Director            None

                           John J. Goetz          Vice                None
                                                  President and
                                                  Chief
                                                  Investment
                                                  Officer

                           Maryellen Peretzky     Vice President-     None
                                                  Administration,
                                                  Human Resources
                                                  and Operations

                           Sharon L. Karp         Vice President-     None
                                                  Marketing

                           John F. Splain         Secretary and       Secretary
                                                  General Counsel


                           Robert G. Dorsey       Treasurer           Vice
                                                                      President
                           Susan F. Flischel      Vice President-     None
                                                  Investments

                           Scott Weston           Assistant Vice      None
                                                  President-
                                                  Investments

                           (c)                    None

Item 30.            Location of Accounts and Records
-------             --------------------------------
                           Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant.

Item 31.            Management Services Not Discussed in Part A or Part B
-------             -----------------------------------------------------
                           None.

Item 32.          Undertakings
-------           ------------
                  (a)      Not Applicable.

                  (b)      Not Applicable

                  (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

                  (d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Massachusetts law and the Agreement and Declaration of Trust of the Registrant or the Bylaws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  (e) Within five business days after receipt of a written application by shareholders holding in the aggregate at least 1% of the shares then outstanding or shares then having a net asset value of $25,000, whichever is less, each of whom shall have been a shareholder for at least six months prior to the date of application (hereinafter the "Petitioning Shareholders"), requesting to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon removal of any Trustee of the Registrant, which application shall be accompanied by a form of communication and request which such Petitioning Shareholders wish to transmit, Registrant will:

                            (i) provide such Petitioning Shareholders with access to a list of the names and addresses of all shareholders of the Registrant; or


                            (ii) inform such Petitioning  Shareholders of the
                        approximate number of shareholders and the estimated costs of mailing such communication, and to undertake such mailing promptly after tender by such Petitioning Shareholders to the Registrant of the material to be mailed and the reasonable expenses of such mailing.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on the 31st day of July, 1997.

                           COUNTRYWIDE STRATEGIC TRUST

                           /s/ John F. Splain
                       By:---------------------------
                               John F. Splain,
                               Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the 31st day of July, 1997.


*ANGELO R. MOZILO                           Chairman
                                            and Trustee

/s/ Robert H. Leshner
---------------------                       President
ROBERT H. LESHNER                           and Trustee


/s/ Mark J. Seger
---------------------                       Treasurer
MARK J. SEGER


*DONALD L. BOGDON, M.D.                     Trustee

*JOHN R. DELFINO                            Trustee

*H. JEROME LERNER                           Trustee

*OSCAR P. ROBERTSON                         Trustee

*JOHN F. SEYMOUR, JR.                       Trustee

*SEBASTIANO STERPA                          Trustee

By: /s/ John F. Splain
    -------------------
       JOHN F. SPLAIN
       Attorney-in-Fact*
       July 31, 1997